UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM GLOBAL TOTAL RETURN FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return Fund
December 15, 2022

PGIM Global Total Return Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-29.59	-4.01	-0.82	—

(without sales charges)	-27.22	-3.37	-0.49	—

Class C

(with sales charges)	-28.52	-4.08	-1.23	—

(without sales charges)	-27.82	-4.08	-1.23	—

Class Z

(without sales charges)	-27.16	-3.15	-0.25	—

Class R2

(without sales charges)	-27.57	N/A	N/A	-4.01 (12/27/2017)

Class R4

(without sales charges)	-27.24	N/A	N/A	-3.73 (12/27/2017)

Class R6

(without sales charges)	-27.06	-3.07	-0.11	—

Bloomberg Global Aggregate Index

	-20.79	-2.38	-0.98	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)

Class R2, Class R4

(12/27/2017)

Bloomberg Global Aggregate Index	-2.75

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Global Aggregate Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Total Return Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	0.25%	None	None

Shareholder service fees	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

Bloomberg Global Aggregate Index—The Bloomberg Global Aggregate Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, and Canadian government, agency, and corporate securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	10.3

AA	6.9

A	20.7

BBB	35.0

BB	14.1

B	7.6

CCC	1.8

CC	0.3

C	0.1

Not Rated	-0.8

Cash/Cash Equivalents	4.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions	SEC 30-Day	SEC 30-Day
	Paid for	Subsidized	Unsubsidized
	One Year ($)	Yield* (%)	Yield** (%)

Class A	0.22	5.92	5.92

Class C	0.19	5.37	5.36

Class Z	0.23	6.39	6.57

Class R2	0.21	5.94	5.97

Class R4	0.22	6.19	6.13

Class R6	0.24	6.48	6.48

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Global Total Return Fund     7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Global Total Return Fund’s Class Z shares returned -27.16% in the 12-month reporting period that ended October 31, 2022, underperforming the -20.79% return of the Bloomberg Global Aggregate Index (the Index).

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to –0.44% by the end of the period.

●

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

●

In Europe, German 10-year bond yields rose to end the period at 2.43% as the European Central Bank (ECB) raised rates amid mounting inflationary pressures driven by demand and supply-chain bottlenecks. Similarly, UK 10-year bond yields rose over the period to end it at 3.51% as the Bank of England raised rates in order to bring inflation under control.

●

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through

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much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

●	The Fund’s yield curve positioning, in both developed market and emerging market rates, contributed to performance during the reporting period.

●

While overall security selection detracted from performance, selection in developed markets agency securities, emerging market Treasuries, and emerging markets derivatives linked to the London Interbank Offered Rate (LIBOR) contributed to performance over the period.

●

While overall sector allocation detracted, an overweight relative to the Index to emerging high yield corporate bonds, along with underweights to developed market agency MBS and emerging market investment-grade corporate bonds, contributed.

●	Within credit, positioning in the upstream energy, electric utilities, and other financials sectors contributed.

●	In individual security selection, the Fund benefited from overweights relative to the Index to Chesapeake Energy Corp. (upstream energy), JP Morgan Chase & Co. (banking), and the Republic of Panama.

What didn’t work?

●	During the period, the Fund’s long duration bias detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Within security selection, selection in emerging market sovereign debt, emerging market agency securities, developed market Treasuries, and developed market high yield bonds detracted the most.

●

Within sector allocation, overweights relative to the Index to emerging market sovereign debt, developed market CMBS, developed market sovereign debt, and developed market high yield bonds detracted from performance.

●	Within credit, positioning in foreign non-corporate bonds as well as the cable & satellite and healthcare & pharmaceuticals sectors detracted from performance.

●

In individual security selection, overweights relative to the Index to the Republic of Ukraine, Bausch Health Companies Inc. (healthcare & pharmaceuticals), and the Russian Federation detracted from performance.

PGIM Global Total Return Fund    9

Strategy and Performance Overview* (continued)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund held positions in Russia combined with the use of derivatives designed to offset the decline in value of certain Russian securities. The Fund also used interest rate futures, options, and swaps during the period to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a positive impact on performance over the period.

Current outlook

●

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

●

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

●

In Europe, PGIM Fixed Income expects rates to rise by 50 bps when the ECB meets in December, taking the deposit facility rate to 2% before pausing through the winter period and, ultimately, peaking at less than 3%. However, if inflation continues surprising to the upside, particularly if nominal wages or inflation expectations start to inch above levels consistent with the 2% inflation target, then such a dovish shift could prove premature. In that case, PGIM Fixed Income would expect sequential rate hikes to continue, with rates peaking above 3%.

●

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

●

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging markets. Relative to the Index, the Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

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●

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Global Total Return Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 876.60	0.89%	$4.21

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Class C	Actual	$1,000.00	$ 873.00	1.64%	$7.74

	Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

Class Z	Actual	$1,000.00	$ 876.60	0.64%	$3.03

	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Class R2	Actual	$1,000.00	$ 873.80	1.09%	$5.15

	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

Class R4	Actual	$1,000.00	$ 875.20	0.84%	$3.97

	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

Class R6	Actual	$1,000.00	$ 876.20	0.54%	$2.55

	Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Total Return Fund     13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 99.3%

ASSET-BACKED SECURITIES 10.7%

Canada 0.1%
Fairstone Financial Issuance Trust,
Series 2020-01A, Class A, 144A	2.509%	10/20/39	CAD	1,500	$1,030,759
Ford Auto Securitization Trust,
Series 2020-AA, Class B, 144A	1.872	06/15/26	CAD	400	274,379
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	500	345,576

					1,650,714

Cayman Islands 3.2%
Battalion CLO Ltd.,
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	5.264(c)	07/18/30		5,425	5,306,318
Carlyle CLO Ltd.,
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	5.445(c)	04/30/31		15,000	14,625,000
Carlyle US CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	5.263(c)	04/20/31		12,500	12,200,516
Elevation CLO Ltd.,
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	5.359(c)	07/15/29		415	408,345
MidOcean Credit CLO,
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	5.347(c)	07/19/28		1,560	1,539,254
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	4.634(c)	02/20/31		2,000	1,870,620
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.393(c)	07/20/31		2,000	1,933,000
Mountain View CLO Ltd.,
Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	5.859(c)	07/15/31		5,750	5,347,594
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	5.329(c)	10/15/34		15,000	14,449,765
OZLM Ltd.,
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	5.829(c)	04/17/31		2,000	1,876,502
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	5.293(c)	04/20/31		5,000	4,861,576
Race Point CLO Ltd.,
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	4.024(c)	02/20/30		8,212	8,065,781

See Notes to Financial Statements.

PGIM Global Total Return Fund     15

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Shackleton CLO Ltd.,
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.963%(c)	05/07/31		5,000	$4,853,794
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	4.563(c)	05/07/31		6,500	6,044,992
Series 2017-10A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.793(c)	04/20/29		10,000	9,498,197
Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.292(c)	04/25/31		4,500	4,379,783
Zais CLO Ltd.,
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	6.269(c)	07/15/31		8,500	7,939,276
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	5.369(c)	04/15/30		666	653,631

					105,853,944

Ireland 5.2%
Anchorage Capital Europe CLO DAC,
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	2.413(c)	04/25/34	EUR	4,000	3,758,401
Ares European CLO DAC,
Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	2.628(c)	04/15/30	EUR	8,000	7,365,895
Armada Euro CLO DAC,
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	1,500	1,416,431
BNPP AM Euro CLO DAC,
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	1.978(c)	04/15/31	EUR	10,000	9,530,729
Bosphorus CLO DAC,
Series 06A, Class A, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	1.318(c)	05/25/34	EUR	20,000	18,774,629
Capital Four CLO DAC,
Series 02A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	2.428(c)	01/15/34	EUR	23,000	21,841,342
Carlyle Euro CLO DAC,
Series 2017-02A, Class AA2R, 144A, 3 Month EURIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.621(c)	08/15/30	EUR	9,500	8,651,712
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	1.750(c)	03/15/32	EUR	20,000	19,020,111

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Ireland (cont’d.)
CIFC European Funding CLO DAC,
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	2.428%(c)	01/15/34	EUR	15,000	$14,225,982
Series 03A, Class B2, 144A	2.000	01/15/34	EUR	11,500	9,179,795
Hayfin Emerald CLO DAC,
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.439(c)	11/17/32	EUR	18,500	17,788,349
Henley CLO DAC,
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)	1.045(c)	04/25/34	EUR	5,000	4,703,904
Invesco Euro CLO DAC,
Series 01A, Class A2R, 144A	0.800	07/15/31	EUR	30,000	27,786,446
OAK Hill European Credit Partners DAC,
Series 2017-06A, Class A2, 144A	1.150	01/20/32	EUR	2,944	2,758,769
Providus CLO DAC,
Series 02A, Class B1R, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	3.028(c)	07/15/31	EUR	7,500	6,942,157
Rathlin Residential DAC,
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	2.698(c)	09/27/75	EUR	1,207	1,137,060

					174,881,712

Spain 0.1%
LSF11 Boson Investments Sarl (Compartment 2),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.468(c)	11/25/60	EUR	1,304	1,215,379
TFS,
Series 2018-03, Class A1^	0.000(s)	04/16/40	EUR	—(r)	4,116
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	3.845(c)	04/16/23	EUR	3,563	3,348,075

					4,567,570

United Kingdom 0.2%
Newday Funding Master Issuer PLC,
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)	3.157(c)	03/15/29	GBP	3,700	4,189,085
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)	4.144(c)	03/15/29		3,500	3,449,040

					7,638,125

See Notes to Financial Statements.

PGIM Global Total Return Fund     17

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States 1.9%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-02, Class M3, 1 Month LIBOR + 2.655% (Cap N/A, Floor 2.655%)	5.092%(c)	08/25/32	209	$203,365
Series 2002-03, Class M3, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	08/25/32	121	116,359
Chase Funding Trust,
Series 2003-04, Class 2A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)	4.186(c)	05/25/33	496	475,176
Commonbond Student Loan Trust,
Series 2020-AGS, Class A, 144A	1.980	08/25/50	2,112	1,832,028
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)	4.066(c)	01/25/34	435	408,833
Exeter Automobile Receivables Trust,
Series 2022-01A, Class E, 144A	5.020	10/15/29	5,600	4,644,500
Ford Credit Auto Owner Trust,
Series 2020-02, Class C, 144A	1.740	04/15/33	1,300	1,138,103
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784	01/25/28	1,194	1,419,984
Series 2020-02, Class E, 144A	3.072	02/25/28	995	972,166
Series 2020-02, Class R, 144A	31.355	02/25/28	563	666,184
Series 2021-01, Class E, 144A	2.365	09/25/28	246	236,383
Series 2021-01, Class F, 144A	4.280	09/25/28	600	557,275
Series 2021-01, Class R, 144A	28.348	09/25/28	1,914	2,007,708
Series 2021-02, Class F, 144A	4.393	12/26/28	600	550,828
Series 2021-03, Class F, 144A	3.694	02/26/29	600	539,427
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000	02/25/43	3,430	833,114
Series 2018-C, Class A, 144A	0.000(cc)	08/25/43	852	783,345
Series 2019-A, Class R, 144A	0.000	10/25/48	2,149	506,135
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320	04/21/31	1,100	946,937
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A	2.780	04/20/28	2,237	2,164,002
Series 2021-01A, Class D, 144A	5.050	11/20/31	1,900	1,393,511
Long Beach Mortgage Loan Trust,
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)	4.441(c)	07/25/34	107	100,192
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34	1,800	1,707,742

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
MASTR Asset-Backed Securities Trust,
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	4.486%(c)	04/25/34	938	$897,359
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	4.786(c)	08/25/35	21	20,171
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	09/25/33	73	71,243
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM03, Class A3, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	4.566(c)	02/25/33	106	103,201
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class B, 144A	2.500	09/16/69	2,000	1,462,425
Series 2021-A, Class B, 144A	2.240	05/15/69	1,850	1,253,858
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class B, 144A	3.950	11/14/28	1,300	1,207,582
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870	08/08/25	3,563	3,446,688
Series 2019-A, Class D, 144A	6.220	08/08/25	2,913	2,693,708
Oportun Funding XIV LLC,
Series 2021-A, Class C, 144A	3.440	03/08/28	1,200	1,080,789
Series 2021-A, Class D, 144A	5.400	03/08/28	500	430,396
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	5.936(c)	04/25/23	4,290	4,080,473
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A	7.375	05/15/32	2,104	2,033,634
Santander Bank, NA,
Series 2021-01A, Class D, 144A	5.004	12/15/31	1,300	1,185,926
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class D, 144A	1.570	01/15/27	850	768,119
Series 2021-AA, Class R, 144A	0.000	08/15/28	6	474,600
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	5.483(c)	07/20/30	395	389,032
SoFi Professional Loan Program LLC,
Series 2019-C, Class BFX, 144A	3.050	11/16/48	2,100	1,595,970
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	4.334(c)	11/29/24	849	848,541

See Notes to Financial Statements.

PGIM Global Total Return Fund     19

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	4.334%(c)	11/29/24		2,232	$2,231,666
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	6.386(c)	06/25/24		9,330	8,667,360
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.229(c)	01/17/31		2,500	2,443,471

					61,589,509

TOTAL ASSET-BACKED SECURITIES (cost $419,303,767)					356,181,574

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.3%

Canada 0.0%
Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381(cc)	02/12/55	CAD	2,054	1,372,319

United Kingdom 0.7%
Taurus DAC,
Series 2021-UK1A, Class D, 144A, SONIA + 2.600% (Cap N/A, Floor 2.600%)	4.559(c)	05/17/31	GBP	546	551,601
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)	3.459(c)	08/17/31	GBP	5,062	5,439,287
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 1.750%)	3.709(c)	08/17/31	GBP	8,308	8,656,531
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)	4.059(c)	08/17/31	GBP	6,914	6,953,005

					21,600,424

United States 6.6%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A (original cost $909,111; purchased 05/09/18)(f)	3.100(cc)	05/15/35		1,000	786,116
Series 2018-20TS, Class H, 144A (original cost $885,052; purchased 05/09/18)(f)	3.100(cc)	05/15/35		1,000	731,056
BANK,
Series 2017-BNK05, Class A3	3.020	06/15/60		3,248	3,100,690
Series 2019-BN21, Class A3	2.458	10/17/52		3,360	3,243,106

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Benchmark Mortgage Trust,
Series 2020-B17, Class A4	2.042%	03/15/53	6,200	$4,863,777
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.412(c)	10/15/36	2,805	2,685,024
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	5.712(c)	10/15/36	7,416	7,044,884
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	10/15/36	22,142	21,158,358
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3	2.647	11/15/52	16,531	15,071,483
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	9,351	8,772,459
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class XB, IO	0.440(cc)	05/10/47	27,500	179,179
Series 2016-GC37, Class XB, IO	0.682(cc)	04/10/49	33,868	677,780
Series 2016-P04, Class XB, IO	1.315(cc)	07/10/49	9,100	375,355
Series 2017-P08, Class A2	3.109	09/15/50	2,000	1,900,090
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	6.178(c)	11/15/37	4,399	4,178,165
Commercial Mortgage Trust,
Series 2014-UBS04, Class XB, IO, 144A	0.216(cc)	08/10/47	50,000	165,535
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	5.562(c)	05/15/36	14,125	13,559,028
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A3	4.095	04/15/51	1,852	1,810,490
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	3,000	2,384,889
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A3	2.362	08/10/49	164	159,888
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555(cc)	09/10/35	500	444,011
ELP Commercial Mortgage Trust,
Series 2021-ELP, Class F, 144A, 1 Month LIBOR + 2.667% (Cap N/A, Floor 2.667%)	6.080(c)	11/15/38	23,600	21,213,492
FHLMC Multifamily Structured Pass-Through Certificates,
Series K037, Class X1, IO	0.914(cc)	01/25/24	9,748	82,219
Series K043, Class X1, IO	0.511(cc)	12/25/24	11,617	109,937
Series K049, Class X1, IO	0.567(cc)	07/25/25	37,891	473,074

See Notes to Financial Statements.

PGIM Global Total Return Fund     21

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K052, Class X1, IO	0.638%(cc)	11/25/25	11,578	$178,560
Series K053, Class X1, IO	0.878(cc)	12/25/25	44,010	963,665
Series K054, Class X1, IO	1.158(cc)	01/25/26	29,621	885,438
Series K058, Class X1, IO	0.916(cc)	08/25/26	39,883	1,123,280
Series K090, Class X1, IO	0.708(cc)	02/25/29	22,906	843,441
Series K111, Class X1, IO	1.572(cc)	05/25/30	29,312	2,616,199
Series K113, Class X1, IO	1.380(cc)	06/25/30	118,535	9,455,596
Series K114, Class X1, IO	1.117(cc)	06/25/30	75,309	4,915,141
Series K116, Class X1, IO	1.425(cc)	07/25/30	49,071	3,960,552
Series K121, Class X1, IO	1.024(cc)	10/25/30	126,758	7,525,173
Series KG03, Class X1, IO	1.380(cc)	06/25/30	101,665	7,923,457
Series Q001, Class XA, IO	2.118(cc)	02/25/32	5,814	479,273
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month LIBOR + 2.230% (Cap N/A, Floor 2.230%)	5.642(c)	08/01/23	17,250	16,970,276
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class C, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)	5.051(c)	11/21/35	7,700	7,257,974
Series 2021-RENT, Class D, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	5.351(c)	11/21/35	4,454	4,191,237
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.472(cc)	04/10/47	30,000	164,307
Series 2014-GC22, Class XB, IO	0.296(cc)	06/10/47	35,000	178,958
Series 2014-GC24, Class XB, IO	0.021(cc)	09/10/47	83,262	25,120
Series 2014-GC26, Class XB, IO	0.306(cc)	11/10/47	56,483	339,169
JPMBB Commercial Mortgage Securities Trust, Series 2016-C01, Class A3	3.515	03/17/49	95	94,200
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP06, Class A3	3.109	07/15/50	2,240	2,149,286
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR07, Class A4	1.915	05/13/53	5,000	3,845,233
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31	5,564	4,515,846
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40	3,775	2,133,180
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	1,700	1,400,342
Series 2020-HR08, Class XB, IO	0.877(cc)	07/15/53	54,413	2,958,440

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
One New York Plaza Trust,
Series 2020-01NYP, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	5.612%(c)	01/15/36		8,475	$7,924,214
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.162(c)	01/15/36		2,975	2,776,130
UBS Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.581	12/15/50		1,840	1,836,247
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class XA, IO, 144A	0.630(cc)	05/10/63		656	7
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class XB, IO	0.935(cc)	07/15/48		24,000	687,972
Series 2016-LC24, Class XB, IO	0.976(cc)	10/15/49		20,910	670,801
Series 2021-FCMT, Class B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	5.262(c)	05/15/31		1,800	1,695,024
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	5.812(c)	05/15/31		1,700	1,584,724
Series 2021-FCMT, Class D, 144A, 1 Month LIBOR + 3.500% (Cap N/A, Floor 3.500%)	6.912(c)	05/15/31		2,200	2,041,382

					221,479,929

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $272,330,366)					244,452,672

CORPORATE BONDS 45.8%

Australia 0.1%
Australia & New Zealand Banking Group Ltd.,
Sr. Unsec’d. Notes, EMTN	3.700	03/18/24	CNH	2,000	273,355
Westpac Banking Corp.,
Sr. Unsec’d. Notes, EMTN	4.420	08/14/23	CNH	21,000	2,886,915

					3,160,270

Belgium 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	4.900	02/01/46		7,380	6,402,461
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	5.550	01/23/49		3,800	3,585,513

					9,987,974

See Notes to Financial Statements.

PGIM Global Total Return Fund     23

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Brazil 0.9%
Petrobras Global Finance BV,
Gtd. Notes(a)	5.375%	10/01/29	GBP	9,901	$9,472,464
Gtd. Notes	6.625	01/16/34	GBP	8,080	7,738,968
Gtd. Notes, EMTN	6.250	12/14/26	GBP	7,944	8,630,756
Suzano Austria GmbH,
Gtd. Notes	6.000	01/15/29		200	189,437
Swiss Insured Brazil Power Finance Sarl,
Sr. Sec’d. Notes	9.850	07/16/32	BRL	19,205	3,340,313

					29,371,938

Bulgaria 0.3%
Bulgarian Energy Holding EAD,
Sr. Unsec’d. Notes	2.450	07/22/28	EUR	14,580	10,336,430

Canada 0.9%
Barrick North America Finance LLC,
Gtd. Notes	5.700	05/30/41		45	42,178
Barrick PD Australia Finance Pty Ltd.,
Gtd. Notes	5.950	10/15/39		50	47,855
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.125	06/15/26		3,900	3,699,618
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		1,667	1,665,333
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27		2,535	2,404,194
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A	4.875	02/15/30		2,320	1,757,400
Gtd. Notes, 144A(a)	6.250	09/15/27		2,175	1,892,250
Sr. Unsec’d. Notes, 144A	5.000	06/15/29		1,675	1,306,500
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes	2.650	01/15/32		1,340	1,030,860
Sr. Unsec’d. Notes(a)	3.750	02/15/52		955	632,073
Hydro-Quebec,
Local Gov’t. Gtd. Notes, Series HQ	9.500	11/15/30		800	1,044,870
MEG Energy Corp.,
Gtd. Notes, 144A	7.125	02/01/27		1,225	1,246,499
Methanex Corp.,
Sr. Unsec’d. Notes	4.250	12/01/24		1,500	1,447,500
Ontario Electricity Financial Corp.,
Local Gov’t. Gtd. Notes, Series 40	1.848(s)	04/11/31	CAD	10,000	5,076,247
Ontario Teachers’ Cadillac Fairview Properties Trust,
Sr. Unsec’d. Notes, 144A	2.500	10/15/31		1,775	1,341,807

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Canada (cont’d.)
Rogers Communications, Inc.,
Gtd. Notes	3.250%	05/01/29	CAD	700	$451,517
Teck Resources Ltd.,
Sr. Unsec’d. Notes	5.400	02/01/43		1,403	1,140,061
Sr. Unsec’d. Notes	6.000	08/15/40		4,142	3,637,163
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes	2.050	07/10/24	AUD	2,470	1,501,926

					31,365,851

China 1.1%
Agricultural Development Bank of China,
Sr. Unsec’d. Notes	3.400	11/06/24	CNH	72,790	10,007,391
Sr. Unsec’d. Notes	3.800	10/27/30	CNH	55,000	7,746,799
Aircraft Finance Co. Ltd.,
Sr. Sec’d. Notes, Series B	4.100	03/29/26		1,465	1,453,084
Sr. Sec’d. Notes, Series C	3.955	03/29/23		4,129	4,105,275
China Development Bank,
Sr. Unsec’d. Notes	4.300	08/02/32	CNH	25,000	3,659,952
Sr. Unsec’d. Notes, EMTN	4.350	08/06/24	CNH	4,700	655,824
Sr. Unsec’d. Notes, EMTN	4.350	09/19/24	CNH	8,990	1,256,386
Unsec’d. Notes	4.200	01/19/27	CNH	16,000	2,270,318
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes	3.150	05/01/27		575	507,006
Gtd. Notes	3.400	05/01/30		725	600,771
State Grid Overseas Investment BVI Ltd.,
Gtd. Notes, EMTN	0.797	08/05/26	EUR	3,830	3,333,873

					35,596,679

Denmark 0.2%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A	1.621(ff)	09/11/26		4,645	3,968,076
Sr. Unsec’d. Notes, 144A	3.244(ff)	12/20/25		1,095	1,011,756

					4,979,832

France 3.0%
Altice France SA,
Sr. Sec’d. Notes(a)	3.375	01/15/28	EUR	8,475	6,414,835
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, Series 19	0.999	10/15/25	JPY	200,000	1,353,273

See Notes to Financial Statements.

PGIM Global Total Return Fund     25

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France (cont’d.)
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A	1.323%(ff)	01/13/27		3,400	$2,861,467
Sr. Unsec’d. Notes, 144A	2.159(ff)	09/15/29		16,935	13,023,173
Sr. Unsec’d. Notes, 144A(a)	2.591(ff)	01/20/28		9,230	7,768,788
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32		5,220	3,845,185
Sr. Unsec’d. Notes, EMTN	6.420	09/11/23	MXN	250	11,987
Sub. Notes, EMTN	4.625	03/09/27	AUD	370	219,385
BPCE SA,
Sr. Unsec’d. Notes, EMTN	0.562	06/24/24	JPY	100,000	667,346
Sr. Unsec’d. Notes, Series 03	0.989	07/12/28	JPY	300,000	1,941,609
Sr. Unsec’d. Notes, Series 05	0.530(ff)	12/10/26	JPY	500,000	3,267,931
Sub. Notes, Series 01	2.047	01/30/25	JPY	100,000	678,738
Credit Agricole Assurances SA,
Sub. Notes	4.250(ff)	01/13/25(oo)EUR		2,000	1,916,095
Credit Agricole Corporate & Investment Bank SA,
Sr. Unsec’d. Notes, EMTN	2.670	02/20/24	NZD	1,400	791,837
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A	1.247(ff)	01/26/27		2,545	2,143,538
Sr. Unsec’d. Notes, EMTN	4.400	07/06/27	AUD	1,200	709,206
Sr. Unsec’d. Notes, Series 04	0.959	06/08/28	JPY	400,000	2,610,092
Sr. Unsec’d. Notes, Series 07	1.248(ff)	06/04/26	JPY	600,000	4,053,296
Sub. Notes, EMTN	4.200(ff)	05/29/34	AUD	400	217,086
Iliad Holding SASU,
Sr. Sec’d. Notes, 144A	5.125	10/15/26	EUR	6,850	6,288,877
Loxam SAS,
Sr. Sec’d. Notes	2.875	04/15/26	EUR	3,000	2,550,499
Sr. Sub. Notes(a)	4.500	04/15/27	EUR	3,000	2,324,279
SNCF Reseau,
Sr. Unsec’d. Notes, Series MPLE	4.700	06/01/35	CAD	6,400	4,806,471
Societe Generale SA,
Sr. Unsec’d. Notes, 144A	2.889(ff)	06/09/32		1,685	1,207,155
Sr. Unsec’d. Notes, 144A	3.337(ff)	01/21/33		4,915	3,595,961
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25		20,885	19,156,647
Sr. Unsec’d. Notes, 144A, MTN	3.875	03/28/24		3,130	3,017,609
Sub. Notes, EMTN	4.875	10/13/26	AUD	2,364	1,403,501
Sub. Notes, EMTN	5.000	05/19/27	AUD	220	130,916
Sub. Notes, EMTN	5.000(ff)	07/20/28	AUD	1,006	635,946

					99,612,728

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany 0.5%
Deutsche Bahn Finance GMBH,
Gtd. Notes, MTN	1.987%	07/08/30	AUD	1,000	$488,333
Gtd. Notes, MTN	3.800	09/27/27	AUD	900	538,985
Deutsche Bank AG,
Sr. Unsec’d. Notes	2.129(ff)	11/24/26		3,760	3,157,087
Sub. Notes, EMTN	3.662(ff)	04/10/25	CNH	89,000	11,731,859
Volkswagen International Finance NV,
Gtd. Notes	2.700(ff)	12/14/22(oo)	EUR	1,000	984,597

					16,900,861

Hong Kong 0.3%
HKT Capital No. 3 Ltd.,
Gtd. Notes	1.650	04/10/27	EUR	9,200	7,858,675
Sun Hung Kai Properties Capital Market Ltd.,
Gtd. Notes, EMTN	3.160	01/25/28	CNH	4,000	512,904
Gtd. Notes, EMTN	3.200	08/14/27	CNH	3,000	389,911
Gtd. Notes, EMTN	3.380	01/18/29	HKD	1,000	111,959
Swire Pacific MTN Financing Ltd.,
Gtd. Notes, EMTN	3.900	11/05/30	HKD	5,000	561,581

					9,435,030

Hungary 0.1%
MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	1.375	06/24/25	EUR	4,270	3,815,779

Iceland 0.1%
Landsvirkjun,
Gov’t. Gtd. Notes, EMTN, 3 Month EURIBOR + 0.090%	1.592(c)	07/24/26	EUR	5,000	4,853,906

India 0.4%
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	12,000	10,879,150
Power Finance Corp. Ltd.,
Sr. Unsec’d. Notes, GMTN	1.841	09/21/28	EUR	3,100	2,387,291

					13,266,441

See Notes to Financial Statements.

PGIM Global Total Return Fund     27

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 0.3%
Freeport Indonesia PT,
Sr. Unsec’d. Notes, 144A, MTN	4.763%	04/14/27		600	$537,750
Sr. Unsec’d. Notes, 144A, MTN(a)	5.315	04/14/32		1,890	1,575,788
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	2,400	2,232,160
Sr. Unsec’d. Notes, 144A	2.875	10/25/25	EUR	900	837,060
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	6,900	4,766,002

					9,948,760

Israel 0.6%
Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.500	03/30/24		654	622,870
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes	7.875	12/15/26		5,500	5,765,719
Sr. Sec’d. Notes, EMTN	3.700	05/23/30	JPY	200,000	1,533,044
Sr. Sec’d. Notes, EMTN	7.750	12/15/27		9,750	10,266,750
Unsec’d. Notes, 144A, GMTN	3.750	02/22/32		600	499,014

					18,687,397

Italy 0.3%
Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500(ff)	10/27/47	EUR	2,075	2,009,704
Intesa Sanpaolo SpA,
Sub. Notes, 144A	4.198(ff)	06/01/32		1,430	973,601
UniCredit SpA,
Sr. Unsec’d. Notes, 144A	1.982(ff)	06/03/27		8,485	6,928,841

					9,912,146

Jamaica 0.2%
Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A	8.000	12/31/26		1,100	642,125
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		1,109	742,841
Sr. Sec’d. Notes, 144A	8.750	05/25/24		750	635,925
Sr. Sec’d. Notes, 144A	8.750	05/25/24		7,250	6,141,203

					8,162,094

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Japan 0.3%
Central Nippon Expressway Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	1.873%	09/26/24	AUD	3,000	$1,807,785
East Japan Railway Co.,
Sr. Unsec’d. Notes, EMTN	5.250	04/22/33	GBP	1,500	1,715,353
Mizuho Bank Ltd.,
Certificate of Deposit	1.700	08/07/24	AUD	600	363,360
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes	3.752	07/19/23	AUD	1,042	659,850
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes	2.608	07/14/31		2,070	1,504,157
Sr. Unsec’d. Notes	2.999	01/22/32		7,475	5,541,639

					11,592,144

Kazakhstan 0.3%
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes(a)	6.950	07/10/42		1,800	1,773,000
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF	8,500	7,410,496

					9,183,496

Luxembourg 0.2%
ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	4,625	3,102,171
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	7,342	4,924,081
Codere New Holdco SA,
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500% (original cost $601,921; purchased 11/19/21 - 04/30/22)(f)	7.500	11/30/27(d)	EUR	456	241,877

					8,268,129

Malta 0.1%
Freeport Terminal Malta PLC,
Gov’t. Gtd. Notes, 144A	7.250	05/15/28		3,000	3,544,181

Mexico 1.2%
Comision Federal de Electricidad,
Sr. Unsec’d. Notes	5.000	09/29/36		11,220	8,527,200

See Notes to Financial Statements.

PGIM Global Total Return Fund     29

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)
Petroleos Mexicanos,
Gtd. Notes	3.625%	11/24/25	EUR	9,475	$8,057,437
Gtd. Notes	6.500	01/23/29		500	403,000
Gtd. Notes	9.500	09/15/27		2,000	2,015,000
Gtd. Notes, EMTN	3.750	11/16/25	GBP	290	278,072
Gtd. Notes, EMTN	4.875	02/21/28	EUR	25,400	19,372,121
U.S. Gov’t. Gtd. Notes, 3 Month LIBOR + 0.430%	3.335(c)	02/15/24		1,125	1,122,423

					39,775,253

Netherlands 0.9%
ABN AMRO Bank NV,
Sub. Notes, 144A	4.750	07/28/25		500	472,560
Cooperatieve Rabobank UA,
Sr. Unsec’d. Notes, EMTN	2.750	03/04/24	NZD	376	211,292
Sr. Unsec’d. Notes, GMTN	3.500	12/14/26	AUD	2,882	1,704,031
Sr. Unsec’d. Notes, GMTN	9.298(s)	03/11/39	MXN	22,000	150,542
Sub. Notes, Series 01	1.429	12/19/24	JPY	300,000	2,041,314
OCI NV,
Sr. Sec’d. Notes, 144A	3.625	10/15/25	EUR	8,370	8,063,083
TMNL Holding BV,
Sr. Sec’d. Notes, 144A	3.750	01/15/29	EUR	2,300	1,913,335
United Group BV,
Sr. Sec’d. Notes	4.875	07/01/24	EUR	300	282,183
Sr. Sec’d. Notes, 144A	3.125	02/15/26	EUR	3,800	2,913,776
Sr. Sec’d. Notes, 144A	5.250	02/01/30	EUR	11,575	8,121,685
Ziggo Bond Co. BV,
Gtd. Notes, 144A	3.375	02/28/30	EUR	6,000	4,350,815

					30,224,616

Norway 0.1%
Equinor ASA,
Gtd. Notes	6.800	01/15/28		2,265	2,386,066

Peru 0.0%
Lima Metro Line 2 Finance Ltd.,
Sr. Sec’d. Notes	5.875	07/05/34		95	87,761
Peru Enhanced Pass-Through Finance Ltd.,
Pass-Through Certificates	2.077(s)	06/02/25		747	699,894

					787,655

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Philippines 0.1%
Bangko Sentral ng Pilipinas International Bond,
Sr. Unsec’d. Notes, Series A	8.600%	06/15/27		3,560	$3,987,200

Poland 0.2%
Bank Gospodarstwa Krajowego,
Gov’t. Gtd. Notes	1.375	06/01/25	EUR	500	458,857
Gov’t. Gtd. Notes	1.625	04/30/28	EUR	600	497,078
Gov’t. Gtd. Notes, EMTN	1.750	05/06/26	EUR	4,700	4,204,392

					5,160,327

Portugal 0.9%
CP - Comboios de Portugal EPE,
Sr. Unsec’d. Notes	5.700	03/05/30	EUR	26,900	29,709,227

Qatar 0.0%
QNB Finance Ltd.,
Gtd. Notes, EMTN	3.500	03/09/26	CNH	7,400	977,334
Gtd. Notes, MTN	4.900	02/01/28	AUD	970	596,534

					1,573,868

Russia 0.7%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	1.450	03/06/23(d)	CHF	11,325	6,220,353
Sr. Unsec’d. Notes	2.500	03/21/26(d)	EUR	3,500	1,902,381
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	15,927	9,132,542
Sr. Unsec’d. Notes, EMTN	4.364	03/21/25(d)	EUR	4,000	2,174,150
Gazprom PJSC via Gaz Finance PLC,
Sr. Unsec’d. Notes	3.000	06/29/27(d)		1,410	867,591
Sr. Unsec’d. Notes, EMTN	1.540	06/30/27	CHF	6,000	2,995,955

					23,292,972

South Africa 0.4%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28		1,350	1,208,672
Gov’t. Gtd. Notes, MTN	6.350	08/10/28		12,000	10,743,750
Sasol Financing International Ltd.,
Gtd. Notes	4.500	11/14/22		800	796,960

					12,749,382

See Notes to Financial Statements.

PGIM Global Total Return Fund     31

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

South Korea 0.6%
Korea Development Bank (The),
Sr. Unsec’d. Notes, EMTN	1.830%	08/10/27	SEK	74,000	$6,155,154
Sr. Unsec’d. Notes, EMTN	6.000	01/22/25	IDR	15,000,000	927,011
Korea Expressway Corp.,
Sr. Unsec’d. Notes, GMTN	2.310	04/28/32	SEK	80,000	6,439,906
Sr. Unsec’d. Notes, GMTN	3.030	05/11/32	CAD	7,500	4,953,174
Korea Hydro & Nuclear Power Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	3.350	03/13/28	HKD	2,000	225,134

					18,700,379

Spain 0.8%
Banco Santander SA,
Sr. Unsec’d. Notes	3.306	06/27/29		1,600	1,330,022
Sr. Unsec’d. Notes	5.147	08/18/25		6,800	6,529,075
Sub. Notes	2.749	12/03/30		600	418,366
Cellnex Finance Co. SA,
Gtd. Notes, EMTN	2.000	02/15/33	EUR	11,900	8,126,080
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000% (original cost $1,288,015; purchased 07/24/20 - 09/30/22)(f)	11.000	09/30/26(d)	EUR	1,126	1,034,515
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and PIK 11.625% (original cost $375,673; purchased 10/31/19 - 04/30/22)(f)	13.625	11/30/27(d)		428	363,853
Lorca Telecom Bondco SA,
Sr. Sec’d. Notes, 144A	4.000	09/18/27	EUR	10,300	9,008,393

					26,810,304

Supranational Bank 0.7%
African Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500	03/13/23	MXN	20,000	974,776
Sr. Unsec’d. Notes, EMTN	0.500	09/07/32	MXN	64,600	1,232,170
African Export-Import Bank (The),
Sr. Unsec’d. Notes	3.798	05/17/31		300	234,750
Asian Infrastructure Investment Bank (The),
Sr. Unsec’d. Notes, EMTN	0.375	09/09/25	THB	72,000	1,853,726
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN	7.264(s)	08/24/31	RUB	300,000	1,466,350
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	5.400	01/05/45	CAD	4,200	3,505,082

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Supranational Bank (cont’d.)
European Investment Bank, (cont’d.)
Sr. Unsec’d. Notes, EMTN	1.000%	02/25/28	PLN	3,985	$554,366
Sr. Unsec’d. Notes, EMTN	1.250	11/12/29	SEK	10,000	786,690
Sr. Unsec’d. Notes, EMTN	1.500	11/21/26		500	432,440
Sr. Unsec’d. Notes, EMTN	2.106(s)	05/28/37	CAD	9,350	3,550,972
Sr. Unsec’d. Notes, EMTN	6.270	08/28/24	IDR	10,000,000	629,011
Inter-American Development Bank,
Sr. Unsec’d. Notes, GMTN	7.500	12/05/24	MXN	600	28,167
International Bank for Reconstruction & Development,
Notes, MTN	0.887(s)	03/01/26		1,350	1,146,034
Sr. Unsec’d. Notes, EMTN	1.928(s)	04/23/32	AUD	8,758	3,452,241
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap 1.820%, Floor 0.000%)	1.820(c)	08/11/26		72	62,676
Sr. Unsec’d. Notes, EMTN	6.630	07/24/28	MXN	33,700	1,398,976
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.000% (Cap 2.330%, Floor 0.000%)	1.598(c)	05/31/26		4	3,640
Sr. Unsec’d. Notes, MTN	2.700	12/28/37		300	220,623
International Finance Corp.,
Sr. Unsec’d. Notes, GMTN	7.020	04/06/28	MXN	44,300	1,967,732
Sr. Unsec’d. Notes, GMTN	8.215(s)	01/27/37	MXN	78,000	908,301

					24,408,723

Switzerland 0.8%
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27		6,440	5,094,006
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25		1,390	1,235,874
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29		900	721,938
Sr. Unsec’d. Notes, 144A	4.207(ff)	06/12/24		2,850	2,764,165
Sr. Unsec’d. Notes, 144A	4.282	01/09/28		2,075	1,707,748
Sr. Unsec’d. Notes, EMTN	3.500(ff)	03/08/24	AUD	750	455,751
UBS AG,
Sr. Unsec’d. Notes	1.200	07/30/25	AUD	1,855	1,070,862
UBS Group AG,
Sr. Unsec’d. Notes, 144A	1.494(ff)	08/10/27		13,125	10,803,279
Sr. Unsec’d. Notes, 144A	4.125	09/24/25		2,500	2,356,380

					26,210,003

Ukraine 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125	07/19/24(d)	EUR	1,100	168,700

See Notes to Financial Statements.

PGIM Global Total Return Fund     33

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Arab Emirates 0.8%
ADCB Finance Cayman Ltd.,
Gtd. Notes, MTN	4.500%	10/25/27	AUD	2,370	$1,463,670
DP World Ltd.,
Sr. Unsec’d. Notes	4.250	09/25/30	GBP	6,825	7,192,441
DP World PLC,
Sr. Unsec’d. Notes	2.375	09/25/26	EUR	3,212	2,926,191
Sr. Unsec’d. Notes, 144A	4.250	09/25/30	GBP	1,840	1,935,618
Emirates NBD Bank PJSC,
Sr. Unsec’d. Notes	3.050	02/26/30	AUD	600	326,827
Sr. Unsec’d. Notes, MTN	4.750	02/09/28	AUD	7,730	4,826,445
Sr. Unsec’d. Notes, MTN	4.850	10/12/27	AUD	4,090	2,566,788
Emirates Telecommunications Group Co. PJSC,
Sr. Unsec’d. Notes, GMTN	2.750	06/18/26	EUR	4,000	3,821,563
First Abu Dhabi Bank PJSC,
Sr. Unsec’d. Notes, EMTN	0.875	12/09/25	GBP	1,983	1,950,044
Sr. Unsec’d. Notes, EMTN	3.500	07/02/25	CNH	2,170	291,219

					27,300,806

United Kingdom 3.5%
Barclays Bank PLC,
Sr. Unsec’d. Notes, EMTN	2.100	11/13/25	CNH	18,000	2,304,632
Barclays PLC,
Sr. Unsec’d. Notes, MTN	3.250	06/26/24	AUD	1,750	1,076,361
Sr. Unsec’d. Notes, MTN	4.000	06/26/29	AUD	2,000	1,070,214
Sr. Unsec’d. Notes, MTN	4.327	06/15/23	AUD	1,750	1,115,190
Sr. Unsec’d. Notes, MTN	5.244	06/15/28	AUD	1,000	596,074
Sr. Unsec’d. Notes, Series 01	1.232(ff)	09/25/24	JPY	100,000	675,072
Sub. Notes(a)	4.836	05/09/28		3,780	3,194,540
Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	21,100	19,655,504
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	6,700	5,336,516
BP Capital Markets PLC,
Gtd. Notes	4.375(ff)	06/22/25(oo)		14,500	13,581,717
Constellation Automotive Financing PLC,
Sr. Sec’d. Notes(a)	4.875	07/15/27	GBP	2,000	1,459,521
CPUK Finance Ltd.,
Sec’d. Notes, 144A	4.875	02/28/47	GBP	110	113,448
eG Global Finance PLC,
Sr. Sec’d. Notes	6.250	10/30/25	EUR	10,653	9,072,533

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A, EMTN	3.120%	04/04/26	CNH	36,800	$4,875,954
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000%	3.641(c)	09/28/24		11,320	10,754,000
HSBC Holdings PLC,
Sr. Unsec’d. Notes	2.206(ff)	08/17/29		4,300	3,256,408
Sr. Unsec’d. Notes	3.973(ff)	05/22/30		2,400	1,965,458
Sr. Unsec’d. Notes, EMTN	3.350(ff)	02/16/24	AUD	1,870	1,192,034
Sr. Unsec’d. Notes, Series 02	0.842	09/26/23	JPY	700,000	4,717,333
Sr. Unsec’d. Notes, Series 04	0.575(ff)	09/13/24	JPY	100,000	670,332
Kane Bidco Ltd.,
Sr. Sec’d. Notes, 144A	6.500	02/15/27	GBP	8,325	7,632,915
Lloyds Bank PLC,
Sr. Unsec’d. Notes, EMTN	0.000	04/02/32		1,200	710,652
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes, MTN	4.250	11/22/27	AUD	160	92,014
Sub. Notes	4.582	12/10/25		2,250	2,062,663
Market Bidco Finco PLC,
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	9,800	8,499,783
Tesco Corporate Treasury Services PLC,
Gtd. Notes, EMTN	2.500	07/01/24	EUR	750	723,350
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	5.000	04/15/27	GBP	2,800	2,925,386
Sr. Sec’d. Notes, 144A	5.000	04/15/27	GBP	5,900	6,164,206

					115,493,810

United States 23.6%
Aflac, Inc.,
Sr. Unsec’d. Notes	0.500	12/17/29	JPY	100,000	639,013
Sr. Unsec’d. Notes	0.830	03/12/35	JPY	100,000	612,221
Sr. Unsec’d. Notes	0.932	01/25/27	JPY	80,000	542,383
Sr. Unsec’d. Notes	1.159	10/18/30	JPY	600,000	4,064,979
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	02/15/23		5,000	4,967,025
Gtd. Notes, 144A	3.500	03/15/29		2,975	2,461,423
Altria Group, Inc.,
Gtd. Notes	3.125	06/15/31	EUR	2,900	2,347,436

See Notes to Financial Statements.

PGIM Global Total Return Fund     35

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000%	06/15/26		903	$479,862
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	2,100	1,863,766
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		2,925	2,797,736
Sr. Unsec’d. Notes	5.625	05/20/24		3,050	2,984,710
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	7.875	05/15/26		3,550	3,619,186
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		575	566,489
Gtd. Notes, 144A	9.000	11/01/27		579	703,979
Sr. Unsec’d. Notes, 144A	8.250	12/31/28		1,825	1,778,362
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28		6,582	5,627,667
AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33		97	71,560
Sr. Unsec’d. Notes	3.500	09/15/53		1,511	971,211
Sr. Unsec’d. Notes	4.100	01/19/26	AUD	2,280	1,418,296
Sr. Unsec’d. Notes, EMTN	7.000	04/30/40	GBP	1,550	1,987,116
Sr. Unsec’d. Notes, Series MPLE	4.850	05/25/47	CAD	150	91,868
Sr. Unsec’d. Notes, Series MPLE	5.100	11/25/48	CAD	4,575	2,883,558
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)		24,396	20,007,998
Sr. Unsec’d. Notes	2.687(ff)	04/22/32		13,060	10,079,616
Sr. Unsec’d. Notes	3.419(ff)	12/20/28		4,519	3,990,931
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29		25,850	20,917,828
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31		2,755	2,162,824
Sr. Unsec’d. Notes, MTN	2.884(ff)	10/22/30		4,865	3,966,741
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30		5,140	4,300,745
Sub. Notes	6.800	03/15/28		377	393,701
Sub. Notes, EMTN	8.125	06/02/28	GBP	500	597,417
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(a)	8.500	01/31/27		1,550	697,224
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	5.000	01/30/28		2,590	998,937
Gtd. Notes, 144A	5.000	02/15/29		175	67,932
Gtd. Notes, 144A(a)	5.250	01/30/30		5,500	2,117,500

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A(a)	5.250%	02/15/31		2,000	$785,000
Gtd. Notes, 144A	6.250	02/15/29		400	156,000
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27		1,375	1,154,494
Gtd. Notes	6.750	03/15/25		2,075	1,929,608
Gtd. Notes	7.250	10/15/29		1,600	1,324,055
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes	0.440	09/13/29	JPY	1,640,000	10,636,940
Sr. Unsec’d. Notes	0.787	09/13/34	JPY	100,000	622,323
Sr. Unsec’d. Notes	0.965	09/13/39	JPY	300,000	1,758,423
Boeing Co. (The),
Sr. Unsec’d. Notes	5.805	05/01/50		4,030	3,462,876
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25		4,800	4,724,941
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.500	08/16/31		1,880	1,348,518
Sr. Unsec’d. Notes(a)	4.125	05/15/29		2,865	2,449,698
Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41		3,765	2,512,756
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		4,626	3,208,638
Sr. Unsec’d. Notes, 144A	3.419	04/15/33		6,765	5,159,230
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		2,660	2,596,875
Sr. Unsec’d. Notes, 144A(a)	4.625	10/15/29		525	420,120
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950	02/28/34		2,512	2,107,544
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		2,770	2,353,804
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		2,180	1,844,932
Sr. Unsec’d. Notes, 144A(a)	5.125	03/15/28		5,000	4,448,458
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	1.150	04/21/23	JPY	200,000	1,347,219
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(a)	4.250	02/01/31		9,500	7,504,696
Sr. Unsec’d. Notes, 144A	4.500	06/01/33		2,675	2,037,529
CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26		7,675	6,623,324
Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125	04/30/31		675	564,703
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43		1,230	988,417

See Notes to Financial Statements.

PGIM Global Total Return Fund     37

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
CF Industries, Inc., (cont’d.)
Gtd. Notes	5.375%	03/15/44		3,560	$3,028,594
Gtd. Notes, 144A	4.500	12/01/26		6,451	6,105,231
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.800	04/01/31		3,625	2,752,470
Sr. Sec’d. Notes	3.900	06/01/52		3,365	2,081,505
Sr. Sec’d. Notes	4.800	03/01/50		5,250	3,707,014
Sr. Sec’d. Notes	6.384	10/23/35		2,357	2,156,631
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26		650	629,171
Gtd. Notes, 144A	5.875	02/01/29		600	567,006
CitiFinancial Credit Co.,
Sr. Unsec’d. Notes	7.875	02/01/25		662	692,184
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	3.790	09/28/28	HKD	6,000	686,492
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)		19,245	15,790,100
Sr. Unsec’d. Notes	2.520(ff)	11/03/32		1,660	1,242,499
Sr. Unsec’d. Notes	2.561(ff)	05/01/32		6,600	5,030,171
Sr. Unsec’d. Notes	2.800	06/25/27	JPY	770,000	5,551,799
Sr. Unsec’d. Notes, EMTN	6.500	08/16/30	GBP	7	8,293
Sr. Unsec’d. Notes, GMTN	0.620	09/21/27	JPY	100,000	653,717
Sr. Unsec’d. Notes, GMTN	2.600	12/07/22	HKD	5,000	636,032
Sr. Unsec’d. Notes, Series 18BR	2.360	09/16/25	JPY	300,000	2,104,259
Corning, Inc.,
Sr. Unsec’d. Notes	0.698	08/09/24	JPY	100,000	669,115
Dana, Inc.,
Sr. Unsec’d. Notes	4.500	02/15/32		4,025	3,063,878
Sr. Unsec’d. Notes	5.375	11/15/27		2,625	2,376,664
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		1,075	780,035
Gtd. Notes, 144A	4.625	06/01/30		1,175	916,127
DH Europe Finance II Sarl,
Gtd. Notes	0.450	03/18/28	EUR	2,200	1,847,245
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27		3,740	190,764
Discovery Communications LLC,
Gtd. Notes	3.450	03/15/25		2,500	2,345,953
Gtd. Notes	5.300	05/15/49		2,480	1,787,974

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
DISH DBS Corp.,
Gtd. Notes	7.750%	07/01/26		4,950	$4,181,683
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25		1,376	1,299,792
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	9.400	05/15/39		88	109,552
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		7,800	6,458,127
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)		5,045	4,343,801
Sr. Unsec’d. Notes	5.400	10/01/47		2,200	1,747,219
Sr. Unsec’d. Notes	6.000	06/15/48		2,350	1,983,789
ERAC USA Finance LLC,
Gtd. Notes, 144A	7.000	10/15/37		190	193,739
Fidelity National Information Services, Inc.,
Gtd. Notes	1.100	07/15/24	EUR	2,300	2,184,614
Sr. Unsec’d. Notes	1.500	05/21/27	EUR	5,600	4,972,360
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43		5,000	3,489,604
Sr. Unsec’d. Notes	5.291	12/08/46		3,000	2,220,609
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.134	08/04/25		200	185,900
Sr. Unsec’d. Notes, EMTN	3.683	12/03/24	AUD	500	303,306
Sr. Unsec’d. Notes, EMTN	4.125	06/20/24	SGD	2,000	1,341,130
General Motors Co.,
Sr. Unsec’d. Notes(a)	5.000	04/01/35		2,200	1,827,373
Sr. Unsec’d. Notes	5.400	04/01/48		2,050	1,622,258
Sr. Unsec’d. Notes	6.250	10/02/43		2,705	2,370,892
General Motors Financial Co., Inc.,
Gtd. Notes	3.850	01/05/28		2,900	2,554,564
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26		1,000	989,077
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)		11,370	8,682,670
Sr. Unsec’d. Notes	1.992(ff)	01/27/32		2,450	1,787,896
Sr. Unsec’d. Notes	2.383(ff)	07/21/32		1,770	1,317,711
Sr. Unsec’d. Notes	2.615(ff)	04/22/32		9,660	7,380,272
Sr. Unsec’d. Notes	4.500	05/16/28	AUD	210	123,119
Sr. Unsec’d. Notes, EMTN	1.428(s)	12/15/23	EUR	200	189,566
Sr. Unsec’d. Notes, EMTN, 6 Month EURIBOR + 0.000% (Cap 5.500%, Floor 0.000%)	0.774(c)	08/12/25	EUR	3,216	3,077,097
Sr. Unsec’d. Notes, EMTN	1.000	08/06/24	JPY	100,000	675,914
Sr. Unsec’d. Notes, EMTN	1.000	08/16/32	JPY	200,000	1,253,219

See Notes to Financial Statements.

PGIM Global Total Return Fund     39

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes, EMTN	1.300%	03/22/30	JPY	10,000	$66,169
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor N/A)	2.399(c)	06/30/25	EUR	2,227	2,175,523
Sr. Unsec’d. Notes, EMTN	2.500	11/26/22		1,500	1,497,397
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000%	3.070(c)	11/30/24		40	38,900
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 20Y Index + 0.000% (Cap 12.000%, Floor 5.220%)^	5.220(c)	08/24/30	EUR	5,000	4,929,391
Goldman Sachs International,
Gtd. Notes, EMTN	1.750	05/29/24	EUR	3,685	3,516,842
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%^	5.682(c)	05/31/25		19,100	18,718,000
HCA, Inc.,
Gtd. Notes	5.250	06/15/49		1,500	1,212,289
Gtd. Notes	5.625	09/01/28		700	673,330
Gtd. Notes	7.500	11/06/33		2,000	2,031,874
Gtd. Notes, MTN	7.750	07/15/36		2,000	2,020,514
Honeywell International, Inc.,
Sr. Unsec’d. Notes	0.750	03/10/32	EUR	3,000	2,236,381
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875	04/01/24		5,000	4,846,864
Housing & Urban Development Corp. Ltd. AID Bond,
U.S. Gov’t. Gtd. Notes, 6 Month LIBOR + 0.035%	3.872(c)	09/15/30		800	792,670
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29		5,750	4,674,800
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26		5,450	5,057,600
IQVIA, Inc.,
Gtd. Notes, 144A	2.250	01/15/28	EUR	1,800	1,534,107
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/15/30		2,600	2,374,561
Jefferies Group LLC,
Sr. Unsec’d. Notes	2.750	10/15/32		9,275	6,428,128
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes	4.626	01/15/42		3,850	3,559,282
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)		23,506	20,869,960

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	1.953%(ff)	02/04/32		13,490	$9,894,434
Sr. Unsec’d. Notes	2.525(ff)	11/19/41		6,200	3,821,725
Sr. Unsec’d. Notes	2.545(ff)	11/08/32		8,945	6,759,571
Sr. Unsec’d. Notes	2.580(ff)	04/22/32		7,590	5,837,656
Sr. Unsec’d. Notes	3.509(ff)	01/23/29		3,200	2,829,829
Sr. Unsec’d. Notes	3.702(ff)	05/06/30		1,590	1,384,467
JPMorgan Chase Bank, NA,
Sr. Unsec’d. Notes	4.762(s)	03/17/48	ITL(jj)	29,800,000	3,235,151
KB Home,
Gtd. Notes	6.875	06/15/27		1,650	1,596,410
Kimco Realty Corp.,
Sr. Unsec’d. Notes	2.250	12/01/31		4,160	3,061,271
Kraft Heinz Foods Co.,
Gtd. Notes	4.875	10/01/49		15	12,478
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A(a)	4.375	01/31/32		1,725	1,486,126
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		75	59,216
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27		4,042	3,484,395
Liberty Mutual Group, Inc.,
Gtd. Notes	2.750	05/04/26	EUR	1,000	947,710
Gtd. Notes, 144A	3.951	10/15/50		90	58,071
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29		3,000	1,906,727
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	6.500	03/01/41		9,050	8,827,186
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25		875	883,580
Sr. Unsec’d. Notes, Series HH	2.850	04/15/31		9,115	7,104,110
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.450	09/08/26	AUD	1,220	735,989
Sr. Unsec’d. Notes, MTN	3.800	03/08/29	AUD	5,090	2,946,516
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		5,450	4,451,548
Sr. Unsec’d. Notes, 144A(a)	5.250	10/01/29		550	428,715
Medtronic Global Holdings SCA,
Gtd. Notes	1.500	07/02/39	EUR	500	334,127
Gtd. Notes	1.625	03/07/31	EUR	2,500	2,125,538
Gtd. Notes	1.750	07/02/49	EUR	2,100	1,311,517
Gtd. Notes	2.250	03/07/39	EUR	1,910	1,447,205

See Notes to Financial Statements.

PGIM Global Total Return Fund     41

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
MetLife, Inc.,
Sr. Unsec’d. Notes	0.769%	05/23/29	JPY	600,000	$3,923,985
Metropolitan Life Global Funding I,
Sec’d. Notes, MTN	4.000	07/13/27	AUD	300	179,782
Morgan Guaranty Trust Co.,
Sr. Unsec’d. Notes	1.146(s)	01/21/27	ITL(jj)	2,275,000	961,475
Morgan Stanley,
Sr. Unsec’d. Notes	0.406(ff)	10/29/27	EUR	10,000	8,427,772
Sr. Unsec’d. Notes, EMTN	0.000	04/02/32		17,400	9,848,400
Sr. Unsec’d. Notes, EMTN	0.500(cc)	06/26/43	MXN	16,700	92,384
Sr. Unsec’d. Notes, EMTN	0.500(cc)	09/25/43	MXN	33,900	185,368
Sr. Unsec’d. Notes, EMTN	5.632(s)	10/05/26	IDR	2,000,000	94,660
Sr. Unsec’d. Notes, EMTN	7.118(s)	06/28/27	MXN	27,000	804,117
Sr. Unsec’d. Notes, EMTN	7.500	12/15/27	MXN	33,300	1,439,364
Sr. Unsec’d. Notes, EMTN	7.926(s)	04/05/32	MXN	71,000	1,178,352
Sr. Unsec’d. Notes, EMTN	7.950(s)	11/07/31	MXN	56,000	976,884
Sr. Unsec’d. Notes, GMTN	1.875	03/06/30	EUR	1,100	896,418
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32		4,320	3,256,197
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33		2,950	2,294,912
MPLX LP,
Sr. Unsec’d. Notes	4.000	03/15/28		515	466,184
Sr. Unsec’d. Notes	4.125	03/01/27		2,000	1,858,486
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.325	03/24/25	EUR	1,700	1,472,021
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28		2,490	2,030,813
Gtd. Notes, 144A	6.000	01/15/27		735	658,946
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.450	04/01/26		1,300	1,209,067
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750	06/15/24		5,600	5,361,614
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.450	09/15/36		35	34,759
OneMain Finance Corp.,
Gtd. Notes(a)	4.000	09/15/30		1,800	1,357,301
ONEOK Partners LP,
Gtd. Notes	4.900	03/15/25		2,000	1,952,010
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30		7,350	5,946,643
Gtd. Notes	4.450	09/01/49		2,000	1,375,916
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28		800	704,133

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Organon & Co./Organon Foreign Debt Co-Issuer BV, (cont’d.)
Sr. Unsec’d. Notes, 144A(a)	5.125%	04/30/31		1,725	$1,464,643
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, Sr. Sec’d. Notes, 144A	4.000	10/15/27		1,217	1,077,054
Paramount Global,
Sr. Unsec’d. Notes	4.375	03/15/43		1,089	730,734
Sr. Unsec’d. Notes	5.850	09/01/43		3,769	3,069,198
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	4.250	04/15/31		4,550	3,811,288
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.500	09/15/31		2,325	1,922,742
Prologis Yen Finance LLC,
Gtd. Notes	0.885	06/27/36	JPY	200,000	1,181,045
Gtd. Notes	0.972	09/25/28	JPY	700,000	4,634,822
Gtd. Notes	1.003	06/24/32	JPY	1,500,000	9,551,234
Gtd. Notes	1.222	06/22/35	JPY	200,000	1,244,799
Realty Income Corp.,
Sr. Unsec’d. Notes(h)	2.200	06/15/28		480	398,041
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	4.625	06/01/25		9,000	8,733,812
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		4,525	4,287,183
Service Properties Trust,
Sr. Unsec’d. Notes	4.350	10/01/24		3,600	3,306,122
Southaven Combined Cycle Generation LLC,
Sec’d. Notes	3.846	08/15/33		7	6,749
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32		1,985	2,328,759
Sprint Corp.,
Gtd. Notes	7.625	02/15/25		300	309,764
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30		4,550	3,684,280
Stellantis Finance US, Inc.,
Gtd. Notes, 144A(a)	2.691	09/15/31		3,645	2,594,542
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28		2,625	2,351,390
Gtd. Notes, 144A	6.000	12/31/30		1,700	1,542,099
Gtd. Notes, 144A	7.500	10/01/25		1,075	1,088,843
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28		2,723	2,497,606

See Notes to Financial Statements.

PGIM Global Total Return Fund     43

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Taylor Morrison Communities, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.125%	08/01/30		375	$311,772
Tenet Healthcare Corp.,
Gtd. Notes, 144A(a)	6.125	10/01/28		1,150	997,069
Sr. Sec’d. Notes, 144A	5.125	11/01/27		2,705	2,479,200
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	8.174(c)	09/30/24		15,020	14,557,818
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	2.875	07/24/37	EUR	450	387,755
Time Warner Cable Enterprises LLC,
Sr. Sec’d. Notes	8.375	07/15/33		2,065	2,187,110
T-Mobile USA, Inc.,
Sr. Unsec’d. Notes	4.375	04/15/40		2,500	2,037,735
Tote Shipholdings LLC,
U.S. Gov’t. Gtd. Notes	3.400	10/16/40		93	82,286
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN(h)	3.500(cc)	10/24/25		2,656	2,524,942
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)		18,150	13,934,049
UGI International LLC,
Gtd. Notes, 144A	2.500	12/01/29	EUR	8,625	6,290,527
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26		3,750	3,431,074
Sr. Sec’d. Notes, 144A	4.625	04/15/29		950	815,593
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		250	202,245
Gtd. Notes	3.875	02/15/31		391	324,161
Gtd. Notes	4.875	01/15/28		3,115	2,896,945
Gtd. Notes	5.250	01/15/30		2,340	2,169,802
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		8,600	8,521,350
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/01/27		3,335	3,291,298
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29		4,750	4,158,990
Ventas Realty LP,
Gtd. Notes	2.500	09/01/31		7,995	6,055,243
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.500	04/08/31	GBP	1,400	1,283,546
Sr. Unsec’d. Notes, MTN	2.650	05/06/30	AUD	1,600	810,437

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Verizon Communications, Inc., (cont’d.)
Sr. Unsec’d. Notes, MTN	3.000%	03/23/31	AUD	1,000	$505,723
Sr. Unsec’d. Notes, MTN	4.050	02/17/25	AUD	4,950	3,101,953
Sr. Unsec’d. Notes, MTN	4.500	08/17/27	AUD	730	448,267
Sr. Unsec’d. Notes, Series MPLE	4.050	03/22/51	CAD	3,200	1,788,087
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40		4,410	2,745,839
Gtd. Notes	4.000	06/22/50		4,425	2,576,346
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26		4,000	3,642,087
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		2,650	2,355,071
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		9,650	9,165,563
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27		3,520	3,247,280
Sr. Sec’d. Notes, 144A	3.550	07/15/24		14,300	13,624,123
Warner Media LLC,
Gtd. Notes	4.050	12/15/23		11,250	11,027,977
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	5.050	03/15/42		4,355	3,184,149
Gtd. Notes, 144A	5.141	03/15/52		8,795	6,157,218
Gtd. Notes, 144A	5.391	03/15/62		1,270	885,569
Wells Fargo & Co.,
Sr. Unsec’d. Notes	4.000	04/27/27	AUD	4,198	2,483,018
Sr. Unsec’d. Notes, GMTN	3.700	07/27/26	AUD	1,458	865,870
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31		7,890	6,294,234
Welltower, Inc.,
Sr. Unsec’d. Notes	2.050	01/15/29		3,100	2,442,889
Sr. Unsec’d. Notes	2.800	06/01/31		10,300	7,947,965
Sr. Unsec’d. Notes	3.100	01/15/30		5,600	4,579,310
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25		861	826,787
WPC Eurobond BV,
Gtd. Notes	0.950	06/01/30	EUR	9,950	6,673,808
Xerox Corp.,
Sr. Unsec’d. Notes	4.625	03/15/23		90	89,526

					787,558,305

TOTAL CORPORATE BONDS
(cost $1,968,330,656)					1,528,279,662

See Notes to Financial Statements.

PGIM Global Total Return Fund     45

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS 1.4%

Germany 0.1%
Speedster Bidco GmbH,
Second Lien Term Loan, 3 Month EURIBOR + 6.250%	8.108%(c)	03/31/28	EUR	3,265	$2,643,825

United Kingdom 1.2%
CD&R Firefly Bidco Ltd.,
Initial Term Loan, SONIA + 8.356%	10.542(c)	06/19/26	GBP	16,075	16,130,459
Constellation Automotive Group Ltd.,
Facility B2 Loan, SONIA + 4.750%	5.941(c)	07/28/28	GBP	6,850	5,361,433
EG Group Ltd.,
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%	7.000(c)	04/30/27	EUR	23,880	20,452,830

					41,944,722

United States 0.1%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	12.941(c)	11/01/25		1,199	1,256,951
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%	11.208(c)	05/25/26		248	237,260
Second Lien Term Loan, 1 Month SOFR + 3.350%	6.458(c)	08/24/26		7,173	1,377,765

					2,871,976

TOTAL FLOATING RATE AND OTHER LOANS (cost $67,567,625)					47,460,523

MUNICIPAL BOND 0.2%

Puerto Rico
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C (cost $6,227,090)	0.000(cc)	11/01/43		11,150	5,215,881

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.1%

Spain 0.1%
Retiro Mortgage Securities DAC,
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	3.578(c)	07/30/75	EUR	4,554	4,431,162

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United Kingdom 0.1%
Jupiter Mortgage No. 1 PLC,
Series 01A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	3.088%(c)	07/20/60	GBP	3,900	$4,360,269

United States 4.9%
APS Resecuritization Trust,
Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)	3.278(c)	07/27/57		314	310,885
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	5.683(c)	09/26/45		4	4,467
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	5.436(c)	10/25/28		137	136,521
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	5.186(c)	07/25/29		500	499,798
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	4.747(c)	03/25/31		3,396	3,387,447
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	5.947(c)	03/25/31		1,750	1,693,444
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	4.397(c)	09/25/31		1,200	1,118,775
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%^	4.740(c)	09/12/26		5,652	5,623,505
Connecticut Avenue Securities Trust,
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	5.686(c)	10/25/39		97	96,599
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	5.636(c)	01/25/40		489	480,772
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	6.097(c)	10/25/41		1,350	1,219,419
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)	4.547(c)	10/25/41		240	224,525
Credit Suisse Mortgage Trust,
Series 2020-RPL06, Class A1, 144A	2.688(cc)	03/25/59		2,153	2,046,073

See Notes to Financial Statements.

PGIM Global Total Return Fund     47

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	5.386%(c)	04/25/29	620	$596,922
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	5.147(c)	10/25/33	2,272	2,270,473
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	5.697(c)	10/25/33	4,200	4,174,740
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	6.447(c)	04/25/34	3,500	3,384,420
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)	6.297(c)	11/25/41	2,060	1,815,067
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	4.997(c)	11/25/41	1,440	1,274,743
Fannie Mae REMIC,
Series 2012-107, Class GI, IO	3.500	09/25/27	2,085	105,602
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	6.997(c)	11/25/50	595	537,825
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	5.597(c)	11/25/50	1,789	1,789,019
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)	5.436(c)	02/25/50	1,820	1,788,081
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	8.686(c)	06/25/50	614	632,672
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	6.686(c)	03/25/50	138	137,899
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	8.836(c)	09/25/50	1,310	1,295,510
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	6.736(c)	09/25/50	28	27,818
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	5.647(c)	01/25/51	1,835	1,560,634

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)	4.797%(c)	01/25/51	10,879	$10,341,158
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	6.047(c)	01/25/34	3,330	2,894,611
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	4.647(c)	01/25/34	1,474	1,433,664
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	6.397(c)	10/25/41	1,830	1,610,399
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)	6.647(c)	11/25/41	2,060	1,811,675
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	5.997(c)	08/25/33	12,300	9,874,835
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)	5.247(c)	08/25/33	17,900	16,367,062
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	6.147(c)	12/25/33	2,000	1,592,689
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.347(c)	09/25/41	1,570	1,341,938
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	5.097(c)	09/25/41	3,020	2,568,906
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)	6.747(c)	12/25/41	1,230	1,034,625
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)	5.347(c)	12/25/41	1,800	1,513,407
Freddie Mac REMIC,
Series 4166, Class IO, IO	3.500	02/15/43	4,712	847,137
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A	2.487	11/25/49	13,339	12,333,787

See Notes to Financial Statements.

PGIM Global Total Return Fund     49

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	5.236%(c)	05/25/29	378	$375,858
Series 2021-01, Class M1B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.136(c)	07/25/33	7,777	7,725,798
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	4.597(c)	01/25/34	2,855	2,793,805
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	5.797(c)	01/25/34	4,790	4,511,243
Legacy Mortgage Asset Trust,
Series 2020-GS01, Class A1, 144A	2.882	10/25/59	5,280	5,177,088
Loan Revolving Advance Investment Trust,
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.089(c)	06/30/23	10,090	9,991,531
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.336(c)	01/25/48	650	625,760
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.136(c)	07/25/28	186	185,659
Oaktown Re VI Ltd.,
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	4.647(c)	10/25/33	1,299	1,294,873
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)	5.047(c)	10/25/33	1,865	1,841,134
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)	4.597(c)	04/25/34	2,200	2,151,611
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	5.897(c)	04/25/34	700	653,628
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	7.411(c)	12/25/22	8,581	8,398,818
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	02/25/23	1,020	1,006,570

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
PNMAC GMSR Issuer Trust, (cont’d.)
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	6.236%(c)	08/25/25		2,300	$2,253,187
Radnor Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	4.986(c)	03/25/28		59	58,876
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	4.536(c)	01/25/30		227	226,345
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	5.036(c)	01/25/30		1,800	1,781,378
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	4.647(c)	12/27/33		1,987	1,980,523
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	6.697(c)	11/25/31		5,100	4,789,604

					161,622,837

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $183,096,294)					170,414,268

SOVEREIGN BONDS 27.2%

Albania 0.1%
Albania Government International Bond,
Sr. Unsec’d. Notes	3.500	10/09/25	EUR	1,000	891,154
Sr. Unsec’d. Notes, 144A	3.500	10/09/25	EUR	1,000	891,155

					1,782,309

Andorra 0.0%
Andorra International Bond,
Sr. Unsec’d. Notes, EMTN	1.250	05/06/31	EUR	400	321,205

Argentina 0.1%
Argentine Republic Government International Bond,
Bonds	4.330	12/31/33(d)	JPY	519,215	820,875
Sr. Unsec’d. Notes	0.670	12/31/38(d)	JPY	1,637,456	1,484,892
Sr. Unsec’d. Notes	0.670	12/31/38(d)	JPY	59,017	53,581

					2,359,348

See Notes to Financial Statements.

PGIM Global Total Return Fund     51

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Austria 0.1%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A	0.750%	03/20/51	EUR	100	$58,493
Republic of Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	5.375	12/01/34	CAD	2,143	1,745,153

					1,803,646

Belgium 0.0%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 93, 144A	0.650	06/22/71	EUR	100	43,863

Brazil 1.2%
Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477	07/24/23		8,343	8,267,734
Gov’t. Gtd. Notes, 144A	5.477	07/24/23		913	904,958
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		30,419	29,169,728
Gov’t. Gtd. Notes, 144A(a)	5.333	02/15/28		423	405,631
Brazilian Government International Bond,
Sr. Unsec’d. Notes	8.500	01/05/24	BRL	30	5,436
Sr. Unsec’d. Notes, Series B	8.875	04/15/24		200	214,162

					38,967,649

Bulgaria 0.3%
Bulgaria Government International Bond,
Sr. Unsec’d. Notes	0.375	09/23/30	EUR	3,167	2,165,031
Sr. Unsec’d. Notes, GMTN	3.125	03/26/35	EUR	8,212	6,433,062

					8,598,093

Canada 0.2%
Canadian Government Bond,
Bonds(k)	4.000	06/01/41	CAD	650	513,201
City of Toronto,
Unsec’d. Notes	3.250	06/24/46	CAD	1,000	581,257
Province of Alberta,
Sr. Unsec’d. Notes, EMTN	1.403	02/20/29	SEK	2,000	154,506
Province of Quebec Residual Strips,
Bonds	2.283(s)	04/01/35	CAD	10,000	4,384,310

					5,633,274

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Chile 0.1%
Bonos de la Tesoreria de la Republica en pesos,
Bonds	2.500%	03/01/25	CLP	900,000	$857,123
Bonds	5.000	03/01/35	CLP	505,000	473,172
Chile Government International Bond,
Sr. Unsec’d. Notes	0.830	07/02/31	EUR	1,000	718,828
Sr. Unsec’d. Notes	1.440	02/01/29	EUR	1,884	1,532,895
Sr. Unsec’d. Notes	1.750	01/20/26	EUR	240	220,326

					3,802,344

China 1.8%
China Government Bond,
Bonds, Series INBK	2.850	06/04/27	CNH	6,000	832,618
Sr. Unsec’d. Notes	3.160	06/27/23	CNH	5,000	685,200
Sr. Unsec’d. Notes	3.300	07/04/23	CNH	2,000	274,285
Sr. Unsec’d. Notes	3.310	11/30/25	CNH	4,000	554,910
Sr. Unsec’d. Notes	3.380	11/21/24	CNH	500	69,270
Sr. Unsec’d. Notes	3.390	05/21/25	CNH	2,500	346,485
Sr. Unsec’d. Notes	3.480	06/29/27	CNH	2,000	280,859
Sr. Unsec’d. Notes	3.600	06/27/28	CNH	10,500	1,486,719
Sr. Unsec’d. Notes	3.600	05/21/30	CNH	18,500	2,643,840
Sr. Unsec’d. Notes	3.900	07/04/36	CNH	16,000	2,336,132
Sr. Unsec’d. Notes	3.950	06/29/43	CNH	40,000	5,810,292
Sr. Unsec’d. Notes	4.000	11/30/35	CNH	76,500	11,335,519
Sr. Unsec’d. Notes	4.100	05/21/45	CNH	62,000	9,181,295
Sr. Unsec’d. Notes	4.150	12/12/31	CNH	41,500	6,228,238
Sr. Unsec’d. Notes	4.290	05/22/29	CNH	10,500	1,553,466
Sr. Unsec’d. Notes	4.400	12/12/46	CNH	48,500	7,344,160
Sr. Unsec’d. Notes	4.500	05/22/34	CNH	24,000	3,685,841
China Government International Bond,
Sr. Unsec’d. Notes	1.000	11/12/39	EUR	3,500	2,206,555
Export-Import Bank of China (The),
Sr. Unsec’d. Notes	4.150	06/18/27	CNH	4,000	568,343
Sr. Unsec’d. Notes	4.400	05/14/24	CNH	20,000	2,786,570

					60,210,597

Colombia 1.6%
Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000	01/30/30		1,400	989,100
Sr. Unsec’d. Notes	4.000	02/26/24		1,000	957,687
Sr. Unsec’d. Notes	8.375	02/15/27		2,745	2,736,930
Sr. Unsec’d. Notes	9.850	06/28/27	COP	15,013,000	2,628,502

See Notes to Financial Statements.

PGIM Global Total Return Fund     53

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Colombia (cont’d.)
Colombia Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	10.375%	01/28/33		1,401	$1,487,950
Sr. Unsec’d. Notes	11.850	03/09/28		1,000	1,133,125
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	47,879	42,667,583

					52,600,877

Croatia 0.2%
Croatia Government International Bond,
Sr. Unsec’d. Notes	1.500	06/17/31	EUR	5,600	4,466,445
Sr. Unsec’d. Notes	2.750	01/27/30	EUR	3,000	2,709,596

					7,176,041

Cyprus 1.2%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.250	01/21/40	EUR	7,550	4,795,276
Sr. Unsec’d. Notes, EMTN(a)	2.250	04/16/50	EUR	2,000	1,374,038
Sr. Unsec’d. Notes, EMTN(a)	2.375	09/25/28	EUR	4,700	4,277,838
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	10,200	8,809,421
Sr. Unsec’d. Notes, EMTN(a)	2.750	05/03/49	EUR	3,000	2,323,252
Sr. Unsec’d. Notes, EMTN	4.250	11/04/25	EUR	16,514	16,746,578

					38,326,403

Denmark 0.1%
Denmark Government Bond,
Bonds(k)	1.750	11/15/25	DKK	3,520	460,688
Bonds(k)	4.500	11/15/39	DKK	1,800	297,500
Bonds, Series 10 YR(k)	0.500	11/15/27	DKK	12,110	1,466,929
Bonds, Series 10 YR(k)	0.500	11/15/29	DKK	4,300	499,030
Bonds, Series 30 YR(k)	0.250	11/15/52	DKK	5,000	353,736

					3,077,883

Egypt 0.0%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	700	521,425

Estonia 0.0%
Estonia Government International Bond,
Sr. Unsec’d. Notes	0.125	06/10/30	EUR	100	74,137

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Finland 0.0%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A	0.125%	04/15/52	EUR	100	$47,567
Kuntarahoitus OYJ,
Local Gov’t. Gtd. Notes, EMTN	3.050	09/24/32	SEK	13,000	1,133,491

					1,181,058

France 0.6%
Caisse Francaise de Financement Local,
Covered Bonds, EMTN	4.680	03/09/29	CAD	28,712	21,315,916
French Republic Government Bond OAT,
Bonds, 144A(k)	0.500	05/25/72	EUR	100	40,669

					21,356,585

Germany 0.0%
State of North Rhine-Westphalia,
Sr. Unsec’d. Notes, EMTN	7.500	06/08/27	MXN	500	22,919

Greece 2.5%
Hellenic Republic Government Bond,
Bonds	3.900	01/30/33	EUR	100	92,778
Bonds	4.300	02/24/25	EUR	1	991
Bonds	4.300	02/24/29	EUR	1	919
Bonds	4.300	02/24/30	EUR	2	1,808
Bonds	4.300	02/24/31	EUR	34	30,271
Bonds	4.300	02/24/32	EUR	60	52,834
Bonds	4.300	02/24/36	EUR	2	1,645
Bonds	4.300	02/24/39	EUR	1	857
Bonds, 144A	0.750	06/18/31	EUR	7,308	5,282,353
Bonds, 144A	1.500	06/18/30	EUR	4,000	3,206,871
Sr. Unsec’d. Notes, 144A(a)	1.875	02/04/35	EUR	75,646	54,649,667
Sr. Unsec’d. Notes, 144A(a)	1.875	01/24/52	EUR	7,585	4,159,837
Sr. Unsec’d. Notes, 144A	3.875	03/12/29	EUR	150	144,458
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	9,719	9,523,065
Sr. Unsec’d. Notes	6.140	04/14/28	EUR	5,200	5,501,295

					82,649,649

Hong Kong 0.0%
Airport Authority,
Sr. Unsec’d. Notes, EMTN	1.950	11/20/30	HKD	3,000	305,121

See Notes to Financial Statements.

PGIM Global Total Return Fund     55

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Hungary 0.1%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.625%	04/28/32	EUR	4,176	$2,803,219
Sr. Unsec’d. Notes, 144A	2.125	09/22/31		1,375	979,086

					3,782,305

Iceland 0.1%
Iceland Government International Bond,
Sr. Unsec’d. Notes	0.100	06/20/24	EUR	2,634	2,461,652

India 0.2%
Export-Import Bank of India,
Sr. Unsec’d. Notes, 144A, MTN	2.250	01/13/31		4,400	3,214,904
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/15/30		2,910	2,367,460
Sr. Unsec’d. Notes, EMTN	3.250	01/15/30		363	295,322

					5,877,686

Indonesia 1.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	10,300	8,539,524
Sr. Unsec’d. Notes	1.000	07/28/29	EUR	8,500	6,348,919
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	3,415	2,210,340
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	9,560	6,842,475
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	3,400	2,940,674
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	2,600	2,403,720
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	1,505	1,441,116
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	5,700	5,591,834
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	13,980	12,846,907
Sr. Unsec’d. Notes, Series 05	0.920	05/31/23	JPY	100,000	674,115
Sr. Unsec’d. Notes, Series 09	0.830	05/22/24	JPY	200,000	1,346,548

					51,186,172

Ireland 0.0%
Ireland Government Bond,
Sr. Unsec’d. Notes	0.550	04/22/41	EUR	100	64,162

Israel 0.1%
Israel Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.875	10/21/34	GBP	3,435	4,720,728

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Italy 4.2%
Cassa Del Trentino SPA,
Local Gov’t. Gtd. Notes, EMTN	1.160%	06/17/26	EUR	1,242	$1,178,581
Region of Lazio,
Sr. Unsec’d. Notes	3.088	03/31/43	EUR	6,480	5,489,681
Region of Umbria,
Sr. Unsec’d. Notes, 6 Month EURIBOR + 0.200%	1.963(c)	03/26/31	EUR	926	843,327
Repubic of Italy Government International Bond Coupon Strips,
Sr. Unsec’d. Notes	1.737(s)	02/20/31	EUR	5,324	3,640,010
Sr. Unsec’d. Notes	3.486(s)	03/27/23		775	758,137
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes(a)	2.875	10/17/29		3,300	2,655,069
Sr. Unsec’d. Notes, EMTN	3.444	12/31/24	EUR	211	209,140
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 30Y Index + 0.000% (Cap N/A, Floor 4.250%)	4.250(c)	06/28/29	EUR	7,892	8,052,153
Sr. Unsec’d. Notes, EMTN	4.425	03/28/36	EUR	1,400	1,323,317
Sr. Unsec’d. Notes, EMTN	5.250	12/07/34	GBP	17,018	18,877,866
Sr. Unsec’d. Notes, EMTN(a)	5.345	01/27/48	EUR	2,100	2,196,932
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	69,287	80,269,601
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		11,108	10,220,083
Sr. Unsec’d. Notes, Series 67, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 8.800%, Floor 0.000%)	1.972(c)	05/11/26	EUR	3,000	2,905,576

					138,619,473

Japan 0.1%
Japan Government Twenty Year Bond,
Bonds, Series 159(k)	0.600	12/20/36	JPY	350,000	2,331,672
Japanese Government CPI Linked Bond,
Bonds, Series 22	0.100	03/10/27	JPY	227,290	1,616,857

					3,948,529

Kazakhstan 0.4%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.600	09/30/26	EUR	2,000	1,697,072
Sr. Unsec’d. Notes, EMTN	1.500	09/30/34	EUR	9,400	6,066,076
Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	7,615	6,614,465

					14,377,613

See Notes to Financial Statements.

PGIM Global Total Return Fund     57

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Latvia 0.0%
Latvia Government International Bond,
Unsec’d. Notes, GMTN	0.000%	03/17/31	EUR	100	$71,234

Lithuania 0.0%
Lithuania Government Bond,
Bonds, Series 07 YR	0.600	06/29/23	EUR	200	194,412
Lithuania Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.750	05/06/30	EUR	100	76,701

					271,113

Luxembourg 0.0%
State of the Grand-Duchy of Luxembourg,
Sr. Unsec’d. Notes	0.000	09/14/32	EUR	100	74,480

Malaysia 0.1%
1MDB Global Investments Ltd.,
Sr. Unsec’d. Notes	4.400	03/09/23		3,000	2,932,500
Malaysia Government Bond,
Bonds, Series 0220	2.632	04/15/31	MYR	10,000	1,831,768

					4,764,268

Mexico 1.1%
Mexico Government International Bond,
Sr. Unsec’d. Notes(a)	1.125	01/17/30	EUR	10,100	7,743,637
Sr. Unsec’d. Notes	1.350	09/18/27	EUR	500	433,533
Sr. Unsec’d. Notes(a)	1.450	10/25/33	EUR	4,825	3,229,931
Sr. Unsec’d. Notes	1.625	04/08/26	EUR	200	183,852
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	5,000	3,391,859
Sr. Unsec’d. Notes	4.000	03/15/2115	EUR	950	608,953
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	800	679,817
Sr. Unsec’d. Notes, EMTN	5.625	03/19/2114	GBP	340	266,115
Sr. Unsec’d. Notes, GMTN	6.750	02/06/24	GBP	13,633	15,642,142
Sr. Unsec’d. Notes, Series 26	0.850	04/18/25	JPY	500,000	3,348,949
Sr. Unsec’d. Notes, Series 28	2.000	04/20/38	JPY	300,000	1,723,076
Sr. Unsec’d. Notes, Series A, MTN	7.500	04/08/33		875	940,508

					38,192,372

Montenegro 0.0%
Montenegro Government International Bond,
Sr. Unsec’d. Notes, 144A	3.375	04/21/25	EUR	750	656,553

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Netherlands 0.0%
Netherlands Government Bond,
Bonds, 144A	0.000%	01/15/52	EUR	100	$50,022

New Zealand 0.1%
Auckland Council,
Sr. Sec’d. Notes	2.900	09/16/27	AUD	1,000	572,087
Sr. Sec’d. Notes	3.500	03/09/26	AUD	2,000	1,216,934
New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	2.000	04/15/37	NZD	2,100	789,033
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	2,900	1,441,054

					4,019,108

Panama 0.4%
Panama Government International Bond,
Sr. Unsec’d. Notes	8.125	04/28/34		10,732	12,891,815

Peru 1.5%
Peru Government Bond,
Sr. Unsec’d. Notes	5.350	08/12/40	PEN	22,000	3,926,985
Peruvian Government International Bond,
Sr. Unsec’d. Notes(a)	1.250	03/11/33	EUR	1,200	787,793
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	36,018	33,955,204
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	9,408	8,500,199
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	9,000	2,079,160

					49,249,341

Philippines 0.9%
Philippine Government International Bond,
Sr. Unsec’d. Notes	0.000	02/03/23	EUR	2,000	1,955,870
Sr. Unsec’d. Notes	0.250	04/28/25	EUR	690	619,372
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	5,365	4,146,465
Sr. Unsec’d. Notes	1.200	04/28/33	EUR	1,350	910,799
Sr. Unsec’d. Notes	1.750	04/28/41	EUR	1,085	618,756
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	7,000	5,920,297
Sr. Unsec’d. Notes, Series 11	0.990	08/15/28	JPY	800,000	5,274,797
Sr. Unsec’d. Notes, Series 15	0.590	08/15/29	JPY	1,700,000	10,862,542

					30,308,898

See Notes to Financial Statements.

PGIM Global Total Return Fund     59

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Poland 0.0%
Republic of Poland Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.220%	08/04/34	JPY	100,000	$805,546

Portugal 1.2%
Metropolitano de Lisboa EPE, Gov’t. Gtd. Notes	4.799	12/07/27	EUR	5,800	6,242,558
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A(a)	4.100	02/15/45	EUR	23,075	24,824,291
Unsec’d. Notes, 144A	1.000	04/12/52	EUR	4,000	2,071,965
Regiao Autonoma Madeira, Gov’t. Gtd. Notes	0.943	05/29/32	EUR	8,750	6,889,378

					40,028,192

Romania 0.4%
Romania Government Bond,
Bonds, Series 05 YR	3.650	07/28/25	RON	1,000	175,438
Bonds, Series 15YR	3.650	09/24/31	RON	2,000	270,986
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	4,150	2,986,983
Sr. Unsec’d. Notes, EMTN(a)	2.124	07/16/31	EUR	2,000	1,320,302
Sr. Unsec’d. Notes, EMTN	2.375	04/19/27	EUR	1,000	846,374
Sr. Unsec’d. Notes, EMTN	3.375	02/08/38	EUR	2,138	1,316,323
Sr. Unsec’d. Notes, EMTN(a)	3.500	04/03/34	EUR	1,000	668,489
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	1,000	675,592
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	2,966	1,929,612
Sr. Unsec’d. Notes, MTN	2.875	05/26/28	EUR	700	553,766
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	3,600	2,376,544
Unsec’d. Notes, 144A, MTN	2.875	05/26/28	EUR	1,100	870,204

					13,990,613

San Marino 0.0%
San Marino Government Bond,
Sr. Unsec’d. Notes	3.250	02/24/24	EUR	469	454,968

Saudi Arabia 0.3%
Saudi Government International Bond,
Sr. Unsec’d. Notes	2.000	07/09/39	EUR	7,811	5,400,077
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	5,945	4,110,032
Sr. Unsec’d. Notes, EMTN	0.625	03/03/30	EUR	600	473,545

					9,983,654

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Serbia 0.9%
Serbia International Bond,
Sr. Unsec’d. Notes	1.500%	06/26/29	EUR	6,000	$4,151,762
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	20,595	17,303,873
Sr. Unsec’d. Notes, 144A(a)	2.125	12/01/30		13,215	9,096,050

					30,551,685

Singapore 0.0%
Housing & Development Board,
Sr. Unsec’d. Notes, MTN	2.320	01/24/28	SGD	500	323,140

Slovakia 0.0%
Slovakia Government Bond,
Sr. Unsec’d. Notes, Series 242	0.375	04/21/36	EUR	100	61,163

Slovenia 0.0%
Slovenia Government Bond,
Unsec’d. Notes, Series RS86	0.000	02/12/31	EUR	100	74,538

South Africa 0.2%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	3.750	07/24/26	EUR	5,415	5,019,589

South Korea 0.1%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes, 144A, MTN	6.700	12/02/24	IDR	40,000	2,511
Sr. Unsec’d. Notes, 144A, MTN	8.000	05/15/24	IDR	6,800,000	436,294
Sr. Unsec’d. Notes, EMTN	3.130	04/26/23	HKD	4,000	504,958
Sr. Unsec’d. Notes, EMTN	4.140	09/04/23	CNH	5,000	685,739
Sr. Unsec’d. Notes, EMTN	7.250	12/07/24	IDR	10,000,000	634,217
Sr. Unsec’d. Notes, EMTN	8.000	05/15/24	IDR	19,600,000	1,264,151
Sr. Unsec’d. Notes, GMTN	2.600	11/08/23	AUD	919	575,824

					4,103,694

Spain 2.0%
Autonomous Community of Catalonia,
Sr. Unsec’d. Notes	4.690	10/28/34	EUR	588	606,380
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 12.000%, Floor 5.480%)	5.480(c)	05/11/29	EUR	1,000	1,098,153

See Notes to Financial Statements.

PGIM Global Total Return Fund     61

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Spain (cont’d.)
Autonomous Community of Catalonia, (cont’d.)
Sr. Unsec’d. Notes, EMTN	5.900%	05/28/30	EUR	3,250	$3,569,822
Sr. Unsec’d. Notes, EMTN	6.350	11/30/41	EUR	2,100	2,552,120
Spain Government Bond,
Sr. Unsec’d. Notes, 144A(k)	1.000	10/31/50	EUR	10,600	5,675,857
Sr. Unsec’d. Notes, 144A(k)	1.200	10/31/40	EUR	2,500	1,688,499
Sr. Unsec’d. Notes, 144A(k)	1.850	07/30/35	EUR	7,225	6,024,746
Sr. Unsec’d. Notes, 144A(k)	3.450	07/30/66	EUR	4,200	3,874,341
Spain Government Bond Coupon Strips,
Bonds(k)	0.246(s)	01/31/32	EUR	3,900	2,870,551
Bonds(k)	0.320(s)	01/31/33	EUR	2,100	1,483,296
Bonds(k)	0.449(s)	07/30/29	EUR	438	355,291
Bonds(k)	0.958(s)	01/31/35	EUR	168	108,139
Bonds(k)	1.027(s)	01/31/36	EUR	168	103,379
Bonds(k)	1.078(s)	01/31/37	EUR	168	99,634
Bonds	1.296(s)	07/30/41	EUR	436	217,812
Bonds, Series CAC(k)	0.579(s)	07/30/29	EUR	3,600	2,904,450
Bonds, Series CAC(k)	1.128(s)	07/30/36	EUR	862	524,220
Bonds, Series CAC	1.212(s)	07/30/37	EUR	862	500,650
Bonds, Series CAC	1.297(s)	07/30/38	EUR	862	479,851
Bonds, Series CAC	1.365(s)	07/30/42	EUR	300	145,702
Bonds, Series CAC	1.405(s)	07/30/43	EUR	300	140,301
Bonds, Series CAC(k)	1.455(s)	07/30/44	EUR	300	135,566
Bonds, Series CAC	1.475(s)	07/30/45	EUR	300	130,735
Bonds, Series CAC	1.485(s)	07/30/46	EUR	300	125,999
Bonds, Series CAC	1.504(s)	07/30/47	EUR	300	121,652
Bonds, Series CAC	1.514(s)	07/30/48	EUR	300	117,414
Bonds, Series CAC	1.544(s)	07/30/49	EUR	300	113,011
Bonds, Series CAC	1.564(s)	07/30/50	EUR	300	104,310
Bonds, Series CAC(k)	1.594(s)	07/30/51	EUR	300	98,952
Bonds, Series CAC	1.623(s)	07/30/52	EUR	300	95,579
Bonds, Series CAC	1.663(s)	07/30/53	EUR	300	90,757
Bonds, Series CAC	1.683(s)	07/30/54	EUR	300	87,657
Bonds, Series CAC	1.703(s)	07/30/55	EUR	300	84,280
Bonds, Series CAC	1.732(s)	07/30/56	EUR	300	85,014
Bonds, Series CAC	1.772(s)	07/30/57	EUR	300	81,477
Bonds, Series CAC	1.782(s)	07/30/58	EUR	300	73,698
Bonds, Series CAC	1.812(s)	07/30/59	EUR	300	74,620
Bonds, Series CAC	1.851(s)	07/30/60	EUR	300	67,264
Bonds, Series CAC	1.871(s)	07/30/61	EUR	300	63,954
Bonds, Series CAC	1.891(s)	07/30/62	EUR	300	59,995
Bonds, Series CAC	1.921(s)	07/30/63	EUR	300	58,127

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Spain (cont’d.)
Spain Government Bond Coupon Strips, (cont’d.)
Bonds, Series CAC	1.950%(s)	07/30/64	EUR	300	$55,454
Bonds, Series CAC	1.980(s)	07/30/65	EUR	300	53,104
Bonds, Series CAC	2.010(s)	07/30/66	EUR	300	52,826
Spain Government Bond Principal Strips,
Bonds(k)	0.794(s)	07/30/41	EUR	1,700	845,067
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.010	11/21/44		10,500	9,425,482
Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	16,080	18,863,828

					66,189,016

Sweden 0.0%
Svensk Exportkredit AB,
Sr. Unsec’d. Notes, EMTN	8.904(s)	06/25/27	ZAR	1,400	49,449
Sr. Unsec’d. Notes, MTN	2.665(s)	05/11/37		110	52,677
Sweden Government Bond,
Bonds, Series 1053(k)	3.500	03/30/39	SEK	10,000	1,078,796

					1,180,922

Tunisia 0.0%
Tunisian Republic,
Sr. Unsec’d. Notes	4.200	03/17/31	JPY	100,000	310,154

Ukraine 0.4%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	33,896	5,024,658
Sr. Unsec’d. Notes	6.750	06/20/28(d)	EUR	31,299	5,070,789
Sr. Unsec’d. Notes	7.375	09/25/34(d)		3,600	539,550
Sr. Unsec’d. Notes	7.750	09/01/26(d)		1,875	309,141
Sr. Unsec’d. Notes	7.750	09/01/27(d)		400	66,450
Sr. Unsec’d. Notes	7.750	09/01/28(d)		500	88,750
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	9,705	1,438,645
Sr. Unsec’d. Notes, 144A	7.253	03/15/35(d)		1,560	232,830

					12,770,813

See Notes to Financial Statements.

PGIM Global Total Return Fund     63

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

United Arab Emirates 0.1%
Sharjah Sukuk Program Ltd.,
Sr. Unsec’d. Notes, EMTN(a)	3.854%	04/03/26		4,000	$3,614,500
Sr. Unsec’d. Notes, EMTN	4.226	03/14/28		1,200	1,053,600

					4,668,100

United Kingdom 0.6%
HM Treasury UK Sovereign Sukuk PLC,
Unsec’d. Notes(k)	0.333	07/22/26	GBP	500	506,948
Jersey International Bond,
Sr. Unsec’d. Notes	3.750	06/09/54	GBP	834	840,871
Transport for London,
Sr. Unsec’d. Notes, EMTN	4.000	09/12/33	GBP	1,000	997,873
Sr. Unsec’d. Notes, EMTN	4.500	03/31/31	GBP	4,237	4,537,826
Sr. Unsec’d. Notes, EMTN	5.000	03/31/35	GBP	3,464	3,775,568
United Kingdom Gilt,
Bonds(k)	1.250	10/22/41	GBP	100	74,888
Bonds(k)	1.250	07/31/51	GBP	100	66,352
Bonds(k)	1.500	07/22/47	GBP	100	73,683
Bonds(k)	1.625	10/22/71	GBP	100	70,454
Bonds(k)	1.750	01/22/49	GBP	100	77,820
Bonds(k)	1.750	07/22/57	GBP	100	75,815
Bonds(k)	2.500	07/22/65	GBP	100	92,614
Bonds(k)	3.250	01/22/44	GBP	100	104,971
Bonds(k)	3.500	07/22/68	GBP	100	117,983
Bonds(k)	3.750	07/22/52	GBP	100	117,179
Bonds(k)	4.000	01/22/60	GBP	100	127,992
Bonds(k)	4.250	03/07/36	GBP	300	360,241
Bonds(k)	4.250	09/07/39	GBP	180	215,110
Bonds(k)	4.250	12/07/40	GBP	100	119,950
Bonds(k)	4.250	12/07/46	GBP	4,475	5,486,238
Bonds(k)	4.250	12/07/49	GBP	100	124,995
Bonds(k)	4.250	12/07/55	GBP	100	130,476
Bonds(k)	4.500	12/07/42	GBP	100	125,097
Bonds(k)	4.750	12/07/38	GBP	100	126,592
Unsec’d. Notes(k)	0.875	01/31/46	GBP	100	63,713
Unsec’d. Notes(k)	1.125	01/31/39	GBP	100	76,863

					18,488,112

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Uruguay 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	6.875%	09/28/25		2,202	$2,226,222

TOTAL SOVEREIGN BONDS
(cost $1,323,851,096)					907,632,071

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.0%
Federal National Mortgage Assoc.(k)	5.375	12/07/28	GBP	19,307	23,405,977
Tennessee Valley Authority
Sr. Unsec’d. Notes	5.625	06/07/32	GBP	8,000	10,009,656

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $47,737,367)					33,415,633

U.S. TREASURY OBLIGATIONS(h) 0.4%
U.S. Treasury Bonds	1.125	08/15/40		2,705	1,600,177
U.S. Treasury Bonds	2.250	05/15/41		545	393,081
U.S. Treasury Notes	1.375	02/15/23		1,825	1,809,602
U.S. Treasury Notes	1.500	11/30/28		55	46,960
U.S. Treasury Notes	1.750	03/15/25		640	601,250
U.S. Treasury Notes	1.875	02/15/32		2,385	1,984,767
U.S. Treasury Notes	2.875	04/30/29		895	826,477
U.S. Treasury Notes	2.875	05/15/32		4,035	3,657,980
U.S. Treasury Strips Coupon	1.872(s)	05/15/31		85	59,470
U.S. Treasury Strips Coupon	1.888(s)	08/15/29		345	258,386
U.S. Treasury Strips Coupon	2.089(s)	11/15/35		800	452,000
U.S. Treasury Strips Coupon	2.251(s)	08/15/40		800	357,781

TOTAL U.S. TREASURY OBLIGATIONS
(cost $14,231,070)					12,047,931

			Shares

COMMON STOCKS 0.2%

Spain 0.0%
Codere New Topco SA^
(original Cost $0; purchased 11/19/21)(f)				16,439	—

United States 0.2%
Chesapeake Energy Corp.				48,975	5,008,673

See Notes to Financial Statements.

PGIM Global Total Return Fund     65

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)
Chesapeake Energy Corp. Backstop Commitment	1,212	$123,951
Ferrellgas Partners LP (Class B Stock) (original cost $749,975; purchased 10/20/14)^(f)	2,731	569,523

		5,702,147

TOTAL COMMON STOCKS
(cost $850,995)		5,702,147

PREFERRED STOCK 0.0%

United States
Citigroup Capital XIII, 10.830%(c), 3 Month LIBOR + 6.370%,
Maturing 10/30/40
(cost $100,000)	4,000	109,800

TOTAL LONG-TERM INVESTMENTS
(cost $4,303,626,326)		3,310,912,162

SHORT-TERM INVESTMENTS 3.8%

AFFILIATED MUTUAL FUND 3.7%
PGIM Institutional Money Market Fund
(cost $123,107,181; includes $122,802,722 of cash collateral for securities on loan)(b)(wa)	123,230,879	123,119,971

OPTIONS PURCHASED*~ 0.1%
(cost $1,021,778)		4,624,119

TOTAL SHORT-TERM INVESTMENTS
(cost $124,128,959)		127,744,090

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 103.1%
(cost $4,427,755,285)		3,438,656,252

OPTIONS WRITTEN*~ (0.1)%
(premiums received $1,216,500)		(5,253,897)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 103.0%
(cost $4,426,538,785)		3,433,402,355
Liabilities in excess of other assets(z) (3.0)%		(98,450,171)

NET ASSETS 100.0%		$3,334,952,184

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

See Notes to Financial Statements.

66

CAD—Canadian Dollar
CHF—Swiss Franc
CLP—Chilean Peso
CNH—Chinese Renminbi
COP—Colombian Peso
CZK—Czech Koruna
DKK—Danish Krone
EUR—Euro
GBP—British Pound
HKD—Hong Kong Dollar
HUF—Hungarian Forint
IDR—Indonesian Rupiah
ILS—Israeli Shekel
ITL—Italian Lira
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
MYR—Malaysian Ringgit
NOK—Norwegian Krone
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PLN—Polish Zloty
RON—Romanian Leu
RUB—Russian Ruble
SAR—Saudi Arabian Riyal
SEK—Swedish Krona
SGD—Singapore Dollar
THB—Thai Baht
USD—US Dollar
ZAR—South African Rand
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A—Annual payment frequency for swaps
ABS—Asset-Backed Security
AID—Agency for International Development
BARC—Barclays Bank PLC
BBR—New Zealand Bank Bill Rate
BBSW—Australian Bank Bill Swap Reference Rate
BNP—BNP Paribas S.A.
BOA—Bank of America, N.A.
BUBOR—Budapest Interbank Offered Rate
CAC—French Stock Market Index
CDOR—Canadian Dollar Offered Rate
CDX—Credit Derivative Index
CIBOR—Copenhagen Interbank Offered Rate
CIGM—Citigroup Global Markets, Inc.
CITI—Citibank, N.A.
CLO—Collateralized Loan Obligation
CLOIS—Sinacofi Chile Interbank Rate Average
CPI—Consumer Price Index
CSI—Credit Suisse International
DB—Deutsche Bank AG

See Notes to Financial Statements.

PGIM Global Total Return Fund     67

Schedule of Investments (continued)

as of October 31, 2022

EMTN—Euro Medium Term Note
EURIBOR—Euro Interbank Offered Rate
EuroSTR—Euro Short-Term Rate
FHLMC—Federal Home Loan Mortgage Corporation
GMTN—Global Medium Term Note
GS—Goldman Sachs & Co. LLC
GSI—Goldman Sachs International
HICP—Harmonised Index of Consumer Prices
HSBC—HSBC Bank PLC
ICE—Intercontinental Exchange
IO—Interest Only (Principal amount represents notional)
iTraxx—International Credit Derivative Index
JIBAR—Johannesburg Interbank Agreed Rate
JPM—JPMorgan Chase Bank N.A.
JPS—J.P. Morgan Securities LLC
KLIBOR—Kuala Lumpur Interbank Offered Rate
KWCDC—Korean Won Certificate of Deposit
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
M—Monthly payment frequency for swaps
MASTR—Morgan Stanley Structured Asset Security
MPLE—Maple Bonds
MSI—Morgan Stanley & Co International PLC
MTN—Medium Term Note
NIBOR—Norwegian Interbank Offered Rate
OAT—Obligations Assimilables du Tresor
OTC—Over-the-counter
PIK—Payment-in-Kind
PJSC—Public Joint-Stock Company
PRIBOR—Prague Interbank Offered Rate
Q—Quarterly payment frequency for swaps
REMIC—Real Estate Mortgage Investment Conduit
S—Semiannual payment frequency for swaps
SAIBOR—Saudi Arabian Interbank Offered Rate
SARON—Swiss Average Rate Overnight
SCB—Standard Chartered Bank
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Index Average
SORA—Singapore Overnight Rate Average
STRIPs—Separate Trading of Registered Interest and Principal of Securities
T—Swap payment upon termination
TD—The Toronto-Dominion Bank
TELBOR—Tel Aviv Interbank Offered Rate
THBFIX—Thai Baht Interest Rate Fixing
THOR—Thai Overnight Repurchase Rate
TONAR—Tokyo Overnight Average Rate
UAG—UBS AG
UBS—UBS Securities LLC
WIBOR—Warsaw Interbank Offered Rate
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.

See Notes to Financial Statements.

68

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $33,209,896 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $115,566,234; cash collateral of $122,802,722 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $4,809,747. The aggregate value of $3,726,940 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(jj)	Represents original contract currency denomination, settlement to occur in Euro currency.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swap, 05/21/25	Call	DB	05/17/23	2.05%	2.05%(A)	3 Month SAIBOR(Q)/ 5.599%	SAR 304,125	$41
2- Year Interest Rate Swap, 05/21/25	Put	DB	05/17/23	2.05%	3 Month SAIBOR(Q)/ 5.599%	2.05%(A)	SAR 304,125	4,624,078

Total Options Purchased (cost $1,021,778)								$4,624,119

See Notes to Financial Statements.

PGIM Global Total Return Fund     69

Schedule of Investments (continued)

as of October 31, 2022

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swap, 05/19/25	Call	DB	05/17/23	1.13%	3 Month LIBOR(Q)/ 4.460%	1.13%(S)	81,100	$(6,612)
2- Year Interest Rate Swap, 05/19/25	Put	DB	05/17/23	1.13%	1.13%(S)	3 Month LIBOR(Q)/ 4.460%	81,100	(5,245,259)
GS_21-PJ2A††^	Put	GSI	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	36,100	(698)
GS_21-PJA††^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	69,580	(1,328)

Total Options Written (premiums received $1,216,500)								$(5,253,897)

††	The value of the contracts, GS_21-PJA and GS_21-PJ2A, is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Futures contracts outstanding at October 31, 2022:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
17	30 Day Federal Funds	Nov. 2022	$6,815,952	$1,214
2,105	2 Year U.S. Treasury Notes	Dec. 2022	430,225,819	(5,377,981)
1,012	5 Year U.S. Treasury Notes	Dec. 2022	107,872,875	(2,202,299)
1,202	20 Year U.S. Treasury Bonds	Dec. 2022	144,841,000	(19,678,160)
865	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	110,422,656	(17,784,555)
1,805	Japanese Yen Currency	Dec. 2022	152,657,875	(5,461,786)

				(50,503,567)

Short Positions:
1,303	5 Year Euro-Bobl	Dec. 2022	154,097,832	4,109,552
72	10 Year Canadian Government Bonds	Dec. 2022	6,502,118	160,572
1,171	10 Year Euro-Bund	Dec. 2022	160,208,409	7,956,896
598	10 Year U.K. Gilt	Dec. 2022	70,039,365	5,378,890
3	10 Year U.S. Treasury Notes	Dec. 2022	331,781	(1,363)
579	10 Year U.S. Ultra Treasury Notes	Dec. 2022	67,154,956	5,826,103
46	30 Year Euro Buxl	Dec. 2022	6,556,169	673,675
1,993	British Pound Currency	Dec. 2022	143,072,488	(4,985,181)
473	Euro Currency	Dec. 2022	58,672,694	773,220
2,560	Euro Schatz Index	Dec. 2022	270,536,995	2,329,269

				22,221,633

				$(28,281,934)

See Notes to Financial Statements.

70

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BOA	AUD	377	$238,048	$241,810	$3,762	$—
Expiring 01/19/23	HSBC	AUD	12,815	8,048,247	8,219,452	171,205	—
Expiring 10/31/23	JPM	AUD	4,867	3,379,499	3,144,228	—	(235,271)
Brazilian Real,
Expiring 11/03/22	CITI	BRL	19,054	3,558,907	3,686,072	127,165	—
British Pound,
Expiring 01/19/23	MSI	GBP	1,203	1,384,038	1,383,780	—	(258)
Expiring 01/19/23	MSI	GBP	1,000	1,112,882	1,150,017	37,135	—
Expiring 01/19/23	MSI	GBP	691	795,191	794,932	—	(259)
Expiring 01/19/23	UAG	GBP	713	828,981	819,944	—	(9,037)
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	45,944	33,290,333	33,761,048	470,715	—
Expiring 01/19/23	MSI	CAD	10,338	7,483,239	7,596,459	113,220	—
Chilean Peso,
Expiring 12/21/22	UAG	CLP	2,240,117	2,470,000	2,353,473	—	(116,527)
Chinese Renminbi,
Expiring 11/23/22	BARC	CNH	1,076,931	158,986,177	146,986,468	—	(11,999,709)
Expiring 11/23/22	JPM	CNH	353,761	52,308,319	48,283,618	—	(4,024,701)
Expiring 11/23/22	TD	CNH	2,013	280,835	274,747	—	(6,088)
Czech Koruna,
Expiring 01/19/23	GSI	CZK	150,941	5,933,730	6,065,021	131,291	—
Danish Krone,
Expiring 01/19/23	BARC	DKK	36,411	4,796,317	4,867,464	71,147	—
Euro,
Expiring 01/19/23	BOA	EUR	3,500	3,435,236	3,482,323	47,087	—
Expiring 01/19/23	BOA	EUR	1,374	1,375,522	1,367,126	—	(8,396)
Expiring 01/19/23	DB	EUR	3,137	3,145,656	3,120,750	—	(24,906)
Expiring 01/19/23	JPM	EUR	6,480	6,387,394	6,447,271	59,877	—
Expiring 01/19/23	MSI	EUR	4,527	4,489,783	4,504,194	14,411	—
Expiring 01/19/23	TD	EUR	3,161	3,120,873	3,144,714	23,841	—
Expiring 01/19/23	TD	EUR	2,454	2,432,125	2,441,353	9,228	—
Expiring 01/19/23	UAG	EUR	6,343	6,366,321	6,310,974	—	(55,347)
Expiring 01/19/23	UAG	EUR	2,874	2,884,498	2,859,458	—	(25,040)
Expiring 01/19/23	UAG	EUR	790	784,871	786,251	1,380	—
Hong Kong Dollar,
Expiring 11/23/22	JPM	HKD	27,015	3,448,038	3,443,151	—	(4,887)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	1,764,469	4,070,286	4,196,232	125,946	—
Expiring 01/19/23	MSI	HUF	3,148,099	7,167,690	7,421,984	254,294	—
Expiring 01/19/23	MSI	HUF	2,522,187	5,522,634	5,946,328	423,694	—
Indonesian Rupiah,
Expiring 12/21/22	HSBC	IDR	211,537,033	13,567,024	13,514,209	—	(52,815)

See Notes to Financial Statements.

PGIM Global Total Return Fund     71

Schedule of Investments (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 12/21/22	CITI	ILS	17,431	$5,113,367	$4,954,575	$—	$(158,792)
Japanese Yen,
Expiring 01/19/23	BOA	JPY	1,225,640	8,448,202	8,331,640	—	(116,562)
Expiring 01/19/23	DB	JPY	250,260	1,716,934	1,701,215	—	(15,719)
Expiring 01/19/23	HSBC	JPY	20,861,205	143,586,080	141,810,052	—	(1,776,028)
Expiring 01/19/23	JPM	JPY	698,859	4,775,999	4,750,693	—	(25,306)
Expiring 10/31/23	BARC	JPY	525,393	5,512,000	3,725,366	—	(1,786,634)
Expiring 10/31/23	BARC	JPY	406,236	4,196,000	2,880,467	—	(1,315,533)
Expiring 10/31/23	DB	JPY	511,039	5,353,999	3,623,589	—	(1,730,410)
Expiring 10/31/23	GSI	JPY	1,254,996	12,881,000	8,898,711	—	(3,982,289)
Expiring 10/31/23	MSI	JPY	1,637,975	15,824,364	11,614,272	—	(4,210,092)
Malaysian Ringgit,
Expiring 12/21/22	BARC	MYR	51,967	11,567,602	10,994,578	—	(573,024)
Mexican Peso,
Expiring 12/21/22	HSBC	MXN	105,868	5,166,439	5,294,373	127,934	—
Expiring 04/28/23	JPM	MXN	110,648	4,577,425	5,400,927	823,502	—
Expiring 04/28/23	MSI	MXN	352,530	14,859,000	17,207,639	2,348,639	—
New Zealand Dollar,
Expiring 01/19/23	BARC	NZD	13,003	7,265,776	7,569,271	303,495	—
Norwegian Krone,
Expiring 01/19/23	BOA	NOK	108,163	10,103,277	10,433,492	330,215	—
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	10,442	2,600,000	2,605,399	5,399	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	92,083	18,082,404	19,001,114	918,710	—
Romanian Leu,
Expiring 01/19/23	JPM	RON	11,029	2,144,331	2,202,685	58,354	—
Singapore Dollar,
Expiring 12/21/22	BNP	SGD	8,812	6,263,769	6,226,850	—	(36,919)
South Korean Won,
Expiring 12/21/22	JPM	KRW	67,712,470	49,066,651	47,488,980	—	(1,577,671)
Swiss Franc,
Expiring 01/19/23	CITI	CHF	2,090	2,122,148	2,107,926	—	(14,222)
Thai Baht,
Expiring 12/21/22	CITI	THB	326,660	8,956,952	8,623,017	—	(333,935)

				$703,276,413	$676,061,682	7,001,646	(34,216,377)

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BOA	AUD	3,091	$1,981,596	$1,982,599	$—	$(1,003)
Brazilian Real,
Expiring 11/03/22	CITI	BRL	19,054	3,694,358	3,686,073	8,285	—
Expiring 12/02/22	CITI	BRL	19,054	3,536,450	3,662,275	—	(125,825)
British Pound,
Expiring 01/19/23	MSI	GBP	88,618	100,879,544	101,912,118	—	(1,032,574)
Canadian Dollar,
Expiring 01/19/23	BOA	CAD	3,138	2,302,772	2,305,751	—	(2,979)
Chinese Renminbi,
Expiring 11/23/22	BOA	CNH	49,276	6,915,458	6,725,490	189,968	—
Expiring 11/23/22	BOA	CNH	19,866	2,713,501	2,711,470	2,031	—
Expiring 11/23/22	HSBC	CNH	32,636	4,662,526	4,454,436	208,090	—
Expiring 11/23/22	MSI	CNH	28,896	4,014,445	3,943,949	70,496	—
Expiring 11/23/22	TD	CNH	26,760	3,891,635	3,652,320	239,315	—
Euro,
Expiring 01/19/23	BNP	EUR	144,710	142,124,605	143,978,964	—	(1,854,359)
Expiring 01/19/23	BOA	EUR	7,516	7,477,613	7,478,493	—	(880)
Expiring 01/19/23	BOA	EUR	6,804	6,820,053	6,769,490	50,563	—
Expiring 01/19/23	CITI	EUR	10,387	10,300,411	10,334,256	—	(33,845)
Expiring 01/19/23	SCB	EUR	98,909	96,275,466	98,409,865	—	(2,134,399)
Hong Kong Dollar,
Expiring 11/23/22	JPM	HKD	49,067	6,267,670	6,253,724	13,946	—
Indonesian Rupiah,
Expiring 12/21/22	BARC	IDR	38,136,992	2,432,051	2,436,411	—	(4,360)
Expiring 12/21/22	SCB	IDR	59,216,931	3,952,011	3,783,120	168,891	—
Japanese Yen,
Expiring 01/19/23	SCB	JPY	968,595	6,707,076	6,584,301	122,775	—
Expiring 01/19/23	TD	JPY	809,608	5,494,206	5,503,540	—	(9,334)
Expiring 10/31/23	CITI	JPY	628,883	6,526,054	4,459,178	2,066,876	—
Expiring 10/31/23	CITI	JPY	115,153	1,102,894	816,508	286,386	—
Expiring 10/31/23	GSI	JPY	1,532,531	13,803,651	10,866,610	2,937,041	—
Expiring 10/31/23	MSI	JPY	2,309,705	20,805,025	16,377,264	4,427,761	—
Mexican Peso,
Expiring 04/28/23	MSI	MXN	463,178	20,111,923	22,608,566	—	(2,496,643)
Peruvian Nuevo Sol,
Expiring 12/21/22	BNP	PEN	61,356	15,591,278	15,309,704	281,574	—
South African Rand,
Expiring 12/21/22	MSI	ZAR	45,645	2,613,246	2,475,065	138,181	—
South Korean Won,
Expiring 12/21/22	BNP	KRW	3,402,376	2,370,994	2,386,198	—	(15,204)
Expiring 12/21/22	MSI	KRW	4,813,851	3,394,248	3,376,112	18,136	—

See Notes to Financial Statements.

PGIM Global Total Return Fund     73

Schedule of Investments (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc,
Expiring 01/19/23	BOA	CHF	2,083	$2,101,785	$2,101,202	$583	$—

				$510,864,545	$507,345,052	11,230,898	(7,711,405)

						$18,232,544	$(41,927,782)

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
10/31/23	Buy	AUD	8,947	JPY	599,449	$1,529,560	$—	DB
10/31/23	Buy	JPY	277,535	AUD	3,979	—	(602,654)	GSI
10/31/23	Buy	JPY	671,731	AUD	9,835	—	(1,590,713)	MSI

						$1,529,560	$(2,193,367)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Arab Republic of Egypt (D01)	12/20/27	1.000%(Q)	2,000	$658,332	$54	$658,278	MSI
Emirate of Abu Dhabi (D01)	12/20/27	1.000%(Q)	2,000	(38,830)	54	(38,884)	MSI
Federation of Malaysia (D01)	12/20/27	1.000%(Q)	3,000	6,588	82	6,506	MSI
Federative Republic of Brazil (D01)	12/20/27	1.000%(Q)	12,000	897,134	326	896,808	MSI
Kingdom of Saudi Arabia (D01)	12/20/27	1.000%(Q)	2,000	(30,247)	54	(30,301)	MSI
People’s Republic of China (D01)	12/20/27	1.000%(Q)	12,000	111,444	326	111,118	MSI
Republic of Argentina (D01)	12/20/27	1.000%(Q)	2,000	1,569,466	54	1,569,412	MSI
Republic of Chile (D01)	12/20/27	1.000%(Q)	3,000	67,401	82	67,319	MSI
Republic of Colombia (D01)	12/20/27	1.000%(Q)	6,000	631,077	163	630,914	MSI
Republic of Indonesia (D01)	12/20/27	1.000%(Q)	10,000	157,519	272	157,247	MSI
Republic of Panama (D01)	12/20/27	1.000%(Q)	2,000	54,606	54	54,552	MSI
Republic of Peru (D01)	12/20/27	1.000%(Q)	3,000	70,246	82	70,164	MSI
Republic of Philippines (D01)	12/20/27	1.000%(Q)	2,000	21,572	54	21,518	MSI
Republic of South Africa (D01)	12/20/27	1.000%(Q)	11,000	936,177	299	935,878	MSI
Republic of Turkey (D01)	12/20/27	1.000%(Q)	12,000	2,528,482	326	2,528,156	MSI

See Notes to Financial Statements.

74

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
State of Qatar (D01)	12/20/27	1.000%(Q)	2,000	$(38,991)	$54	$(39,045)	MSI
Sultanate of Oman (D01)	12/20/27	1.000%(Q)	2,000	115,656	54	115,602	MSI
United Mexican States (D01)	12/20/27	1.000%(Q)	12,000	318,899	326	318,573	MSI
Arab Republic of Egypt (D02)	12/20/27	1.000%(Q)	4,000	1,316,665	327	1,316,338	MSI
Emirate of Abu Dhabi (D02)	12/20/27	1.000%(Q)	4,000	(77,659)	327	(77,986)	MSI
Federation of Malaysia (D02)	12/20/27	1.000%(Q)	6,000	13,175	490	12,685	MSI
Federative Republic of Brazil (D02)	12/20/27	1.000%(Q)	24,000	1,794,269	1,959	1,792,310	MSI
Kingdom of Saudi Arabia (D02)	12/20/27	1.000%(Q)	4,000	(60,493)	327	(60,820)	MSI
People’s Republic of China (D02)	12/20/27	1.000%(Q)	24,000	222,888	1,959	220,929	MSI
Republic of Argentina (D02)	12/20/27	1.000%(Q)	4,000	3,138,933	327	3,138,606	MSI
Republic of Chile (D02)	12/20/27	1.000%(Q)	6,000	134,802	490	134,312	MSI
Republic of Colombia (D02)	12/20/27	1.000%(Q)	12,000	1,262,154	980	1,261,174	MSI
Republic of Indonesia (D02)	12/20/27	1.000%(Q)	20,000	315,038	1,633	313,405	MSI
Republic of Panama (D02)	12/20/27	1.000%(Q)	4,000	109,214	327	108,887	MSI
Republic of Peru (D02)	12/20/27	1.000%(Q)	6,000	140,491	490	140,001	MSI
Republic of Philippines (D02)	12/20/27	1.000%(Q)	4,000	43,145	327	42,818	MSI
Republic of South Africa (D02)	12/20/27	1.000%(Q)	22,000	1,872,355	1,796	1,870,559	MSI
Republic of Turkey (D02)	12/20/27	1.000%(Q)	24,000	5,056,964	1,959	5,055,005	MSI
State of Qatar (D02)	12/20/27	1.000%(Q)	4,000	(77,981)	327	(78,308)	MSI
Sultanate of Oman (D02)	12/20/27	1.000%(Q)	4,000	231,314	327	230,987	MSI
United Mexican States (D02)	12/20/27	1.000%(Q)	24,000	637,798	1,959	635,839	MSI
Arab Republic of Egypt (D03)	12/20/27	1.000%(Q)	500	164,583	54	164,529	MSI
Emirate of Abu Dhabi (D03)	12/20/27	1.000%(Q)	500	(9,708)	54	(9,762)	MSI
Federation of Malaysia (D03)	12/20/27	1.000%(Q)	750	1,647	82	1,565	MSI
Federative Republic of Brazil (D03)	12/20/27	1.000%(Q)	3,000	224,284	327	223,957	MSI
Kingdom of Saudi Arabia (D03)	12/20/27	1.000%(Q)	500	(7,562)	54	(7,616)	MSI
People’s Republic of China (D03)	12/20/27	1.000%(Q)	3,000	27,861	327	27,534	MSI
Republic of Argentina (D03)	12/20/27	1.000%(Q)	500	392,366	54	392,312	MSI
Republic of Chile (D03)	12/20/27	1.000%(Q)	750	16,851	82	16,769	MSI
Republic of Colombia (D03)	12/20/27	1.000%(Q)	1,500	157,769	163	157,606	MSI
Republic of Indonesia (D03)	12/20/27	1.000%(Q)	2,500	39,379	272	39,107	MSI
Republic of Panama (D03)	12/20/27	1.000%(Q)	500	13,651	54	13,597	MSI
Republic of Peru (D03)	12/20/27	1.000%(Q)	750	17,562	82	17,480	MSI
Republic of Philippines (D03)	12/20/27	1.000%(Q)	500	5,393	54	5,339	MSI
Republic of South Africa (D03)	12/20/27	1.000%(Q)	2,750	234,044	299	233,745	MSI
Republic of Turkey (D03)	12/20/27	1.000%(Q)	3,000	632,121	327	631,794	MSI
State of Qatar (D03)	12/20/27	1.000%(Q)	500	(9,748)	54	(9,802)	MSI

See Notes to Financial Statements.

PGIM Global Total Return Fund     75

Schedule of Investments (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Sultanate of Oman (D03)	12/20/27	1.000%(Q)	500	$28,914	$54	$28,860	MSI
United Mexican States (D03)	12/20/27	1.000%(Q)	3,000	79,725	327	79,398	MSI

				$26,118,735	$21,767	$26,096,968

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Emirate of Abu Dhabi (D04)	12/20/26	1.000%(Q)	1,000	0.513%	$19,572	$(1,897)	$21,469	BOA
Federation of Malaysia (D04)	12/20/26	1.000%(Q)	2,000	0.881%	11,266	(3,793)	15,059	BOA
Federative Republic of Brazil (D04)	12/20/26	1.000%(Q)	6,000	2.297%	(277,122)	(11,380)	(265,742)	BOA
Kingdom of Saudi Arabia (D04)	12/20/26	1.000%(Q)	1,000	0.613%	15,761	(1,897)	17,658	BOA
People’s Republic of China (D04)	12/20/26	1.000%(Q)	6,000	1.033%	(356)	(11,380)	11,024	BOA
Republic of Argentina (D04)	12/20/26	1.000%(Q)	1,000	49.186%	(767,173)	(1,897)	(765,276)	BOA
Republic of Chile (D04)	12/20/26	1.000%(Q)	1,000	1.294%	(9,749)	(1,897)	(7,852)	BOA
Republic of Colombia (D04)	12/20/26	1.000%(Q)	2,500	3.119%	(185,976)	(4,742)	(181,234)	BOA
Republic of Indonesia (D04)	12/20/26	1.000%(Q)	4,500	1.121%	(15,028)	(8,535)	(6,493)	BOA
Republic of Panama (D04)	12/20/26	1.000%(Q)	1,000	1.397%	(13,558)	(1,897)	(11,661)	BOA
Republic of Peru (D04)	12/20/26	1.000%(Q)	1,000	1.300%	(9,991)	(1,897)	(8,094)	BOA
Republic of Philippines (D04)	12/20/26	1.000%(Q)	1,000	1.026%	208	(1,897)	2,105	BOA
Republic of South Africa (D04)	12/20/26	1.000%(Q)	5,500	2.638%	(318,658)	(10,432)	(308,226)	BOA

See Notes to Financial Statements.

76

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Turkey (D04)	12/20/26	1.000%(Q)	6,000	6.465%	$(1,060,195)	$(11,380)	$(1,048,815)	BOA
State of Qatar (D04)	12/20/26	1.000%(Q)	1,000	0.512%	19,600	(1,897)	21,497	BOA
United Mexican States (D04)	12/20/26	1.000%(Q)	5,500	1.342%	(63,362)	(10,432)	(52,930)	BOA

					$(2,654,761)	$(87,250)	$(2,567,511)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)**:
CDX.EM.36.V1 (D04)	12/20/26	1.000	%(Q)	46,000	$2,710,629	$47,491	$2,663,138	BOA

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Sell Protection(2)**:
CDX.EM.38.V1 (D01)	12/20/27	1.000%(Q)	100,000	2.960%	$(8,170,067)	$(12,504)	$(8,157,563)	MSI
CDX.EM.38.V1 (D02)	12/20/27	1.000%(Q)	200,000	2.960%	(16,340,136)	(35,920)	(16,304,216)	MSI
CDX.EM.38.V1 (D03)	12/20/27	1.000%(Q)	25,000	2.960%	(2,042,517)	(5,173)	(2,037,344)	MSI

					$(26,552,720)	$(53,597)	$(26,499,123)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D04).

See Notes to Financial Statements.

PGIM Global Total Return Fund     77

Schedule of Investments (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	11/14/22	0.500%(M)	14,466	0.500%	$9,834	$(280)	$10,114	GSI
GS_21-PJA	11/14/22	0.250%(M)	27,882	*	9,478	(270)	9,748	GSI

					$19,312	$(550)	$19,862

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):

Ryder System, Inc.	06/20/25	1.000%(Q)	9,540	$99,182	$56,885	$(42,297)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Central Bank of Tunisia	12/20/22	1.000%(Q)	700	$6,033	$1,934	$4,099	BARC
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	EUR 2,640	81,962	137,623	(55,661)	DB
Gazprom PAO	03/20/23	1.000%(Q)	11,080	2,139,898	2,348,570	(208,672)	BARC
Gazprom PAO	12/20/23	1.000%(Q)	1,410	473,559	311,447	162,112	CITI
Gazprom PAO	06/20/24	1.000%(Q)	723	254,676	236,871	17,805	HSBC
Gazprom PAO	06/20/25	1.000%(Q)	EUR 2,000	771,670	12,823	758,847	BARC
Gazprom PAO	12/20/25	1.000%(Q)	2,000	792,078	842,531	(50,453)	GSI
Gazprom PAO	06/20/26	1.000%(Q)	4,400	1,766,588	2,239,948	(473,360)	HSBC
Gazprom PAO	06/20/27	1.000%(Q)	8,650	3,555,150	4,552,348	(997,198)	HSBC
Gazprom PAO	06/20/27	1.000%(Q)	1,000	411,000	367,446	43,554	HSBC
Gazprom PAO	06/20/27	1.000%(Q)	600	246,600	366,281	(119,681)	JPM
Gazprom PAO	12/20/27	1.000%(Q)	3,300	1,369,841	1,658,689	(288,848)	JPM
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	5,000	(28,269)	29,268	(57,537)	GSI
Marriott International, Inc.	06/20/25	1.000%(Q)	875	(10,188)	21,432	(31,620)	MSI
Republic of South Africa	06/20/26	1.000%(Q)	1,000	46,671	28,876	17,795	GSI
Safeway, Inc.	03/20/23	5.000%(Q)	5,000	(119,103)	(82,365)	(36,738)	BNP
Sasol Ltd.	12/20/22	1.000%(Q)	800	1,382	4,460	(3,078)	BARC

				$11,759,548	$13,078,182	$(1,318,634)

See Notes to Financial Statements.

78

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
American International Group, Inc.	06/20/26	1.000%(Q)		3,260	0.766%	$29,260	$35,682	$(6,422)	BOA
Barclays PLC	12/20/26	1.000%(Q)	EUR	3,000	1.316%	(32,312)	26,021	(58,333)	CITI
BNP Paribas S.A.	06/20/23	1.000%(Q)	EUR	5,000	0.344%	26,418	39,031	(12,613)	BARC
Comision Federal de Electricidad	12/20/22	1.000%(Q)		3,925	2.095%	(1,321)	2,661	(3,982)	CITI
DP World PLC	12/20/24	1.000%(Q)		2,000	0.854%	8,250	4,016	4,234	BARC
Electricite de France S.A.	12/20/22	1.000%(Q)	EUR	8,470	0.674%	13,540	16,677	(3,137)	GSI
Emirate of Dubai	12/20/24	1.000%(Q)		1,000	0.662%	8,046	1,614	6,432	CITI
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)		3,000	3.955%	(92,706)	(131,558)	38,852	DB
Gazprom PAO	12/20/26	1.000%(Q)		8,600	21.196%	(3,498,038)	(4,478,572)	980,534	HSBC
Generalitat de Cataluna	12/20/22	1.000%(Q)		2,960	*	6,891	(15,548)	22,439	CITI
Generalitat de Cataluna	12/20/25	1.000%(Q)		4,900	*	68,407	(29,343)	97,750	DB
Halliburton Co.	12/20/26	1.000%(Q)		4,240	0.712%	50,818	33,631	17,187	GSI
Hellenic Republic	12/20/22	1.000%(Q)		500	0.392%	1,002	(1,746)	2,748	CITI
Hellenic Republic	06/20/23	1.000%(Q)		300	0.413%	1,460	(4,309)	5,769	CITI
Hellenic Republic	06/20/24	1.000%(Q)		1,000	0.799%	4,336	(66,581)	70,917	BARC
Hellenic Republic	06/20/29	1.000%(Q)		5,400	2.043%	(299,471)	(48,542)	(250,929)	BARC
Hellenic Republic	12/20/29	1.000%(Q)	EUR	5,000	1.707%	(208,499)	15,125	(223,624)	CITI
Hellenic Republic	12/20/31	1.000%(Q)		6,000	2.265%	(511,059)	(163,165)	(347,894)	CITI
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)		34,770	0.064%	51,019	21,951	29,068	BOA
Israel Electric Corp. Ltd.	12/20/24	1.000%(Q)		1,000	0.967%	1,836	5,493	(3,657)	BARC
Japan Govt.	06/20/28	1.000%(Q)		15,000	0.335%	518,072	590,166	(72,094)	CITI

See Notes to Financial Statements.

PGIM Global Total Return Fund     79

Schedule of Investments (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Kingdom of Spain	06/20/24	1.000%(Q)	700	0.180%	$9,928	$(7,820)	$17,748	MSI
Kingdom of Spain	06/20/25	1.000%(Q)	9,940	0.352%	172,079	(50,421)	222,500	BOA
Kingdom of Spain	06/20/25	1.000%(Q)	7,500	0.352%	129,837	(47,099)	176,936	JPM
Kingdom of Spain	06/20/25	1.000%(Q)	1,645	0.352%	28,478	11,367	17,111	BARC
People’s Republic of China	12/20/24	1.000%(Q)	1,000	0.622%	8,857	9,037	(180)	CITI
Republic of Colombia	06/20/23	1.000%(Q)	5,000	1.331%	(4,577)	(1,608)	(2,969)	GSI
Republic of Colombia	12/20/26	1.000%(Q)	1,000	3.119%	(74,390)	(48,280)	(26,110)	CITI
Republic of Estonia	12/20/26	1.000%(Q)	3,150	0.973%	6,853	24,688	(17,835)	JPM
Republic of Finland	06/20/27	0.250%(Q)	2,000	0.279%	(1,872)	7,827	(9,699)	BOA
Republic of Indonesia	06/20/23	1.000%(Q)	13,885	0.331%	74,782	(12,664)	87,446	CITI
Republic of Ireland	12/20/26	1.000%(Q)	2,000	0.244%	59,783	2,698	57,085	GSI
Republic of Ireland	06/20/27	1.000%(Q)	2,800	0.266%	89,791	39,501	50,290	MSI
Republic of Italy	06/20/23	1.000%(Q)	18,300	0.420%	88,191	(151,886)	240,077	BOA
Republic of Italy	06/20/23	1.000%(Q)	4,000	0.420%	19,277	—	19,277	MSI
Republic of Italy	06/20/24	1.000%(Q)	6,000	0.730%	32,597	(101,968)	134,565	BOA
Republic of Italy	06/20/24	1.000%(Q)	900	0.297%	11,071	(15,659)	26,730	DB
Republic of Italy	06/20/26	1.000%(Q)	4,200	1.170%	(18,727)	(119,381)	100,654	BOA
Republic of Kazakhstan	06/20/23	1.000%(Q)	7,695	0.942%	11,792	—	11,792	CITI
Republic of Panama	12/20/26	1.000%(Q)	4,200	1.397%	(56,941)	10,006	(66,947)	CITI
Republic of Poland	06/20/24	1.000%(Q)	6,615	1.201%	(13,153)	8,412	(21,565)	BNP
Republic of Serbia	12/20/25	5.000%(Q)	4,500	2.841%	300,095	554,720	(254,625)	CITI
Republic of Serbia	12/20/25	1.000%(Q)	1,000	2.841%	(50,743)	(914)	(49,829)	BNP

See Notes to Financial Statements.

80

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Slovenia	06/20/24	1.000%(Q)		900	0.294%	$11,120	$(21,471)	$32,591	HSBC
Republic of South Africa	06/20/23	1.000%(Q)		5,000	1.154%	997	(18,070)	19,067	DB
Republic of South Africa	12/20/23	1.000%(Q)		3,000	1.413%	(10,191)	(38,922)	28,731	BOA
Republic of South Africa	06/20/31	1.000%(Q)		3,000	3.717%	(504,937)	(329,331)	(175,606)	MSI
State of Illinois	12/20/22	1.000%(Q)		2,725	0.659%	4,456	(3,897)	8,353	CITI
State of Illinois	12/20/24	1.000%(Q)		2,800	0.753%	17,119	(71,919)	89,038	GSI
State of Illinois	06/20/28	1.000%(Q)		1,000	1.290%	(12,127)	(70,055)	57,928	CITI
State of Qatar	12/20/26	1.000%(Q)		4,000	0.512%	78,402	91,398	(12,996)	CITI
UBS Group AG	12/20/24	1.000%(Q)	EUR	8,600	1.028%	5,026	72,980	(67,954)	BOA
United Kingdom of Great Britain and Northern Ireland	12/20/27	1.000%(Q)		1,000	0.298%	33,571	22,885	10,686	DB
United Mexican States	12/20/26	1.000%(Q)		4,000	1.342%	(46,082)	3,912	(49,994)	GSI
Verizon Communications, Inc.	06/20/26	1.000%(Q)		9,960	1.164%	(42,103)	151,932	(194,035)	GSI

						$(3,495,792)	$(4,247,298)	$751,506

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Global Total Return Fund     81

Schedule of Investments (continued)

as of October 31, 2022

amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreements:
CNH	10,000	2.350%(Q)	1,564	1 Day SOFR(Q)/3.050%	SCB	01/10/27	$(212,529)	$—	$(212,529)
IDR	50,000,000	8.220%(S)	3,454	6 Month LIBOR(S)/4.916%	CITI	11/29/23	(133,159)	—	(133,159)
PEN	32,632	3.420%(S)	8,000	6 Month LIBOR(S)/4.916%	MSI	08/12/24	(83,056)	—	(83,056)

							$(428,744)	$—	$(428,744)

See Notes to Financial Statements.

82

Inflation swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
				France CPI ex Tobacco
EUR	14,000	05/15/23	1.485%(T)	Household(1)(T)	$—	$705,520	$705,520
				Eurostat Eurozone HICP
EUR	14,000	05/15/23	1.510%(T)	ex Tobacco(2)(T)	—	(1,578,825)	(1,578,825)

					$—	$(873,305)	$(873,305)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	10,000	07/10/33	2.987%(S)	6 Month BBSW(2)(S)/3.665%	$116,957	$(868,798)	$(985,755)
AUD	10,000	03/26/36	2.101%(S)	6 Month BBSW(2)(S)/3.665%	—	(1,675,039)	(1,675,039)
CAD	51,805	04/03/25	0.970%(S)	3 Month CDOR(2)(S)/4.563%	83,036	(2,946,871)	(3,029,907)
CAD	25,000	05/01/25	0.758%(S)	3 Month CDOR(2)(S)/4.563%	(59)	(1,684,964)	(1,684,905)
CAD	8,000	12/03/48	2.800%(S)	3 Month CDOR(2)(S)/4.563%	172,255	(891,641)	(1,063,896)
CHF	14,500	01/31/29	0.260%(A)	1 Day SARON(2)(S)/0.471%	(60,993)	(1,345,505)	(1,284,512)
CHF	800	10/17/31	0.033%(A)	1 Day SARON(2)(S)/0.471%	(727)	(131,003)	(130,276)
CHF	4,000	11/05/31	0.125%(A)	1 Day SARON(2)(A)/0.471%	—	(579,440)	(579,440)
CHF	700	04/03/33	0.687%(A)	1 Day SARON(2)(S)/0.471%	(4,028)	(89,824)	(85,796)
CLP	634,000	02/11/30	3.085%(S)	1 Day CLOIS(2)(S)/11.250%	—	(143,903)	(143,903)

See Notes to Financial Statements.

PGIM Global Total Return Fund     83

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CLP	800,000	07/13/30	2.030%(S)	1 Day CLOIS(2)(S)/11.250%	$—	$(249,618)	$(249,618)
CNH	78,000	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(40)	175,282	175,322
CNH	76,000	10/09/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(14)	163,903	163,917
CNH	98,660	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(136)	325,378	325,514
CNH	92,700	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	166,771	166,771
CNH	330,000	02/05/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(54)	592,098	592,152
CNH	18,100	03/10/25	2.300%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(11)	12,232	12,243
CNH	25,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(3)	25,038	25,041
CNH	149,980	05/08/25	1.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(291)	(129,259)	(128,968)
CNH	80,785	06/01/25	1.973%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	27	(43,479)	(43,506)
CNH	118,700	07/02/25	2.330%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(46)	77,392	77,438

See Notes to Financial Statements.

84

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	161,860	07/13/25	2.653%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	$(115)	$290,271	$290,386
CNH	48,542	08/06/25	2.555%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(46)	81,623	81,669
CNH	129,600	09/01/25	2.735%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(95)	294,911	295,006
CNH	225,740	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	390	412,053	411,663
CNH	200,000	12/09/25	2.855%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	563,275	563,275
CNH	192,490	01/05/26	2.660%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(335)	362,862	363,197
CNH	40,000	03/03/26	2.840%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(79)	113,481	113,560
CNH	50,000	03/23/26	2.875%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	145,065	145,065
CNH	345,920	04/12/26	2.810%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(857)	882,297	883,154
CNH	6,300	12/22/26	2.460%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	5,219	5,219
CZK	250,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)/7.390%	—	(167,662)	(167,662)

See Notes to Financial Statements.

PGIM Global Total Return Fund     85

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	875,720	01/28/24	1.938%(A)	6 Month PRIBOR(2)(S)/7.390%	$—	$(2,445,415)	$(2,445,415)
DKK	13,600	05/04/25	0.825%(A)	6 Month CIBOR(2)(S)/2.443%	14	(91,751)	(91,765)
DKK	5,000	08/29/26	0.580%(A)	6 Month CIBOR(2)(S)/2.443%	15	(59,432)	(59,447)
DKK	1,300	10/21/26	0.673%(A)	6 Month CIBOR(2)(S)/2.443%	11	(15,849)	(15,860)
DKK	13,000	03/15/27	1.123%(A)	6 Month CIBOR(2)(S)/2.443%	—	(130,303)	(130,303)
DKK	1,865	06/22/27	0.987%(A)	6 Month CIBOR(2)(S)/2.443%	—	(22,002)	(22,002)
EUR	447,550	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(13,275,699)	(13,275,699)
EUR	229,995	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(14,523,787)	(14,523,787)
EUR	27,230	08/15/30	(0.191)%(A)	1 Day EuroSTR(2)(A)/0.648%	(11,551)	(5,472,898)	(5,461,347)
EUR	1,500	08/26/31	0.562%(A)	6 Month EURIBOR(2)(S)/2.130%	128	(276,407)	(276,535)
EUR	1,700	12/14/31	1.217%(A)	6 Month EURIBOR(2)(S)/2.130%	121	(219,552)	(219,673)
EUR	1,850	12/19/31	1.160%(A)	6 Month EURIBOR(2)(S)/2.130%	393	(249,877)	(250,270)
EUR	2,300	12/19/31	1.161%(A)	6 Month EURIBOR(2)(S)/2.130%	(10,217)	(310,457)	(300,240)
EUR	2,600	12/27/31	1.082%(A)	6 Month EURIBOR(2)(S)/2.130%	9,122	(369,861)	(378,983)

See Notes to Financial Statements.

86

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	6,400	02/23/32	1.180%(A)	6 Month EURIBOR(2)(S)/2.130%	$151	$(880,705)	$(880,856)
EUR	4,680	03/29/32	1.170%(A)	6 Month EURIBOR(2)(S)/2.130%	1,388	(673,401)	(674,789)
EUR	1,400	04/04/32	1.145%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(204,599)	(204,599)
EUR	2,000	04/10/32	1.105%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(299,780)	(299,780)
EUR	4,150	05/11/32	1.100%(A)	6 Month EURIBOR(2)(S)/2.130%	(76,784)	(627,188)	(550,404)
EUR	7,000	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)/2.130%	(50,301)	(1,268,918)	(1,218,617)
EUR	3,050	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(451,937)	(451,937)
EUR	14,225	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)/2.130%	(312,291)	(2,514,670)	(2,202,379)
EUR	365	05/11/39	1.100%(A)	1 Day EuroSTR(2)(A)/0.648%	(2,984)	(79,613)	(76,629)
EUR	12,485	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/2.130%	—	1,859,412	1,859,412
EUR	12,485	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/1.704%	—	(1,948,247)	(1,948,247)
EUR	30,272	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/2.130%	—	4,378,962	4,378,962
EUR	30,272	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/1.704%	—	(4,597,247)	(4,597,247)
EUR	8,450	02/17/42	0.536%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(2,879,849)	(2,879,849)

See Notes to Financial Statements.

PGIM Global Total Return Fund     87

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	17,040	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/2.130%	$—	$1,693,543	$1,693,543
EUR	17,040	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/1.704%	—	(1,795,230)	(1,795,230)
EUR	3,190	05/11/42	1.350%(A)	6 Month EURIBOR(2)(S)/2.130%	(159,101)	(705,421)	(546,320)
EUR	1,235	07/04/42	1.001%(A)	6 Month EURIBOR(2)(S)/2.130%	(121,735)	(340,082)	(218,347)
EUR	24,475	03/09/46	0.425%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(9,452,470)	(9,452,470)
EUR	2,500	11/08/46	0.275%(A)	1 Day EuroSTR(2)(A)/0.648%	—	(988,252)	(988,252)
EUR	9,135	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)/2.130%	602,693	(1,884,418)	(2,487,111)
GBP	75,995	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/2.184%	4,109,692	11,957,928	7,848,236
GBP	11,110	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/2.184%	1,143,915	2,150,118	1,006,203
GBP	10,590	05/08/32	1.150%(A)	1 Day SONIA(2)(A)/2.184%	(1,718,064)	(2,592,342)	(874,278)
GBP	7,500	05/08/37	1.200%(A)	1 Day SONIA(2)(A)/2.184%	(2,536,096)	(2,353,583)	182,513
GBP	18,500	05/08/42	1.250%(A)	1 Day SONIA(2)(A)/2.184%	105,679	(6,696,637)	(6,802,316)
GBP	13,725	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/2.184%	2,459,497	(5,374,945)	(7,834,442)
GBP	3,440	05/08/49	1.250%(A)	1 Day SONIA(2)(A)/2.184%	685,041	(1,415,317)	(2,100,358)

See Notes to Financial Statements.

88

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	3,540	09/03/50	0.328%(A)	1 Day SONIA(2)(A)/2.184%	$(33)	$(2,144,685)	$(2,144,652)
GBP	1,800	05/08/52	1.250%(A)	1 Day SONIA(2)(A)/2.184%	(238,917)	(775,901)	(536,984)
HUF	500,000	03/31/31	2.460%(A)	6 Month BUBOR(2)(S)/16.740%	—	(520,227)	(520,227)
ILS	40,440	04/16/28	0.928%(A)	3 Month TELBOR(2)(Q)/3.279%	(435)	(1,454,324)	(1,453,889)
JPY	3,276,010	12/20/24	0.126%(S)	1 Day TONAR(2)(S)/(0.062)%	(10,116)	(12,508)	(2,392)
JPY	950,000	01/15/25	0.000%(S)	1 Day TONAR(2)(S)/(0.062)%	677	(25,556)	(26,233)
JPY	9,000,000	03/02/26	0.029%(S)	1 Day TONAR(2)(S)/(0.062)%	17	(429,308)	(429,325)
JPY	5,000,000	06/02/26	0.009%(S)	1 Day TONAR(2)(S)/(0.062)%	37	(298,340)	(298,377)
JPY	2,000,000	01/04/27	(0.033)%(S)	1 Day TONAR(2)(S)/(0.062)%	3,580	(178,518)	(182,098)
JPY	2,100,000	05/06/27	0.020%(S)	1 Day TONAR(2)(S)/(0.062)%	52	(176,428)	(176,480)
JPY	1,800,000	11/12/28	0.011%(S)	1 Day TONAR(2)(S)/(0.062)%	69	(277,899)	(277,968)
JPY	135,000	02/20/29	1.260%(S)	1 Day TONAR(2)(S)/(0.062)%	(3,891)	50,502	54,393
JPY	2,500,000	03/22/29	0.068%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,695)	(371,144)	(369,449)
JPY	50,000	04/02/29	1.288%(S)	1 Day TONAR(2)(S)/(0.062)%	(897)	18,958	19,855

See Notes to Financial Statements.

PGIM Global Total Return Fund     89

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	100,000	08/18/29	1.070%(S)	1 Day TONAR(2)(S)/(0.062)%	$(2,502)	$29,806	$32,308
JPY	100,000	08/28/29	1.043%(S)	1 Day TONAR(2)(S)/(0.062)%	(2,150)	28,298	30,448
JPY	200,000	09/09/29	1.061%(S)	1 Day TONAR(2)(S)/(0.062)%	(3,983)	58,067	62,050
JPY	655,000	09/29/29	1.064%(S)	1 Day TONAR(2)(S)/(0.062)%	(10,175)	188,718	198,893
JPY	300,000	07/02/30	0.047%(S)	1 Day TONAR(2)(S)/(0.062)%	(204)	(69,181)	(68,977)
JPY	200,000	04/01/31	0.319%(S)	1 Day TONAR(2)(S)/(0.062)%	(868)	(24,844)	(23,976)
JPY	215,000	05/06/31	0.354%(S)	1 Day TONAR(2)(S)/(0.062)%	(486)	(21,344)	(20,858)
JPY	150,000	07/07/31	0.071%(S)	1 Day TONAR(2)(S)/(0.062)%	(224)	(42,024)	(41,800)
JPY	700,000	08/05/31	0.026%(S)	1 Day TONAR(2)(S)/(0.062)%	47	(218,600)	(218,647)
JPY	256,500	08/15/31	0.223%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,290)	(50,403)	(49,113)
JPY	130,000	08/30/31	0.217%(S)	1 Day TONAR(2)(S)/(0.062)%	(531)	(26,356)	(25,825)
JPY	120,000	09/08/31	0.316%(S)	1 Day TONAR(2)(S)/(0.062)%	(689)	(17,459)	(16,770)
JPY	190,000	09/21/31	0.328%(S)	1 Day TONAR(2)(S)/(0.062)%	(977)	(26,868)	(25,891)
JPY	350,000	10/14/31	0.270%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,044)	(63,021)	(61,977)

See Notes to Financial Statements.

90

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	200,000	04/06/32	0.484%(S)	1 Day TONAR(2)(S)/(0.062)%	$(1,271)	$(14,382)	$(13,111)
JPY	159,520	04/07/32	0.491%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,014)	(10,777)	(9,763)
JPY	1,200,000	05/19/32	0.023%(S)	1 Day TONAR(2)(S)/(0.062)%	(27)	(445,186)	(445,159)
JPY	800,000	05/29/32	0.016%(S)	1 Day TONAR(2)(S)/(0.062)%	(3)	(302,163)	(302,160)
JPY	140,000	06/07/32	0.451%(S)	1 Day TONAR(2)(S)/(0.062)%	—	(12,741)	(12,741)
JPY	71,000	09/21/32	0.463%(S)	1 Day TONAR(2)(S)/(0.062)%	(533)	(7,497)	(6,964)
JPY	160,000	11/14/32	2.390%(S)	1 Day TONAR(2)(S)/(0.062)%	—	184,872	184,872
JPY	900,000	01/04/38	0.757%(S)	1 Day TONAR(2)(S)/(0.062)%	(23,603)	(112,625)	(89,022)
JPY	800,000	03/28/38	0.656%(S)	1 Day TONAR(2)(S)/(0.062)%	(8,114)	(201,143)	(193,029)
JPY	675,000	04/06/38	0.655%(S)	1 Day TONAR(2)(S)/(0.062)%	(6,066)	(172,219)	(166,153)
JPY	1,815,000	04/18/38	0.675%(S)	1 Day TONAR(2)(S)/(0.062)%	(13,615)	(433,678)	(420,063)
JPY	600,000	08/10/38	0.822%(S)	1 Day TONAR(2)(S)/(0.062)%	(13,024)	(59,758)	(46,734)
JPY	2,430,385	12/03/38	0.600%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,302)	(835,040)	(833,738)
JPY	969,000	12/03/39	0.650%(S)	1 Day TONAR(2)(S)/(0.062)%	(565)	(346,403)	(345,838)

See Notes to Financial Statements.

PGIM Global Total Return Fund     91

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	166,000	05/09/43	0.820%(S)	1 Day TONAR(2)(S)/(0.062)%	$(867)	$(58,007)	$(57,140)
JPY	2,000,000	10/23/45	0.333%(S)	1 Day TONAR(2)(S)/(0.062)%	(6,482)	(2,382,347)	(2,375,865)
JPY	775,000	04/12/46	0.496%(S)	1 Day TONAR(2)(S)/(0.062)%	(4,811)	(767,047)	(762,236)
JPY	110,291	04/15/46	0.560%(S)	1 Day TONAR(2)(S)/(0.062)%	(721)	(99,037)	(98,316)
JPY	26,000	10/04/47	0.942%(S)	1 Day TONAR(2)(S)/(0.062)%	(357)	(10,519)	(10,162)
JPY	560,000	11/24/47	0.888%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,486)	(264,646)	(263,160)
JPY	500,000	05/29/50	0.186%(S)	1 Day TONAR(2)(S)/(0.062)%	(162)	(875,702)	(875,540)
JPY	500,000	08/26/50	0.334%(S)	1 Day TONAR(2)(S)/(0.062)%	(3,691)	(761,925)	(758,234)
JPY	1,000,000	12/16/50	0.338%(S)	1 Day TONAR(2)(S)/(0.062)%	(12,701)	(1,532,388)	(1,519,687)
JPY	1,200,000	02/08/51	0.467%(S)	1 Day TONAR(2)(S)/(0.062)%	(15,102)	(1,591,558)	(1,576,456)
JPY	1,650,000	03/30/51	0.520%(S)	1 Day TONAR(2)(S)/(0.062)%	(13,049)	(2,059,455)	(2,046,406)
KRW	18,824,000	08/06/25	0.830%(Q)	3 Month KWCDC(2)(Q)/3.960%	(15)	(1,233,412)	(1,233,397)
KRW	20,447,900	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)/3.960%	492,922	(1,552,469)	(2,045,391)
KRW	3,120,000	10/18/29	1.313%(Q)	3 Month KWCDC(2)(Q)/3.960%	9	(371,744)	(371,753)

See Notes to Financial Statements.

92

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
KRW	11,000,000	02/05/30	1.319%(Q)	3 Month KWCDC(2)(Q)/3.960%	$16	$(1,375,854)	$(1,375,870)
KRW	2,455,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)/3.960%	2	(338,866)	(338,868)
KRW	10,000,000	07/16/30	1.000%(Q)	3 Month KWCDC(2)(Q)/3.960%	(40)	(1,444,941)	(1,444,901)
KRW	5,000,000	01/05/31	1.258%(Q)	3 Month KWCDC(2)(Q)/3.960%	—	(693,116)	(693,116)
KRW	4,000,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/3.960%	—	(512,030)	(512,030)
NOK	36,000	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)/3.850%	—	(287,977)	(287,977)
NOK	48,000	10/07/29	1.660%(A)	6 Month NIBOR(2)(S)/3.850%	—	(591,211)	(591,211)
NZD	6,450	11/28/28	2.950%(S)	3 Month BBR(2)(Q)/4.100%	—	(311,306)	(311,306)
PLN	10,000	03/26/31	1.675%(A)	6 Month WIBOR(2)(S)/7.720%	—	(685,873)	(685,873)
SGD	17,215	07/29/31	1.120%(S)	1 Day SORA(2)(S)/2.852%	105,475	(2,499,848)	(2,605,323)
THB	120,000	08/23/23	1.920%(Q)	1 Day THOR(2)(Q)/0.984%	—	12,320	12,320
THB	60,000	07/04/24	1.590%(Q)	1 Day THOR(2)(Q)/0.984%	—	(14,960)	(14,960)
THB	173,600	04/28/30	1.020%(Q)	1 Day THOR(2)(Q)/0.984%	—	(628,697)	(628,697)
THB	23,000	05/29/30	2.645%(Q)	1 Day THOR(2)(Q)/0.984%	(1,001)	(12,501)	(11,500)

See Notes to Financial Statements.

PGIM Global Total Return Fund     93

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
THB	72,900	06/25/30	0.990%(Q)	1 Day THOR(2)(Q)/0.984%	$—	$(274,235)	$(274,235)
THB	200,200	07/03/30	1.028%(Q)	1 Day THOR(2)(Q)/0.984%	—	(741,215)	(741,215)
THB	115,500	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/0.984%	—	(420,612)	(420,612)
	219,110	11/09/22	0.061%(A)	1 Day SOFR(1)(A)/3.050%	—	2,282,628	2,282,628

					$4,615,646	$(103,423,912)	$(108,039,558)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	10,000	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q) /1.940%	$39,758	$3	$39,755	CITI
CNH	5,000	10/14/31	2.675%(Q)	7 Day China Fixing Repo Rates(2)(Q) /1.940%	7,909	—	7,909	SCB
CNH	30,000	11/02/31	2.700%(Q)	7 Day China Fixing Repo Rates(2)(Q) /1.940%	63,875	—	63,875	SCB
ILS	7,500	12/09/22	1.530%(A)	3 Month TELBOR(2)(Q)/3.279%	19,272	—	19,272	CITI
ILS	4,200	06/27/23	3.730%(A)	3 Month TELBOR(2)(Q)/3.279%	12,851	—	12,851	CSI
JPY	35,000	12/14/32	1.575%(S)	6 Month JPY LIBOR(2)(S)/0.038%	23,405	—	23,405	HSBC
KRW	3,300,000	04/17/23	2.170%(Q)	3 Month KWCDC(2)(Q)/3.960%	(20,652)	(35)	(20,617)	MSI

See Notes to Financial Statements.

94

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
KRW	900,000	11/05/24	2.425%(Q)	3 Month KWCDC(2)(Q)/3.960%	$(22,947)	$—	$(22,947)	CITI
KRW	1,485,000	10/28/26	1.520%(Q)	3 Month KWCDC(2)(Q)/3.960%	(102,953)	(7)	(102,946)	JPM
KRW	2,040,000	04/26/27	1.880%(Q)	3 Month KWCDC(2)(Q)/3.960%	(134,536)	—	(134,536)	MSI
KRW	1,280,000	10/17/28	1.450%(Q)	3 Month KWCDC(2)(Q)/3.960%	(127,352)	—	(127,352)	CITI
KRW	520,000	01/27/31	1.870%(Q)	3 Month KWCDC(2)(Q)/3.960%	(56,380)	—	(56,380)	JPM
MYR	16,000	08/19/23	3.445%(Q)	3 Month KLIBOR(2)(Q)/3.160%	2,474	—	2,474	MSI
MYR	1,700	04/28/25	4.040%(Q)	3 Month KLIBOR(2)(Q)/3.160%	809	—	809	CITI
MYR	23,575	04/09/26	2.625%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(229,925)	(299)	(229,626)	MSI
MYR	45,900	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(506,616)	(602)	(506,014)	HSBC
MYR	3,160	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(31,192)	(6)	(31,186)	MSI
MYR	11,700	11/19/29	3.245%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(165,698)	18	(165,716)	MSI
MYR	17,800	02/04/30	3.060%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(307,529)	9	(307,538)	MSI
THB	28,900	04/30/25	2.560%(S)	6 Month THBFIX(2)(S)/1.488%	3,053	—	3,053	CITI
THB	173,000	05/07/25	0.795%(S)	6 Month THBFIX(2)(S)/1.488%	(176,432)	14	(176,446)	HSBC

See Notes to Financial Statements.

PGIM Global Total Return Fund     95

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
ZAR	40,930	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)/6.517%	$(399,772)	$—	$(399,772)	CITI
ZAR	89,400	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)/6.517%	(781,433)	—	(781,433)	CITI
ZAR	38,700	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)/6.517%	436,603	—	436,603	CITI
ZAR	83,965	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)/6.517%	842,082	—	842,082	CITI

					$(1,611,326)	$(905)	$(1,610,421)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$15,033,280	$(6,275,440)	$34,362,139	$(37,255,098)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$29,786,958
JPS	9,274,000	35,545,867

Total	$9,274,000	$65,332,825

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

96

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Canada	$—	$1,650,714	$—
Cayman Islands	—	105,853,944	—
Ireland	—	174,881,712	—
Spain	—	1,215,379	3,352,191
United Kingdom	—	7,638,125	—
United States	—	61,589,509	—
Commercial Mortgage-Backed Securities
Canada	—	1,372,319	—
United Kingdom	—	21,600,424	—
United States	—	221,479,929	—
Corporate Bonds
Australia	—	3,160,270	—
Belgium	—	9,987,974	—
Brazil	—	29,371,938	—
Bulgaria	—	10,336,430	—
Canada	—	31,365,851	—
China	—	35,596,679	—
Denmark	—	4,979,832	—
France	—	99,612,728	—
Germany	—	16,900,861	—
Hong Kong	—	9,435,030	—
Hungary	—	3,815,779	—
Iceland	—	4,853,906	—
India	—	13,266,441	—
Indonesia	—	9,948,760	—
Israel	—	18,687,397	—
Italy	—	9,912,146	—
Jamaica	—	8,162,094	—
Japan	—	11,592,144	—
Kazakhstan	—	9,183,496	—
Luxembourg	—	8,268,129	—
Malta	—	3,544,181	—
Mexico	—	39,775,253	—
Netherlands	—	30,224,616	—
Norway	—	2,386,066	—
Peru	—	787,655	—
Philippines	—	3,987,200	—
Poland	—	5,160,327	—
Portugal	—	29,709,227	—

See Notes to Financial Statements.

PGIM Global Total Return Fund     97

Schedule of Investments (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Qatar	$—	$1,573,868	$—
Russia	—	23,292,972	—
South Africa	—	12,749,382	—
South Korea	—	18,700,379	—
Spain	—	26,810,304	—
Supranational Bank	—	24,408,723	—
Switzerland	—	26,210,003	—
Ukraine	—	168,700	—
United Arab Emirates	—	27,300,806	—
United Kingdom	—	115,493,810	—
United States	—	763,910,914	23,647,391
Floating Rate and other Loans
Germany	—	2,643,825	—
United Kingdom	—	41,944,722	—
United States	—	2,871,976	—
Municipal Bond
Puerto Rico	—	5,215,881	—
Residential Mortgage-Backed Securities
Spain	—	4,431,162	—
United Kingdom	—	4,360,269	—
United States	—	155,999,332	5,623,505
Sovereign Bonds
Albania	—	1,782,309	—
Andorra	—	321,205	—
Argentina	—	2,359,348	—
Austria	—	1,803,646	—
Belgium	—	43,863	—
Brazil	—	38,967,649	—
Bulgaria	—	8,598,093	—
Canada	—	5,633,274	—
Chile	—	3,802,344	—
China	—	60,210,597	—
Colombia	—	52,600,877	—
Croatia	—	7,176,041	—
Cyprus	—	38,326,403	—
Denmark	—	3,077,883	—
Egypt	—	521,425	—
Estonia	—	74,137	—
Finland	—	1,181,058	—
France	—	21,356,585	—
Germany	—	22,919	—
Greece	—	82,649,649	—
Hong Kong	—	305,121	—
Hungary	—	3,782,305	—
Iceland	—	2,461,652	—

See Notes to Financial Statements.

98

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
India	$—	$5,877,686	$—
Indonesia	—	51,186,172	—
Ireland	—	64,162	—
Israel	—	4,720,728	—
Italy	—	138,619,473	—
Japan	—	3,948,529	—
Kazakhstan	—	14,377,613	—
Latvia	—	71,234	—
Lithuania	—	271,113	—
Luxembourg	—	74,480	—
Malaysia	—	4,764,268	—
Mexico	—	38,192,372	—
Montenegro	—	656,553	—
Netherlands	—	50,022	—
New Zealand	—	4,019,108	—
Panama	—	12,891,815	—
Peru	—	49,249,341	—
Philippines	—	30,308,898	—
Poland	—	805,546	—
Portugal	—	40,028,192	—
Romania	—	13,990,613	—
San Marino	—	454,968	—
Saudi Arabia	—	9,983,654	—
Serbia	—	30,551,685	—
Singapore	—	323,140	—
Slovakia	—	61,163	—
Slovenia	—	74,538	—
South Africa	—	5,019,589	—
South Korea	—	4,103,694	—
Spain	—	66,189,016	—
Sweden	—	1,180,922	—
Tunisia	—	310,154	—
Ukraine	—	12,770,813	—
United Arab Emirates	—	4,668,100	—
United Kingdom	—	18,488,112	—
Uruguay	—	2,226,222	—
U.S. Government Agency Obligations	—	33,415,633	—
U.S. Treasury Obligations	—	12,047,931	—
Common Stocks
Spain	—	—	—
United States	5,008,673	123,951	569,523
Preferred Stock
United States	109,800	—	—

See Notes to Financial Statements.

PGIM Global Total Return Fund     99

Schedule of Investments (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Fund	$123,119,971	$—	$—
Options Purchased	—	4,624,119	—

Total	$128,238,444	$3,277,225,198	$33,192,610

Liabilities
Options Written	$—	$(5,251,871)	$(2,026)

Other Financial Instruments*
Assets
Futures Contracts	$27,209,391	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	18,232,544	—
OTC Cross Currency Exchange Contracts	—	1,529,560	—
OTC Packaged Credit Default Swap Agreements	—	29,246,990	—
OTC Credit Default Swap Agreements	—	13,900,565	19,312
Centrally Cleared Inflation Swap Agreement	—	705,520	—
Centrally Cleared Interest Rate Swap Agreements	—	24,537,228	—
OTC Interest Rate Swap Agreements	—	1,452,091	—

Total	$27,209,391	$89,604,498	$19,312

Liabilities
Futures Contracts	$(55,491,325)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(41,927,782)	—
OTC Cross Currency Exchange Contracts	—	(2,193,367)	—
OTC Packaged Credit Default Swap Agreements	—	(29,625,107)	—
Centrally Cleared Credit Default Swap Agreement	—	(42,297)	—
OTC Credit Default Swap Agreements	—	(5,636,809)	—
OTC Currency Swap Agreements	—	(428,744)	—
Centrally Cleared Inflation Swap Agreement	—	(1,578,825)	—
Centrally Cleared Interest Rate Swap Agreements	—	(132,576,786)	—
OTC Interest Rate Swap Agreements	—	(3,063,417)	—

Total	$(55,491,325)	$(217,073,134)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

100

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Spain	Commercial Mortgage-Backed Security	Corporate Bonds	Floating Rate and other Loans
Balance as of 10/31/21	$—	$17,250,000	$6,000,000	$21,999,441
Realized gain (loss)	(564,472)	—	—	—
Change in unrealized appreciation (depreciation)	78,228	—	(3,211,269)	—
Purchases/Exchanges/Issuances	1	—	—	—
Sales/Paydowns	(2,364,230)	—	(6,000,000)	—
Accrued discount/premium	—	—	(206,876)	—
Transfers into Level 3*	6,202,664	—	27,065,536	—
Transfers out of Level 3*	—	(17,250,000)	—	(21,999,441)

Balance as of 10/31/22	$3,352,191	$—	$23,647,391	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$78,228	$—	$(3,211,269)	$—

	Residential Mortgage-Backed Securities	Common Stock	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/21	$65,160,769	$—	$(45,343)	$6,880
Realized gain (loss)	—	—	34,050	33,473
Change in unrealized appreciation (depreciation)	(28,259)	(28,676)	9,267	27,631
Purchases/Exchanges/Issuances	—	—	—	—
Sales/Paydowns	(36,809,005)	(105,034)	—	(48,672)
Accrued discount/premium	—	—	—	—
Transfers into Level 3*	—	703,233	—	—
Transfers out of Level 3*	(22,700,000)	—	—	—

Balance as of 10/31/22	$5,623,505	$569,523	$(2,026)	$19,312

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(28,259)	$(28,676)	$7,781	$19,312

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM Global Total Return Fund     101

Schedule of Investments (continued)

as of October 31, 2022

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of October 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs

Asset-Backed Security-Spain	$3,348,075	Market	Adjusted Spread	Estimated Spread
Asset-Backed Security-Spain	4,116	Market	Contingent Value Transaction	Contingent Value
Common Stock	569,523	Market	Based/Broker Quote	Allocation Rate

	$3,921,714

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of October 31, 2022, the aggregate value of these securities and/or derivatives was $29,288,182. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Sovereign Bonds	27.2%
Banks	15.0
Collateralized Loan Obligations	8.5
Commercial Mortgage-Backed Securities	7.3
Residential Mortgage-Backed Securities	5.3
Electric	3.9
Affiliated Mutual Fund (3.7% represents investments purchased with collateral from securities on loan)	3.7
Oil & Gas	3.4
Real Estate Investment Trusts (REITs)	2.2
Telecommunications	2.0
Media	1.9
Diversified Financial Services	1.9
Retail	1.8
Transportation	1.7
Foods	1.5
Commercial Services	1.2
Pipelines	1.1
U.S. Government Agency Obligations	1.0
Insurance	0.9
Multi-National	0.7
Auto Manufacturers	0.7
Entertainment	0.7
Chemicals	0.6
Home Builders	0.6
Automobiles	0.6

Consumer Loans	0.4%
Healthcare-Services	0.4
Internet	0.4
Other	0.4
Healthcare-Products	0.4
Pharmaceuticals	0.4
Gas	0.4
U.S. Treasury Obligations	0.4
Semiconductors	0.4
Software	0.4
Student Loans	0.3
Aerospace & Defense	0.3
Beverages	0.3
Packaging & Containers	0.3
Engineering & Construction	0.3
Lodging	0.2
Credit Cards	0.2
Real Estate	0.2
Mining	0.2
Office/Business Equipment	0.2
Agriculture	0.2
Auto Parts & Equipment	0.2
Municipal Bond	0.2
Oil, Gas & Consumable Fuels	0.2
Options Purchased	0.1
Airlines	0.1

See Notes to Financial Statements.

102

Industry Classification (continued):

Building Materials	0.1%
Electronics	0.1
Home Equity Loans	0.1
Housewares	0.0	*
Gas Utilities	0.0	*
Household Products/Wares	0.0	*
Holding Companies-Diversified	0.0	*
Forest Products & Paper	0.0	*
Hotels, Restaurants & Leisure	0.0	*

	103.2
Options Written	(0.2)
Liabilities in excess of other assets	(3.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—	Due from/to broker-variation margin swaps	$42,297*
Credit contracts	Premiums paid for OTC swap agreements	15,033,236	Premiums received for OTC swap agreements	6,274,491
Credit contracts	—	—	Options written outstanding, at value	2,026
Credit contracts	Unrealized appreciation on OTC swap agreements	32,910,051	Unrealized depreciation on OTC swap agreements	33,763,845
Foreign exchange contracts	Due from/to broker-variation margin futures	773,220*	Due from/to broker-variation margin futures	10,446,967*

See Notes to Financial Statements.

PGIM Global Total Return Fund     103

Schedule of Investments (continued)

as of October 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	$1,529,560		Unrealized depreciation on OTC cross currency exchange contracts	$2,193,367
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	18,232,544		Unrealized depreciation on OTC forward foreign currency exchange contracts	41,927,782
Interest rate contracts	Due from/to broker-variation margin futures	26,436,171	*	Due from/to broker-variation margin futures	45,044,358	*
Interest rate contracts	Due from/to broker-variation margin swaps	25,242,748	*	Due from/to broker-variation margin swaps	134,155,611	*
Interest rate contracts	Premiums paid for OTC swap agreements	44		Premiums received for OTC swap agreements	949
Interest rate contracts	Unaffiliated investments	4,624,119		Options written outstanding, at value	5,251,871
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,452,088		Unrealized depreciation on OTC swap agreements	3,491,253

		$126,233,781			$282,594,817

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(568,228)	$1,815,954	$—	$—	$(29,602,487)
Foreign exchange contracts	(33,166,815)	37,217,286	(49,502,059)	31,402,542	—
Interest rate contracts	—	3,125	(70,601,368)	—	(114,679,542)

Total	$(33,735,043)	$39,036,365	$(120,103,427)	$31,402,542	$(144,282,029)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

104

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$57,108	$(17,737)	$—	$—	$(10,059,969)
Foreign exchange contracts	32,980,640	(37,031,110)	(3,222,492)	(25,527,170)	—
Interest rate contracts	3,578,627	(3,930,990)	(23,426,819)	—	(57,986,405)

Total	$36,616,375	$(40,979,837)	$(26,649,311)	$(25,527,170)	$(68,046,374)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$11,563,398
Options Written (2)	697,823,800
Futures Contracts - Long Positions (2)	1,173,935,456
Futures Contracts - Short Positions (2)	1,921,025,860
Forward Foreign Currency Exchange Contracts - Purchased (3)	866,940,474
Forward Foreign Currency Exchange Contracts - Sold (3)	843,257,437
Cross Currency Exchange Contracts (4)	37,015,289
Interest Rate Swap Agreements (2)	3,963,260,190
Credit Default Swap Agreements - Buy Protection (2)	432,515,009
Credit Default Swap Agreements - Sell Protection (2)	888,975,583
Currency Swap Agreements (2)	12,705,404
Total Return Swap Agreements (2)	11,138,400
Inflation Swap Agreements (2)	58,750,320

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Global Total Return Fund     105

Schedule of Investments (continued)

as of October 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$115,566,234	$(115,566,234)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$3,662,943	$(16,273,332)	$(12,610,389)	$8,366,517	$(4,243,872)
BNP	289,986	(2,097,893)	(1,807,907)	1,807,907	—
BOA	4,317,685	(3,420,046)	897,639	(696,091)	201,548
CITI	5,807,503	(3,517,731)	2,289,772	(2,140,000)	149,772
CSI	12,851	—	12,851	(12,851)	—
DB	6,507,272	(7,273,197)	(765,925)	721,842	(44,083)
GSI	4,378,824	(5,019,171)	(640,347)	640,347	—
HSBC	10,391,170	(8,482,506)	1,908,664	(1,908,664)	—
JPM	3,182,273	(6,500,632)	(3,318,359)	1,161,336	(2,157,023)
MSI	34,593,921	(37,752,775)	(3,158,854)	2,749,070	(409,784)
SCB	363,450	(2,346,928)	(1,983,478)	1,983,478	—
TD	272,384	(15,422)	256,962	(236,000)	20,962
UAG	1,380	(205,951)	(204,571)	110,000	(94,571)

	$73,781,642	$(92,905,584)	$(19,123,942)	$12,546,891	$(6,577,051)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

106

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $115,566,234:
Unaffiliated investments (cost $4,304,648,104)	$3,315,536,281
Affiliated investments (cost $123,107,181)	123,119,971
Foreign currency, at value (cost $1,768,899)	1,763,489
Cash segregated for counterparty - OTC	10,803,000
Dividends and interest receivable	39,920,369
Unrealized appreciation on OTC swap agreements	34,362,139
Unrealized appreciation on OTC forward foreign currency exchange contracts	18,232,544
Premiums paid for OTC swap agreements	15,033,280
Receivable for Fund shares sold	14,762,653
Deposit with broker for centrally cleared/exchange-traded derivatives	9,274,000
Receivable for investments sold	7,682,838
Unrealized appreciation on OTC cross currency exchange contracts	1,529,560
Due from broker—variation margin futures	301,823
Tax reclaim receivable	23,191
Prepaid expenses and other assets	480,480

Total Assets	3,592,825,618

Liabilities

Payable to broker for collateral for securities on loan	122,802,722
Unrealized depreciation on OTC forward foreign currency exchange contracts	41,927,782
Unrealized depreciation on OTC swap agreements	37,255,098
Payable for Fund shares purchased	24,674,949
Loan payable	11,082,000
Premiums received for OTC swap agreements	6,275,440
Options written outstanding, at value (premiums received $1,216,500)	5,253,897
Unrealized depreciation on OTC cross currency exchange contracts	2,193,367
Payable to custodian	1,774,989
Management fee payable	1,633,414
Accrued expenses and other liabilities	1,159,335
Due to broker—variation margin swaps	1,140,709
Dividends payable	600,419
Distribution fee payable	57,624
Affiliated transfer agent fee payable	32,778
Directors’ fees payable	8,911

Total Liabilities	257,873,434

Net Assets	$3,334,952,184

Net assets were comprised of:
Common stock, at par	$7,084,257
Paid-in capital in excess of par	4,964,062,802
Total distributable earnings (loss)	(1,636,194,875)

Net assets, October 31, 2022	$3,334,952,184

See Notes to Financial Statements.

PGIM Global Total Return Fund     107

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value and redemption price per share,
($185,413,843 ÷ 39,724,837 shares of common stock issued and outstanding)	$4.67
Maximum sales charge (3.25% of offering price)	0.16

Maximum offering price to public	$4.83

Class C

Net asset value, offering price and redemption price per share,
($19,422,158 ÷ 4,169,343 shares of common stock issued and outstanding)	$4.66

Class Z

Net asset value, offering price and redemption price per share,
($1,303,382,438 ÷ 277,745,434 shares of common stock issued and outstanding)	$4.69

Class R2

Net asset value, offering price and redemption price per share,
($4,350,207 ÷ 920,735 shares of common stock issued and outstanding)	$4.72

Class R4

Net asset value, offering price and redemption price per share,
($12,251,353 ÷ 2,590,647 shares of common stock issued and outstanding)	$4.73

Class R6

Net asset value, offering price and redemption price per share,
($1,810,132,185 ÷ 383,274,689 shares of common stock issued and outstanding)	$4.72

See Notes to Financial Statements.

108

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $60,407 foreign withholding tax)	$148,174,444
Unaffiliated dividend income	1,349,803
Income from securities lending, net (including affiliated income of $283,259)	350,902
Affiliated dividend income	5,498

Total income	149,880,647

Expenses
Management fee	23,226,221
Distribution fee(a)	954,540
Shareholder servicing fees (including affiliated expense of $39)(a)	20,259
Transfer agent’s fees and expenses (including affiliated expense of $208,435)(a)	3,213,313
Custodian and accounting fees	529,228
Shareholders’ reports	407,659
Registration fees(a)	174,520
Directors’ fees	74,437
Audit fee	67,300
Legal fees and expenses	50,227
Miscellaneous	306,186

Total expenses	29,023,890
Less: Fee waiver and/or expense reimbursement(a)	(548,910)

Net expenses	28,474,980

Net investment income (loss)	121,405,667

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(28,556))	(126,757,812)
Futures transactions	(120,103,427)
Forward currency contract transactions	31,402,542
Options written transactions	39,036,365
Swap agreement transactions	(144,282,029)
Foreign currency transactions	(74,785,229)

(395,489,590)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,610))	(1,046,766,273)
Futures	(26,649,311)
Forward and cross currency contracts	(25,527,170)
Options written	(40,979,837)
Swap agreements	(68,046,374)
Foreign currencies	4,945,279

(1,203,023,686)

Net gain (loss) on investment and foreign currency transactions	(1,598,513,276)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,477,107,609)

See Notes to Financial Statements.

PGIM Global Total Return Fund     109

Statement of Operations

Year Ended October 31, 2022

(a)     Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	644,191	294,743	—	15,606	—	—
Shareholder servicing fees	—	—	—	6,242	14,017	—
Transfer agent’s fees and expenses	375,477	33,556	2,634,628	15,558	24,050	130,044
Registration fees	29,759	17,710	55,439	10,496	9,146	51,970
Fee waiver and/or expense reimbursement	(119,465)	(18,557)	(394,379)	(12,853)	(3,656)	—

See Notes to Financial Statements.

110

Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$121,405,667	$103,726,528
Net realized gain (loss) on investment and foreign currency transactions	(395,489,590)	(14,167,296)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,203,023,686)	(168,329,447)

Net increase (decrease) in net assets resulting from operations	(1,477,107,609)	(78,770,215)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,884,548)	(11,214,566)
Class C	(174,602)	(1,176,988)
Class Z	(16,129,577)	(97,362,939)
Class R2	(43,177)	(480,802)
Class R4	(102,780)	(409,228)
Class R6	(18,672,780)	(84,383,978)

	(37,007,464)	(195,028,501)

Tax return of capital distributions
Class A	(8,092,166)	—
Class C	(749,735)	—
Class Z	(69,259,710)	—
Class R2	(185,403)	—
Class R4	(441,331)	—
Class R6	(80,180,115)	—

	(158,908,460)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,390,121,445	3,532,268,017
Net asset value of shares issued in reinvestment of dividends and distributions	187,460,081	185,117,955
Cost of shares purchased	(2,647,557,772)	(1,818,213,350)

Net increase (decrease) in net assets from Fund share transactions	(1,069,976,246)	1,899,172,622

Total increase (decrease)	(2,742,999,779)	1,625,373,906

Net Assets:

Beginning of year	6,077,951,963	4,452,578,057

End of year	$3,334,952,184	$6,077,951,963

See Notes to Financial Statements.

PGIM Global Total Return Fund     111

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.67	$6.96	$7.07	$6.36	$6.75
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11	0.13	0.16	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.91)	(0.17)	0.16	0.78	(0.31)
Total from investment operations	(1.78)	(0.06)	0.29	0.94	(0.17)
Less Dividends and Distributions:
Dividends from net investment income*	(0.03)	(0.23)	(0.23)	(0.23)	(0.22)
Tax return of capital distributions	(0.19)	-	-	-	-
Distributions from net realized gains	-	-	(0.17)	-	-
Total dividends and distributions	(0.22)	(0.23)	(0.40)	(0.23)	(0.22)
Net asset value, end of year	$4.67	$6.67	$6.96	$7.07	$6.36
Total Return(b):	(27.22)%	(0.97)%	4.35%	15.05%	(2.65)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$185,414	$337,257	$326,416	$216,708	$184,064
Average net assets (000)	$257,676	$344,592	$285,380	$188,633	$187,975
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	0.93%	0.91%	0.96%	1.02%	1.02%
Net investment income (loss)	2.29%	1.58%	1.94%	2.40%	2.11%
Portfolio turnover rate(d)	13%	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

112

Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.66	$6.95	$7.06	$6.35	$6.73
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	0.08	0.11	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.90)	(0.17)	0.16	0.78	(0.30)
Total from investment operations	(1.81)	(0.11)	0.24	0.89	(0.21)
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.18)	(0.18)	(0.18)	(0.17)
Tax return of capital distributions	(0.19)	-	-	-	-
Distributions from net realized gains	-	-	(0.17)	-	-
Total dividends and distributions	(0.19)	(0.18)	(0.35)	(0.18)	(0.17)
Net asset value, end of year	$4.66	$6.66	$6.95	$7.06	$6.35
Total Return(b):	(27.82)%	(1.72)%	3.57%	14.21%	(3.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,422	$42,012	$46,157	$37,486	$34,889
Average net assets (000)	$29,474	$45,988	$42,925	$34,321	$36,335
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63%	1.63%	1.63%
Expenses before waivers and/or expense reimbursement	1.69%	1.66%	1.68%	1.69%	1.73%
Net investment income (loss)	1.51%	0.83%	1.20%	1.65%	1.37%
Portfolio turnover rate(d)	13%	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund     113

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.71	$7.00	$7.11	$6.40	$6.78
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.13	0.15	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.94)	(0.17)	0.16	0.78	(0.31)
Total from investment operations	(1.79)	(0.04)	0.31	0.96	(0.15)
Less Dividends and Distributions:
Dividends from net investment income*	(0.04)	(0.25)	(0.25)	(0.25)	(0.23)
Tax return of capital distributions	(0.19)	-	-	-	-
Distributions from net realized gains	-	-	(0.17)	-	-
Total dividends and distributions	(0.23)	(0.25)	(0.42)	(0.25)	(0.23)
Net asset value, end of year	$4.69	$6.71	$7.00	$7.11	$6.40
Total Return(b):	(27.16)%	(0.70)%	4.61%	15.25%	(2.25)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,303,382	$2,907,890	$2,264,938	$1,254,507	$765,708
Average net assets (000)	$2,068,163	$2,809,784	$1,726,788	$888,961	$648,173
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.65%	0.65%	0.68%	0.68%	0.71%
Net investment income (loss)	2.51%	1.82%	2.18%	2.61%	2.39%
Portfolio turnover rate(d)	13%	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

114

Class R2 Shares
	Year Ended October 31,				December 27, 2017(a) through October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.76	$7.05	$7.16	$6.44	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.10	0.11	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.95)	(0.17)	0.17	0.79	(0.38)
Total from investment operations	(1.83)	(0.07)	0.28	0.94	(0.29)
Less Dividends and Distributions:
Dividends from net investment income*	(0.02)	(0.22)	(0.22)	(0.22)	(0.17)
Tax return of capital distributions	(0.19)	-	-	-	-
Distributions from net realized gains	-	-	(0.17)	-	-
Total dividends and distributions	(0.21)	(0.22)	(0.39)	(0.22)	(0.17)
Net asset value, end of period	$4.72	$6.76	$7.05	$7.16	$6.44
Total Return(c):	(27.57)%	(1.12)%	4.13%	14.81%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,350	$9,324	$18,443	$185	$10
Average net assets (000)	$6,242	$14,831	$9,990	$78	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.08%	1.08%	1.08	%(e)
Expenses before waivers and/or expense reimbursement	1.29%	1.13%	1.25%	19.82%	236.32	%(e)
Net investment income (loss)	2.08%	1.38%	1.62%	2.11%	1.67	%(e)
Portfolio turnover rate(f)	13%	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund     115

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,				December 27, 2017(a) through October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.76	$7.05	$7.16	$6.45	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11	0.13	0.16	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.95)	(0.17)	0.17	0.79	(0.38)
Total from investment operations	(1.81)	(0.06)	0.30	0.95	(0.26)
Less Dividends and Distributions:
Dividends from net investment income*	(0.03)	(0.23)	(0.24)	(0.24)	(0.19)
Tax return of capital distributions	(0.19)	-	-	-	-
Distributions from net realized gains	-	-	(0.17)	-	-
Total dividends and distributions	(0.22)	(0.23)	(0.41)	(0.24)	(0.19)
Net asset value, end of period	$4.73	$6.76	$7.05	$7.16	$6.45
Total Return(c):	(27.24)%	(0.87)%	4.39%	14.92%	(3.88)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,251	$14,654	$8,932	$1,453	$127
Average net assets (000)	$14,017	$12,787	$5,178	$804	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	0.83%	0.83%	0.83	%(e)
Expenses before waivers and/or expense reimbursement	0.86%	0.87%	1.13%	2.63%	70.94	%(e)
Net investment income (loss)	2.40%	1.63%	1.91%	2.34%	2.23	%(e)
Portfolio turnover rate(f)	13%	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

116

Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.75	$7.04	$7.16	$6.44	$6.82
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.14	0.16	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.94)	(0.17)	0.15	0.80	(0.30)
Total from investment operations	(1.79)	(0.03)	0.31	0.98	(0.14)
Less Dividends and Distributions:
Dividends from net investment income*	(0.05)	(0.26)	(0.26)	(0.26)	(0.24)
Tax return of capital distributions	(0.19)	-	-	-	-
Distributions from net realized gains	-	-	(0.17)	-	-
Total dividends and distributions	(0.24)	(0.26)	(0.43)	(0.26)	(0.24)
Net asset value, end of year	$4.72	$6.75	$7.04	$7.16	$6.44
Total Return(b):	(27.06)%	(0.58)%	4.69%	15.25%	(2.19)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,810,132	$2,766,815	$1,787,693	$1,139,781	$761,927
Average net assets (000)	$2,351,483	$2,396,559	$1,513,154	$925,868	$636,670
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.53%	0.52%	0.55%	0.56%	0.58%
Expenses before waivers and/or expense reimbursement	0.53%	0.52%	0.55%	0.56%	0.58%
Net investment income (loss)	2.66%	1.93%	2.27%	2.67%	2.39%
Portfolio turnover rate(d)	13%	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund     117

Notes to Financial Statements

1.	Organization

Prudential Global Total Return Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Global Total Return Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

118

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

PGIM Global Total Return Fund     119

Notes to Financial Statements (continued)

Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

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Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

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Notes to Financial Statements (continued)

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike

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price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed

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Notes to Financial Statements (continued)

rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

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buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the

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Notes to Financial Statements (continued)

participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

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early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned.

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Notes to Financial Statements (continued)

Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.50% on average daily net assets up to $2 billion;	0.49%

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Notes to Financial Statements (continued)

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.485% of average daily net assets over $2 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	0.88%

C	1.63

Z	0.63

R2	1.08

R4	0.83

R6	0.58

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares

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are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rate and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee

A	0.25%	0.25%	N/A%

C	1.00	1.00	N/A

Z	N/A	N/A	N/A

R2	0.25	0.25	0.10

R4	N/A	N/A	0.10

R6	N/A	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$125,245	$8,983

C	—	6,536

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

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Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$552,869,628	$1,906,435,028

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 53,862,194	$250,582,437	$304,444,631	$ —	$—	$—	—	$5,498

PGIM Institutional Money Market Fund(1)(b)(wa)

48,791,102	509,622,674	435,261,639	(3,610)	(28,556)	123,119,971	123,230,879	283,259	(2)

$102,653,296	$760,205,111	$739,706,270	$(3,610)	$(28,556)	$123,119,971		$288,757

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in-capital in excess of par on the

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Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in-capital in excess of par. For the year ended October 31, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in-capital in excess of par by $51,540,361 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $37,007,464 of ordinary income and $158,908,460 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $195,028,501 of ordinary income.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$4,505,364,900	$151,742,926	$(1,379,436,729)	$(1,227,693,803)

The differences between GAAP basis and tax basis is primarily attributable to deferred losses on wash sales, amortization of premiums, straddle loss deferrals, mark-to-market of futures contracts, swaps, and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $407,901,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase

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Notes to Financial Statements (continued)

Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 18,075,000,000 shares of common stock, $0.01 par value per share, 16,575,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	900,000,000

B	50,000,000

C	300,000,000

Z	8,000,000,000

T	125,000,000

R2	100,000,000

R4	100,000,000
R6	7,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	7,803	0.1%

R6	16,748,599	4.4

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	3	54.2

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Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2022:

Shares sold	5,662,013	$33,565,516

Shares issued in reinvestment of dividends and distributions	1,640,896	9,336,907

Shares purchased	(18,400,439)	(105,289,993)

Net increase (decrease) in shares outstanding before conversion	(11,097,530)	(62,387,570)

Shares issued upon conversion from other share class(es)	1,095,732	6,164,308

Shares purchased upon conversion into other share class(es)	(806,242)	(4,638,386)

Net increase (decrease) in shares outstanding	(10,808,040)	$(60,861,648)

Year ended October 31, 2021:

Shares sold	18,348,202	$128,362,352

Shares issued in reinvestment of dividends and distributions	1,493,697	10,390,284

Shares purchased	(14,043,253)	(97,092,549)

Net increase (decrease) in shares outstanding before conversion	5,798,646	41,660,087

Shares issued upon conversion from other share class(es)	1,646,606	11,495,490

Shares purchased upon conversion into other share class(es)	(3,810,132)	(27,015,786)

Net increase (decrease) in shares outstanding	3,635,120	$26,139,791

Class C

Year ended October 31, 2022:

Shares sold	485,420	$2,719,675

Shares issued in reinvestment of dividends and distributions	150,903	865,125

Shares purchased	(2,392,336)	(13,711,545)

Net increase (decrease) in shares outstanding before conversion	(1,756,013)	(10,126,745)

Shares purchased upon conversion into other share class(es)	(381,924)	(2,146,526)

Net increase (decrease) in shares outstanding	(2,137,937)	$(12,273,271)

Year ended October 31, 2021:

Shares sold	1,589,551	$11,113,858

Shares issued in reinvestment of dividends and distributions	156,935	1,093,504

Shares purchased	(1,202,768)	(8,301,314)

Net increase (decrease) in shares outstanding before conversion	543,718	3,906,048

Shares purchased upon conversion into other share class(es)	(881,386)	(6,170,193)

Net increase (decrease) in shares outstanding	(337,668)	$(2,264,145)

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class Z

Year ended October 31, 2022:

Shares sold	119,435,727	$704,572,056

Shares issued in reinvestment of dividends and distributions	13,876,384	79,920,248

Shares purchased	(285,801,898)	(1,644,229,227)

Net increase (decrease) in shares outstanding before conversion	(152,489,787)	(859,736,923)

Shares issued upon conversion from other share class(es)	1,446,413	8,643,019

Shares purchased upon conversion into other share class(es)	(4,560,430)	(26,397,564)

Net increase (decrease) in shares outstanding	(155,603,804)	$(877,491,468)

Year ended October 31, 2021:

Shares sold	274,722,315	$1,920,897,826

Shares issued in reinvestment of dividends and distributions	12,758,800	89,077,520

Shares purchased	(170,730,518)	(1,178,669,188)

Net increase (decrease) in shares outstanding before conversion	116,750,597	831,306,158

Shares issued upon conversion from other share class(es)	4,117,080	29,321,864

Shares purchased upon conversion into other share class(es)	(11,193,087)	(77,267,060)

Net increase (decrease) in shares outstanding	109,674,590	$783,360,962

Class R2

Year ended October 31, 2022:

Shares sold	211,199	$1,244,101

Shares issued in reinvestment of dividends and distributions	39,230	226,544

Shares purchased	(709,823)	(4,205,815)

Net increase (decrease) in shares outstanding before conversion	(459,394)	(2,735,170)

Shares issued upon conversion from other share class(es)	1,024	6,890

Shares purchased upon conversion into other share class(es)	(1,050)	(5,564)

Net increase (decrease) in shares outstanding	(459,420)	$(2,733,844)

Year ended October 31, 2021:

Shares sold	813,293	$5,764,396

Shares issued in reinvestment of dividends and distributions	66,530	471,369

Shares purchased	(2,110,439)	(14,687,722)

Net increase (decrease) in shares outstanding before conversion	(1,230,616)	(8,451,957)

Shares purchased upon conversion into other share class(es)	(7,014)	(49,590)

Net increase (decrease) in shares outstanding	(1,237,630)	$(8,501,547)

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Share Class	Shares	Amount

Class R4

Year ended October 31, 2022:

Shares sold	933,545	$5,483,827

Shares issued in reinvestment of dividends and distributions	64,362	364,931

Shares purchased	(574,471)	(3,243,341)

Net increase (decrease) in shares outstanding	423,436	$2,605,417

Year ended October 31, 2021:

Shares sold	1,386,795	$9,797,267

Shares issued in reinvestment of dividends and distributions	37,826	265,285

Shares purchased	(524,177)	(3,680,598)

Net increase (decrease) in shares outstanding	900,444	$6,381,954

Class R6

Year ended October 31, 2022:

Shares sold	108,033,044	$642,536,270

Shares issued in reinvestment of dividends and distributions	16,892,556	96,746,326

Shares purchased	(154,558,538)	(876,877,851)

Net increase (decrease) in shares outstanding before conversion	(29,632,938)	(137,595,255)

Shares issued upon conversion from other share class(es)	3,864,792	22,565,057

Shares purchased upon conversion into other share class(es)	(680,308)	(4,191,234)

Net increase (decrease) in shares outstanding	(26,448,454)	$(119,221,432)

Year ended October 31, 2021:

Shares sold	207,642,697	$1,456,332,318

Shares issued in reinvestment of dividends and distributions	11,954,625	83,819,993

Shares purchased	(73,789,243)	(515,781,979)

Net increase (decrease) in shares outstanding before conversion	145,808,079	1,024,370,332

Shares issued upon conversion from other share class(es)	10,307,320	71,496,475

Shares purchased upon conversion into other share class(es)	(253,081)	(1,811,200)

Net increase (decrease) in shares outstanding	155,862,318	$1,094,055,607

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 –9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

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Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 109 days that the Fund had loans outstanding during the period was approximately $14,008,991, borrowed at a weighted average interest rate of 2.98%. The maximum loan outstanding amount during the period was $43,934,000. At October 31, 2022, the Fund had an outstanding loan balance of $11,082,000.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

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Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and

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Notes to Financial Statements (continued)

political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt

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securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the

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Notes to Financial Statements (continued)

Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

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Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential

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Notes to Financial Statements (continued)

liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

144

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Global Total Return Fund, Inc. and Shareholders of PGIM Global Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Total Return Fund (one of the funds constituting Prudential Global Total Return Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Global Total Return Fund     145

Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 27.46% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2022.

146

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Total Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Global Total Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Global Total Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Global Total Return Fund is a series of Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table set forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact

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of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class C shares, 0.63% for Class Z shares, 1.08% for Class R2 shares, 0.83% for Class R4 shares, and 0.58% for Class R6 shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and

Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED
FEDERAL GOVERNMENT AGENCY		BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN FUND

SHARE CLASS	A	C	Z	R2	R4	R6

NASDAQ	GTRAX	PCTRX	PZTRX	PGTOX	PGTSX	PGTQX

CUSIP	74439A103	74439A301	74439A400	74439A863	74439A855	74439A509

MF169E

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return (USD Hedged) Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return (USD Hedged) Fund

December 15, 2022

PGIM Global Total Return (USD Hedged) Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-21.28	-1.53 (12/12/2017)

(without sales charges)	-18.63	-0.86 (12/12/2017)

Class C

(with sales charges)	-20.03	-1.60 (12/12/2017)

(without sales charges)	-19.24	-1.60 (12/12/2017)

Class Z

(without sales charges)	-18.42	-0.62 (12/12/2017)

Class R6

(without sales charges)	-18.47	-0.56 (12/12/2017)

Bloomberg Global Aggregate (USD Hedged) Index

	-12.13	0.14

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Global Aggregate (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Total Return (USD Hedged) Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg Global Aggregate (USD Hedged) Index—The Bloomberg Global Aggregate (USD Hedged) Index is an unmanaged index which tracks the performance of global investment-grade fixed income markets, including Treasury, government-related, corporate, and securitized fixed rate bonds from both developed and emerging market issuers. The index includes hedge financial instruments to reduce any gains or losses that could be attributed to non-U.S. dollar exposure.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	19.7

AA	9.7

A	17.5

BBB	27.9

BB	13.1

B	4.5

CCC	0.6

Not Rated	1.5

Cash/Cash Equivalents	5.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.35	6.55	8.58

Class C	0.28	6.00	14.28

Class Z	0.37	7.03	6.85

Class R6	0.37	7.08	6.79

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Global Total Return (USD Hedged) Fund     7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Global Total Return (US Hedged) Fund’s Class Z shares returned –18.42% in the 12-month reporting period that ended October 31, 2022, underperforming the –12.13% return of the Bloomberg Global Aggregate (US Hedged) Index (the Index).

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads to be notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to –0.44% by the end of the period.

●

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

●

In Europe, German 10-year bond yields rose to end the period at 2.43% as the European Central Bank (ECB) raised rates amid mounting inflationary pressures driven by demand and supply-chain bottlenecks. Similarly, UK 10-year bond yields rose over the period to end it at 3.51% as the Bank of England raised rates in order to bring inflation under control.

●

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through

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much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

●	The Fund’s yield curve positioning, in both developed market and emerging market rates, contributed to performance during the reporting period.

●

While overall security selection detracted from performance, selection in emerging markets Treasuries and emerging markets derivatives linked to the London Interbank Offered Rate (LIBOR) contributed to performance over the period.

●

While overall sector allocation detracted, an overweight relative to the Index to emerging high yield corporate bonds, along with underweights to developed market agency MBS, developed market agency securities, and developed market local authorities securities, contributed.

●	Within credit, positioning in the electric utilities, chemicals, and gaming/lodging/leisure sectors contributed.

●	In individual security selection, the Fund benefited from positioning in Vistra Corp. (electric utilities), Saudi Arabia, and the United Arab Emirates.

What didn’t work?

●	During the period, the Fund’s long duration bias detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Within security selection, selection in emerging markets sovereign debt, emerging markets agency securities, developed markets Treasuries, and developed markets high yield bonds detracted the most.

●

Within sector allocation, overweights relative to the Index to emerging markets sovereigns, developed markets CMBS, developed markets investment-grade corporate bonds, and developed markets high yield bonds detracted from performance.

●	Within credit, positioning in foreign non-corporate bonds as well as the cable & satellite and banking sectors detracted from performance.

●	In individual security selection, overweights relative to the Index to the Republic of Ukraine, the Russian Federation, and Greece detracted from performance.

PGIM Global Total Return (USD Hedged) Fund     9

Strategy and Performance Overview* (continued)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund held positions in Russia combined with the use of derivatives designed to offset the decline in value of certain Russian securities. The Fund also used interest rate futures, options, and swaps during the period to help manage duration positioning and yield curve exposure, which contributed to performance. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

●

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

●

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

●

In Europe, PGIM Fixed Income expects rates to rise by 50 bps when the ECB meets in December, taking the deposit facility rate to 2% before pausing through the winter period and, ultimately, peaking at less than 3%. However, if inflation continues surprising to the upside, particularly if nominal wages or inflation expectations start to inch above levels consistent with the 2% inflation target, then such a dovish shift could prove premature. In that case, PGIM Fixed Income would expect sequential rate hikes to continue, with rates peaking above 3%.

●

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

●

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging markets. Relative to the Index, the Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

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●

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Global Total Return (USD Hedged) Fund     11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return (USD Hedged) Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 925.50	0.89%	$4.30

	Hypothetical	$1,000.00	$1,020.74	0.89%	$4.51

Class C	Actual	$1,000.00	$ 923.10	1.64%	$7.93

	Hypothetical	$1,000.00	$1,016.96	1.64%	$8.31

Class Z	Actual	$1,000.00	$ 926.70	0.64%	$3.08

	Hypothetical	$1,000.00	$1,022.00	0.64%	$3.24

Class R6	Actual	$1,000.00	$ 926.90	0.59%	$2.84

	Hypothetical	$1,000.00	$1,022.26	0.59%	$2.98

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Total Return (USD Hedged) Fund     13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 95.2%

ASSET-BACKED SECURITIES 15.9%

Cayman Islands 10.5%

AIG CLO Ltd.,
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.458%(c)	10/25/33	500	$484,969
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2022-FL01, Class A, 144A, 30 Day Average SOFR + 1.450% (Cap N/A, Floor 1.450%)	4.241(c)	01/15/37	200	192,092
Atlas Static Senior Loan Fund Ltd.,
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	5.100(c)	07/15/30	500	493,080
Bain Capital Credit CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	5.285(c)	04/23/31	250	244,029
Broad River BSL Funding CLO Ltd.,
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	5.413(c)	07/20/34	750	716,208
Carlyle CLO Ltd.,
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	5.445(c)	04/30/31	250	243,750
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	5.049(c)	04/17/31	249	242,388
Greenwood Park CLO Ltd.,
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	5.089(c)	04/15/31	250	243,522
Greywolf CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	5.357(c)	04/26/31	750	730,593
Jamestown CLO Ltd.,
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.443(c)	10/20/34	250	238,701
Madison Park Funding Ltd.,
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.154(c)	10/15/32	750	730,383
MidOcean Credit CLO,
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	4.634(c)	02/20/31	250	233,828
OZLM Ltd.,
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	5.829(c)	04/17/31	250	234,563

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     15

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)

Palmer Square CLO Ltd.,
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	4.114%(c)	05/21/34		750	$720,000
TCW CLO Ltd.,
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.595(c)	10/29/34		250	238,025
Series 2020-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.403(c)	04/20/34		750	722,251
Telos CLO Ltd.,
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	5.319(c)	01/17/30		213	208,767
Trimaran Cavu Ltd.,
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	5.535(c)	04/23/32		500	486,655
Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.292(c)	04/25/31		250	243,321
Wind River CLO Ltd.,
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	5.289(c)	10/15/34		250	238,893

					7,886,018

Ireland 1.9%

Ares European CLO DAC,
Series 11A, Class B2R, 144A	1.950	04/15/32	EUR	500	424,292
Armada Euro CLO DAC,
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	250	236,072
Carlyle Euro CLO DAC,
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	2.368(c)	10/15/35	EUR	300	280,861
Carlyle Global Market Strategies Euro CLO Ltd.,
Series 2014-02A, Class AR1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	1.071(c)	11/15/31	EUR	500	476,879

					1,418,104

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Spain 0.1%

TFS,
Series 2018-03, Class A1	0.000%(cc)	04/16/40^	EUR	—(r)	$69
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%	3.845(c)	04/16/23^	EUR	60	56,270

					56,339

United States 3.4%

Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	4.012(c)	05/17/31		250	240,875
Chase Auto Owner Trust,
Series 2022-AA, Class D, 144A	5.400	06/25/30		200	187,925
Exeter Automobile Receivables Trust,
Series 2021-03A, Class D	1.550	06/15/27		100	89,938
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A	2.780	04/20/28		194	188,174
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34		100	94,875
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		100	95,162
Series 2019-01A, Class D, 144A	4.680	04/14/31		100	90,224
Oportun Funding XIV LLC,
Series 2021-A, Class B, 144A	1.760	03/08/28		100	89,979
Series 2021-A, Class C, 144A	3.440	03/08/28		100	90,066
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29		170	168,006
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32		100	90,145
Santander Drive Auto Receivables Trust,
Series 2022-05, Class C	4.740	10/16/28		200	192,135
Series 2022-06, Class C	4.960	11/15/28		100	95,545
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	6.386(c)	06/25/24		120	111,477
TSTAT Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.300% (Cap N/A, Floor 2.300%)	4.854(c)	07/20/31		750	735,764

					2,560,290

TOTAL ASSET-BACKED SECURITIES (cost $12,743,910)					11,920,751

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     17

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.2%

Canada 0.0%

Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381%(cc)	02/12/55	CAD	22	$14,756

Ireland 0.1%

Last Mile Logistics Pan Euro Finance DAC,
Series 01A, Class D, 144A, 3 Month EURIBOR + 1.900% (Cap N/A, Floor 1.900%)	2.239(c)	08/17/33	EUR	99	84,837

United Kingdom 1.0%

Deco DAC,
Series 2019-RAM, Class B, SONIA + 3.607% (Cap N/A, Floor 3.607%)	5.498(c)	08/07/30	GBP	440	423,269
Taurus DAC,
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)	3.459(c)	08/17/31	GBP	96	102,628
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 1.750%)	3.709(c)	08/17/31	GBP	96	99,500
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)	4.059(c)	08/17/31	GBP	95	95,904

					721,301

United States 7.1%

BANK,
Series 2018-BN10, Class A4	3.428	02/15/61		250	224,631
Series 2020-BN26, Class A3	2.155	03/15/63		200	158,086
Barclays Commercial Mortgage Securities Trust,
Series 2018-CHRS, Class C, 144A	4.267(cc)	08/05/38		380	308,503
Benchmark Mortgage Trust,
Series 2018-B01, Class A3	3.355	01/15/51		142	141,231
Series 2018-B02, Class A3	3.544	02/15/51		200	189,923
Series 2020-B17, Class A4	2.042	03/15/53		75	58,836
Series 2020-B20, Class A3	1.945	10/15/53		100	83,310
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.412(c)	10/15/36		85	81,364
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	5.712(c)	10/15/36		85	80,744
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	10/15/36		517	493,839
Series 2022-AHP, Class E, 144A, 1 Month SOFR + 3.040% (Cap N/A, Floor 3.040%)	6.416(c)	01/17/39		400	373,114

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)

BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	6.076%(c)	01/15/39	350	$321,176
Citigroup Commercial Mortgage Trust,
Series 2018-B02, Class A3	3.744	03/10/51	150	136,207
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	6.178(c)	11/15/37	98	93,367
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	5.562(c)	05/15/36	200	191,986
FHLMC Multifamily Structured Pass-Through Certificates,
Series K052, Class X1, IO	0.638(cc)	11/25/25	4,319	66,611
Series K111, Class X1, IO	1.572(cc)	05/25/30	319	28,427
Series K113, Class X1, IO	1.380(cc)	06/25/30	916	73,029
Series KG03, Class X1, IO	1.380(cc)	06/25/30	1,053	82,074
GS Mortgage Securities Trust,
Series 2018-GS09, Class A3	3.727	03/10/51	125	115,544
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)	6.052(c)	06/15/38	150	138,897
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)	6.802(c)	06/15/38	100	92,390
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40	100	56,508
One New York Plaza Trust,
Series 2020-01NYP, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	5.612(c)	01/15/36	100	93,501
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.162(c)	01/15/36	100	93,315
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	246	225,808
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A3	2.684	10/15/49	221	199,358
Series 2021-C59, Class A3	1.958	04/15/54	600	493,173

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     19

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)

Wells Fargo Commercial Mortgage Trust, (cont’d.)
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	5.812%(c)	05/15/31		100	$93,219
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)	7.912(c)	05/15/31		600	551,584

					5,339,755

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,990,735)					6,160,649

CORPORATE BONDS 41.2%

Belgium 0.2%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	4.900	02/01/46		140	121,456

Brazil 0.4%
Petrobras Global Finance BV,
Gtd. Notes	6.625	01/16/34	GBP	300	287,338

Bulgaria 0.2%

Bulgarian Energy Holding EAD, Sr. Unsec’d. Notes	2.450	07/22/28	EUR	200	141,789

Canada 1.5%

Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.125	06/15/26		25	23,716
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		19	18,981
Sr. Unsec’d. Notes, 144A	7.500	03/15/25		21	20,601
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		80	75,872
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A	4.875	02/15/30		35	26,513
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes	2.650	01/15/32		15	11,539
Sr. Unsec’d. Notes	3.750	02/15/52		10	6,619
Fairfax Financial Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	5.625	08/16/32		300	271,668
Hydro-Quebec,
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30		150	186,451

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Canada (cont’d.)

Hydro-Quebec, (cont’d.)
Local Gov’t. Gtd. Notes, Series JN	5.000%	02/15/50	CAD	50	$40,443
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A	4.625	03/01/30		125	97,188
Ontario Teachers’ Cadillac Fairview Properties Trust,
Sr. Unsec’d. Notes, 144A	3.875	03/20/27		300	273,363
Teck Resources Ltd.,
Sr. Unsec’d. Notes	5.400	02/01/43		60	48,755

					1,101,709

China 2.4%

Agricultural Development Bank of China,
Sr. Unsec’d. Notes	3.800	10/27/30	CNH	6,000	845,105
Aircraft Finance Co. Ltd.,
Sr. Sec’d. Notes, Series B	4.100	03/29/26		62	61,183
China Development Bank,
Sr. Unsec’d. Notes	4.300	08/02/32	CNH	5,000	731,990
Unsec’d. Notes	4.200	01/19/27	CNH	1,000	141,895

					1,780,173

Denmark 0.6%

Danske Bank A/S,
Sr. Unsec’d. Notes, 144A	1.171(ff)	12/08/23		300	298,272
Sub. Notes, EMTN	2.500(ff)	06/21/29	EUR	150	140,872

					439,144

France 2.7%

Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, 144A	1.604	10/04/26		200	168,845
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A	2.591(ff)	01/20/28		200	168,338
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32		400	294,650
BPCE SA,
Sr. Unsec’d. Notes, 144A	2.045(ff)	10/19/27		250	207,763
Credit Agricole Assurances SA,
Sub. Notes	4.250(ff)	01/13/25(oo)	EUR	100	95,805
Iliad Holding SASU,
Sr. Sec’d. Notes, 144A	5.125	10/15/26	EUR	100	91,808
La Poste SA,
Sr. Unsec’d. Notes, EMTN	1.375	04/21/32	EUR	100	80,920

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     21

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France (cont’d.)

Regie Autonome des Transports Parisiens,
Sr. Unsec’d. Notes, EMTN	0.400%	12/19/36	EUR	91	$79,870
SNCF Reseau,
Sr. Unsec’d. Notes, Series MPLE	4.700	06/01/35	CAD	100	75,101
Societe Generale SA,
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26		200	166,710
Sr. Unsec’d. Notes, 144A	2.797(ff)	01/19/28		200	165,635
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25		255	233,897
Verallia SA,
Gtd. Notes	1.625	05/14/28	EUR	200	163,408

					1,992,750

Germany 1.6%

Allianz SE,
Jr. Sub. Notes	3.375(ff)	09/18/24(oo)	EUR	100	95,464
Deutsche Bahn Finance GMBH,
Gtd. Notes, MTN	3.800	09/27/27	AUD	100	59,887
Deutsche Bank AG,
Sr. Unsec’d. Notes	0.898	05/28/24		265	243,227
Sr. Unsec’d. Notes	1.447(ff)	04/01/25		210	191,288
Sr. Unsec’d. Notes	2.552(ff)	01/07/28		150	120,032
Sub. Notes, EMTN	3.662(ff)	04/10/25	CNH	1,000	131,819
TK Elevator Midco GmbH,
Sr. Sec’d. Notes	4.375	07/15/27	EUR	153	127,691
Volkswagen International Finance NV,
Gtd. Notes	2.700(ff)	12/14/22(oo)	EUR	100	98,460
Gtd. Notes	4.625(ff)	03/24/26(oo)	EUR	100	93,585

					1,161,453

Hong Kong 0.4%

HKT Capital No. 3 Ltd.,
Gtd. Notes	1.650	04/10/27	EUR	200	170,841
Sun Hung Kai Properties Capital Market Ltd.,
Gtd. Notes, EMTN	3.200	08/14/27	CNH	1,000	129,970

					300,811

Hungary 0.1%

MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	0.375	06/09/26	EUR	100	80,005

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

India 0.3%

NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750%	02/01/27	EUR	200	$181,319
Power Finance Corp. Ltd.,
Sr. Unsec’d. Notes, GMTN	1.841	09/21/28	EUR	100	77,010

					258,329

Indonesia 0.1%

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	100	69,072

Israel 0.1%

Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.500	03/30/24		100	95,240

Italy 1.0%

Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500(ff)	10/27/47	EUR	100	96,853
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A	3.375	01/12/23		200	199,102
Nexi SpA,
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	414	325,558
Rossini Sarl,
Sr. Sec’d. Notes, 144A	6.750	10/30/25	EUR	100	96,857

					718,370

Jamaica 0.1%

Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A	8.000	12/31/26		100	58,375

Japan 0.4%

Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes	1.538(ff)	07/20/27		210	177,288
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes	2.999	01/22/32		200	148,271

					325,559

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     23

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Kazakhstan 0.2%

Kazakhstan Temir Zholy National Co. JSC, Gtd. Notes	3.250%	12/05/23	CHF	150	$130,773

Luxembourg 0.2%

ARD Finance SA,
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	67,067
Matterhorn Telecom SA,
Sr. Sec’d. Notes	3.125	09/15/26	EUR	100	86,580

					153,647

Malta 0.3%

Freeport Terminal Malta PLC,
Gov’t. Gtd. Notes, 144A	7.250	05/15/28		200	236,279

Mexico 0.9%

Comision Federal de Electricidad,
Sr. Unsec’d. Notes	5.000	09/29/36		150	113,696
Petroleos Mexicanos,
Gtd. Notes	3.625	11/24/25	EUR	300	255,117
Gtd. Notes, EMTN	4.875	02/21/28	EUR	400	305,073

					673,886

Netherlands 0.9%

Cooperatieve Rabobank UA,
Sr. Unsec’d. Notes, GMTN	3.500	12/14/26	AUD	90	53,214
ING Groep NV,
Sr. Unsec’d. Notes	4.017(ff)	03/28/28		200	179,872
JDE Peet’s NV,
Gtd. Notes, 144A	1.375	01/15/27		150	123,092
OCI NV,
Sr. Sec’d. Notes	3.625	10/15/25	EUR	225	216,749
United Group BV,
Sr. Sec’d. Notes, 144A	5.250	02/01/30	EUR	150	105,249

					678,176

Peru 0.1%

Peru Enhanced Pass-Through Finance Ltd.,
Pass-Through Certificates	1.962(s)	06/02/25		75	69,989

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Philippines 0.2%

Bangko Sentral ng Pilipinas International Bond,
Sr. Unsec’d. Notes, Series A	8.600%	06/15/27		40	$44,800
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes	7.390	12/02/24		123	126,713

					171,513

Portugal 0.1%

CP - Comboios de Portugal EPE,
Sr. Unsec’d. Notes	5.700	03/05/30	EUR	100	110,443

Russia 0.7%

Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	1.450	03/06/23(d)	CHF	600	329,555
Sr. Unsec’d. Notes	2.500	03/21/26(d)	EUR	100	54,354
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	300	172,020

					555,929

Singapore 0.1%

Singapore Telecommunications Ltd.,
Sr. Unsec’d. Notes, 144A	7.375	12/01/31		67	77,230

South Africa 0.2%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN	6.350	08/10/28		200	179,062

Spain 1.1%

Banco Santander SA,
Sr. Unsec’d. Notes	1.722(ff)	09/14/27		200	162,821
Sr. Unsec’d. Notes	5.147	08/18/25		200	192,032
Cellnex Finance Co. SA,
Gtd. Notes, EMTN	2.000	02/15/33	EUR	300	204,859
Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR	100	73,146
Iberdrola International BV,
Gtd. Notes, Series NC6	1.450(ff)	11/09/26(oo)	EUR	200	162,292

					795,150

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     25

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Supranational Bank 0.2%

European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN	4.250%	02/07/28	IDR	300,000	$16,649
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	5.400	01/05/45	CAD	50	41,727
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap 1.820%, Floor 0.000%)	1.820(c)	08/11/26		100	87,050

					145,426

Sweden 0.3%

Svenska Handelsbanken AB,
Sr. Unsec’d. Notes, 144A	1.418(ff)	06/11/27		275	235,267

Switzerland 1.5%

Credit Suisse AG,
Sr. Unsec’d. Notes	5.000	07/09/27		450	403,984
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25		250	222,280
UBS Group AG,
Sr. Unsec’d. Notes, 144A	1.364(ff)	01/30/27		200	167,723
Sr. Unsec’d. Notes, 144A	1.494(ff)	08/10/27		200	164,621
Sr. Unsec’d. Notes, 144A	4.751(ff)	05/12/28		200	183,239

					1,141,847

United Arab Emirates 0.9%

DP World Ltd.,
Sr. Unsec’d. Notes	4.250	09/25/30	GBP	100	105,384
DP World PLC,
Sr. Unsec’d. Notes	2.375	09/25/26	EUR	200	182,203
Emirates NBD Bank PJSC,
Sr. Unsec’d. Notes, MTN	4.750	02/09/28	AUD	380	237,264
MDGH GMTN RSC Ltd.,
Gtd. Notes, EMTN	6.875	03/14/26	GBP	100	116,386

					641,237

United Kingdom 3.9%

Barclays Bank PLC,
Sr. Unsec’d. Notes, EMTN	0.500	01/28/33	MXN	10,000	148,850
Barclays PLC,
Sr. Unsec’d. Notes	3.932(ff)	05/07/25		200	190,561

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Barclays PLC, (cont’d.)
Sr. Unsec’d. Notes	5.501%(ff)	08/09/28		240	$221,427
BAT Capital Corp.,
Gtd. Notes	2.259	03/25/28		80	63,307
Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	200	186,308
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	100	79,650
BP Capital Markets PLC,
Gtd. Notes	4.375(ff)	06/22/25(oo)		150	140,501
DS Smith PLC,
Sr. Unsec’d. Notes, EMTN	0.875	09/12/26	EUR	100	84,231
eG Global Finance PLC,
Sr. Sec’d. Notes	6.250	10/30/25	EUR	200	170,328
Sr. Sec’d. Notes, 144A	6.250	10/30/25	EUR	100	85,000
HSBC Holdings PLC,
Sr. Unsec’d. Notes	1.589(ff)	05/24/27		200	163,979
Sr. Unsec’d. Notes	2.013(ff)	09/22/28		200	156,829
Sr. Unsec’d. Notes	2.804(ff)	05/24/32		200	143,242
Kane Bidco Ltd.,
Sr. Sec’d. Notes, 144A	6.500	02/15/27	GBP	150	137,530
Market Bidco Finco PLC,
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	100	86,733
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes	1.673(ff)	06/14/27		350	285,267
Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A	6.000	11/15/26	GBP	175	144,535
TalkTalk Telecom Group Ltd.,
Gtd. Notes	3.875	02/20/25	GBP	200	182,341
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	4.250	01/15/30	GBP	300	272,702

					2,943,321

United States 17.3%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39		50	40,275
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		50	41,368

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     27

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	07/15/26		175	$167,518
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27		50	46,150
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	88,751
American Medical Systems Europe BV,
Gtd. Notes	1.625	03/08/31	EUR	100	82,869
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.875	08/20/26		75	70,476
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	7.875	05/15/26		150	152,923
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		25	24,630
Gtd. Notes, 144A	9.000	11/01/27		25	30,396
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29		25	18,774
Sr. Unsec’d. Notes, 144A	4.625	04/01/30		25	18,558
AT&T, Inc.,
Sr. Unsec’d. Notes	3.550	09/15/55		40	25,318
Sr. Unsec’d. Notes	3.650	09/15/59		69	43,702
Sr. Unsec’d. Notes	4.100	01/19/26	AUD	100	62,206
Avantor Funding, Inc.,
Sr. Sec’d. Notes	2.625	11/01/25	EUR	250	229,732
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25		50	45,421
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)		190	155,826
Jr. Sub. Notes, Series RR	4.375(ff)	01/27/27(oo)		150	120,335
Sr. Unsec’d. Notes	1.734(ff)	07/22/27		270	230,794
Sr. Unsec’d. Notes	2.572(ff)	10/20/32		130	98,173
Sr. Unsec’d. Notes	2.687(ff)	04/22/32		195	150,500
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29		300	242,760
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30		85	71,121
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27		135	60,726
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		5	1,928
Gtd. Notes, 144A	5.250	01/30/30		25	9,625

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A	6.250%	02/15/29	10	$3,900
Beazer Homes USA, Inc.,
Gtd. Notes	6.750	03/15/25	50	46,497
Gtd. Notes	7.250	10/15/29	20	16,551
Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	100	86,970
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	2.350	11/13/40	10	6,511
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.500	08/16/31	10	7,173
Sr. Unsec’d. Notes	4.125	05/15/29	65	55,578
Broadcom, Inc.,
Gtd. Notes	4.150	11/15/30	230	197,870
Gtd. Notes, 144A	3.500	02/15/41	30	20,022
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	102	70,748
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	65	49,571
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950	02/28/34	90	75,269
Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	75	61,364
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	60	50,985
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	10	8,463
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	50	44,485
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.500	04/14/27	235	216,103
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	50	39,498
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	75	67,674
CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	100	86,297
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43	40	32,144
Gtd. Notes	5.375	03/15/44	40	34,029
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.300	02/01/32	40	28,569
Sr. Sec’d. Notes	3.900	06/01/52	135	83,508
Sr. Sec’d. Notes	4.800	03/01/50	35	24,713
Sr. Sec’d. Notes	6.384	10/23/35	100	91,499
Cigna Corp.,
Sr. Unsec’d. Notes	2.400	03/15/30	25	20,333

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     29

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Citigroup, Inc.,
Jr. Sub. Notes	3.875%(ff)	02/18/26(oo)		150	$123,072
Sr. Unsec’d. Notes	1.462(ff)	06/09/27		300	254,858
Sr. Unsec’d. Notes	2.520(ff)	11/03/32		35	26,197
Sr. Unsec’d. Notes	2.561(ff)	05/01/32		100	76,215
Sr. Unsec’d. Notes	3.106(ff)	04/08/26		300	279,988
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29		100	88,157
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A	3.900	04/05/32		230	192,567
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A	4.625	12/01/30		200	144,089
Dana, Inc.,
Sr. Unsec’d. Notes	4.500	02/15/32		50	38,061
Sr. Unsec’d. Notes	5.375	11/15/27		25	22,635
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		50	36,281
Gtd. Notes, 144A	4.625	06/01/30		100	77,968
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27		45	2,295
Discovery Communications LLC,
Gtd. Notes	5.300	05/15/49		60	43,257
DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26		100	84,478
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25		37	34,951
Elevance Health, Inc.,
Sr. Unsec’d. Notes	2.875	09/15/29		100	85,008
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		75	73,016
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		100	82,797
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)		50	43,051
Sr. Unsec’d. Notes	5.000	05/15/50		20	15,208
Sr. Unsec’d. Notes	6.250	04/15/49		25	21,822
Enterprise Products Operating LLC,
Gtd. Notes	3.700	01/31/51		15	10,149
Gtd. Notes	4.450	02/15/43		20	15,822
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.500	05/21/27	EUR	100	88,792

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Ford Motor Co.,
Sr. Unsec’d. Notes	5.291%	12/08/46	125	$92,525
General Motors Co.,
Sr. Unsec’d. Notes	5.150	04/01/38	50	40,858
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.700	06/10/31	75	55,822
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	130	99,274
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	300	251,950
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	20	14,595
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	195	148,981
Sr. Unsec’d. Notes	4.482(ff)	08/23/28	375	348,509
HCA, Inc.,
Gtd. Notes	5.250	04/15/25	100	98,350
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	25	22,777
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	25	23,016
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	50	40,650
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	150	106,458
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	200	177,571
Sr. Unsec’d. Notes	2.069(ff)	06/01/29	250	202,235
Sr. Unsec’d. Notes	2.083(ff)	04/22/26	90	81,953
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	110	83,125
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	125	96,141
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	65	56,598
Kimco Realty Corp.,
Sr. Unsec’d. Notes	4.600	02/01/33	75	66,440
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	53	42,651
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	93	85,705
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.375	01/31/32	50	43,076
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	6.500	03/01/41	50	48,769
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series HH	2.850	04/15/31	75	58,454

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     31

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Masonite International Corp.,
Gtd. Notes, 144A	3.500%	02/15/30		50	$39,735
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		50	40,840
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		25	19,487
Morgan Stanley,
Sr. Unsec’d. Notes	0.406(ff)	10/29/27	EUR	200	168,555
Sr. Unsec’d. Notes	1.593(ff)	05/04/27		110	94,212
Sr. Unsec’d. Notes, EMTN	7.500	12/15/27	MXN	1,000	43,224
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32		50	37,098
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32		180	130,459
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32		55	41,456
MPLX LP,
Sr. Unsec’d. Notes	4.000	03/15/28		25	22,630
Sr. Unsec’d. Notes	4.950	09/01/32		450	407,606
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.375	04/24/30	GBP	250	178,122
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28		15	12,234
Gtd. Notes, 144A	6.000	01/15/27		35	31,378
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.450	04/01/26		100	93,005
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25		75	72,919
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		53	50,452
OneMain Finance Corp.,
Gtd. Notes	4.000	09/15/30		25	18,851
ONEOK, Inc.,
Gtd. Notes	4.450	09/01/49		120	82,555
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen
Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000	10/15/27		50	44,250
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		75	68,317
Phillips 66,
Gtd. Notes	3.700	04/06/23		15	14,921
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		50	41,349
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28		5	4,146
Sr. Unsec’d. Notes	2.850	12/15/32		5	3,912

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Skyworks Solutions, Inc.,
Sr. Unsec’d. Notes	3.000%	06/01/31		75	$55,756
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28		60	51,333
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27		180	175,506
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30		25	20,243
Stryker Corp.,
Sr. Unsec’d. Notes	2.625	11/30/30	EUR	100	88,978
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		50	47,471
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN	2.714(ff)	06/04/52	EUR	100	73,485
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28		50	44,788
Gtd. Notes, 144A	7.500	10/01/25		50	50,644
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33		40	33,481
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27		25	23,509
Sr. Unsec’d. Notes, 144A	5.125	08/01/30		10	8,314
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28		50	43,351
T-Mobile USA, Inc.,
Sr. Unsec’d. Notes	4.375	04/15/40		30	24,453
Sr. Unsec’d. Notes	4.500	04/15/50		40	31,751
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28		75	65,051
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)		200	153,543
UGI International LLC,
Gtd. Notes, 144A	2.500	12/01/29	EUR	150	109,400
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33		23	18,021
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26		60	54,897
Sr. Sec’d. Notes, 144A	4.625	04/15/29		10	8,585
United Rentals North America, Inc.,
Gtd. Notes	5.250	01/15/30		60	55,636

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     33

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875%	02/15/25	100	$99,085
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	125	109,447
Ventas Realty LP,
Gtd. Notes	2.500	09/01/31	130	98,459
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	5	4,326
Sr. Sec’d. Notes, 144A	4.125	08/15/31	5	4,275
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.550	03/21/31	45	35,548
Sr. Unsec’d. Notes	2.650	11/20/40	45	28,563
Sr. Unsec’d. Notes	3.400	03/22/41	20	14,185
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	110	68,490
Gtd. Notes	4.000	06/22/50	15	8,733
VICI Properties LP,
Sr. Unsec’d. Notes	4.950	02/15/30	160	143,852
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	25	22,218
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	125	118,725
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	45	41,514
Gtd. Notes, 144A	5.625	02/15/27	75	71,478
Warner Media LLC,
Gtd. Notes	4.050	12/15/23	150	147,040
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	3.755	03/15/27	100	88,998
Gtd. Notes, 144A	5.050	03/15/42	65	47,525
Gtd. Notes, 144A	5.141	03/15/52	130	91,011
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.164(ff)	02/11/26	85	77,975
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	130	106,543
Welltower, Inc.,
Sr. Unsec’d. Notes	2.050	01/15/29	50	39,401
Sr. Unsec’d. Notes	3.100	01/15/30	70	57,241
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.500	10/15/51	30	19,235
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	55	50,752

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

WPC Eurobond BV,
Gtd. Notes	0.950%	06/01/30	EUR	100	$67,073
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A	7.750	04/15/25		50	48,735

					12,914,732

TOTAL CORPORATE BONDS
(cost $38,353,583)					30,785,480

FLOATING RATE AND OTHER LOANS 0.0%

United States

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%	11.208(c)	05/25/26		5	5,113
Second Lien Term Loan, 1 Month SOFR + 3.350%	6.458(c)	08/24/26		149	28,620

TOTAL FLOATING RATE AND OTHER LOANS
(cost $58,579)					33,733

MUNICIPAL BOND 0.2%

Puerto Rico

Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
(cost $164,017)	0.000(cc)	11/01/43		299	139,679

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.9%

Spain 0.1%

Retiro Mortgage Securities DAC,
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	3.578(c)	07/30/75	EUR	43	41,863

United Kingdom 0.1%

Jupiter Mortgage No. 1 PLC,
Series 01A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	3.088(c)	07/20/60	GBP	100	111,802

United States 2.7%

Bellemeade Re Ltd.,
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	4.747(c)	03/25/31		84	84,125

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     35

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)

BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%	4.740%(c)	09/12/26^	33		$33,275
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	6.147(c)	12/25/41	110		97,712
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	9.247(c)	03/25/42	25		24,461
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	8.247(c)	03/25/42	20		18,850
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	6.997(c)	11/25/50	35		31,637
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	5.597(c)	11/25/50	103		102,674
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	7.186(c)	07/25/50	—(r	)	291
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	5.647(c)	01/25/51	10		8,505
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)	4.797(c)	01/25/51	69		65,684
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	6.497(c)	10/25/33	45		38,494
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	6.047(c)	01/25/34	30		26,078
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	4.647(c)	01/25/34	17		16,479
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	6.397(c)	10/25/41	100		88,000
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.347(c)	09/25/41	30		25,642
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	5.097(c)	09/25/41	70		59,544
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	5.897(c)	04/25/42	140		129,850
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A	2.487	11/25/49	159		147,463
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A	2.625(cc)	01/25/59	5		4,996

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)

Home Re Ltd.,
Series 2021-01, Class M1B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.136%(c)	07/25/33		127	$125,814
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	6.858(cc)	09/25/59		62	61,656
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		69	67,235
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60		170	144,428
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)	4.597(c)	04/25/34		300	293,401
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	7.411(c)	12/25/22		97	94,470
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	02/25/23		100	98,683
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	6.236(c)	08/25/25		100	97,965

					1,987,412

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $2,300,852)					2,141,077

SOVEREIGN BONDS 22.6%

Andorra 0.2%

Andorra International Bond,
Sr. Unsec’d. Notes, EMTN	1.250	05/06/31	EUR	200	160,602

Austria 0.2%

Republic of Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	5.375	12/01/34	CAD	180	146,583

Brazil 0.8%

Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477	07/24/23		81	80,014
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		510	489,058

					569,072

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     37

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Bulgaria 0.2%

Bulgaria Government International Bond,
Sr. Unsec’d. Notes	1.375%	09/23/50	EUR	100	$47,516
Sr. Unsec’d. Notes, GMTN	3.125	03/26/35	EUR	100	78,338

					125,854

Canada 0.5%

City of Montreal Canada,
Unsec’d. Notes	3.000	09/01/27	CAD	200	140,481
Municipal Finance Authority of British Columbia,
Unsec’d. Notes	2.500	04/19/26	CAD	200	139,875
Province of Nova Scotia,
Unsec’d. Notes	3.450	06/01/45	CAD	50	31,140
Province of Saskatchewan,
Unsec’d. Notes	3.300	06/02/48	CAD	100	60,711

					372,207

Chile 0.1%

Chile Government International Bond,
Sr. Unsec’d. Notes	1.440	02/01/29	EUR	115	93,568

China 1.2%

China Government Bond,
Sr. Unsec’d. Notes	3.600	06/27/28	CNH	2,000	283,185
Sr. Unsec’d. Notes	3.950	06/29/43	CNH	1,500	217,886
Sr. Unsec’d. Notes	4.000	11/30/35	CNH	500	74,088
Sr. Unsec’d. Notes	4.400	12/12/46	CNH	500	75,713
China Government International Bond,
Sr. Unsec’d. Notes	0.250	11/25/30	EUR	100	76,461
Export-Import Bank of China (The),
Sr. Unsec’d. Notes	4.400	05/14/24	CNH	1,000	139,328

					866,661

Colombia 0.8%

Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000	01/30/30		200	141,300
Sr. Unsec’d. Notes	9.850	06/28/27	COP	200,000	35,017
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	500	445,577

					621,894

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Croatia 0.3%

Croatia Government International Bond,
Sr. Unsec’d. Notes	1.125%	06/19/29	EUR	200	$166,372
Sr. Unsec’d. Notes	1.125	03/04/33	EUR	100	72,253

					238,625

Cyprus 0.7%

Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.625	01/21/30	EUR	100	77,237
Sr. Unsec’d. Notes, EMTN	1.250	01/21/40	EUR	20	12,703
Sr. Unsec’d. Notes, EMTN	2.375	09/25/28	EUR	100	91,018
Sr. Unsec’d. Notes, EMTN	2.750	06/27/24	EUR	100	99,430
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	200	172,734
Sr. Unsec’d. Notes, EMTN	2.750	05/03/49	EUR	30	23,232
Sr. Unsec’d. Notes, EMTN	4.250	11/04/25	EUR	50	50,704

					527,058

Denmark 0.0%

Denmark Government Bond,
Bonds, Series 30 YR	0.250	11/15/52	DKK	300	21,224

Dominican Republic 0.1%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.950	01/25/27		100	93,113

France 0.1%

Caisse Francaise de Financement Local,
Covered Bonds, EMTN	4.680	03/09/29	CAD	100	74,240

Germany 0.1%

Bundesrepublik Deutschland Bundesanleihe,
Bonds	0.000	08/15/31	EUR	100	82,451

Greece 2.1%

Hellenic Republic Government Bond,
Bonds	4.300	02/24/24	EUR	21	20,540
Bonds	4.300	02/24/25	EUR	13	12,887
Bonds	4.300	02/24/26	EUR	34	32,537
Bonds	4.300	02/24/27	EUR	65	61,590
Bonds	4.300	02/24/28	EUR	42	39,985
Bonds	4.300	02/24/29	EUR	25	22,976

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     39

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Greece (cont’d.)

Hellenic Republic Government Bond, (cont’d.)
Bonds	4.300%	02/24/30	EUR	10	$9,041
Bonds	4.300	02/24/31	EUR	23	20,478
Bonds	4.300	02/24/32	EUR	24	21,133
Bonds	4.300	02/24/33	EUR	46	39,924
Bonds	4.300	02/24/34	EUR	22	18,860
Bonds	4.300	02/24/35	EUR	33	27,988
Bonds	4.300	02/24/36	EUR	24	19,742
Bonds	4.300	02/24/37	EUR	16	14,013
Bonds	4.300	02/24/38	EUR	15	12,991
Bonds	4.300	02/24/39	EUR	23	19,696
Bonds	4.300	02/24/40	EUR	23	19,471
Bonds	4.300	02/24/41	EUR	23	19,247
Bonds	4.300	02/24/42	EUR	37	31,557
Bonds, 144A	0.750	06/18/31	EUR	300	216,845
Sr. Unsec’d. Notes, 144A	1.875	02/04/35	EUR	1,019	736,166
Sr. Unsec’d. Notes, 144A	1.875	01/24/52	EUR	135	74,038
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	50	48,992

					1,540,697

Hong Kong 0.3%

Airport Authority,
Sr. Unsec’d. Notes, 144A	2.500	01/12/32		245	194,773
Hong Kong Government International Bond,
Sr. Unsec’d. Notes, GMTN	1.000	11/24/41	EUR	100	65,140

					259,913

Hungary 0.4%

Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750	10/10/27	EUR	100	84,236
Sr. Unsec’d. Notes	1.750	06/05/35	EUR	100	60,425
Sr. Unsec’d. Notes, 144A	2.125	09/22/31		200	142,413

					287,074

India 0.2%

Export-Import Bank of India,
Sr. Unsec’d. Notes, EMTN	3.450	06/25/26	CNH	1,000	132,623

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Indonesia 1.2%

Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900%	02/14/27	EUR	100	$82,908
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	100	64,724
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	86,490
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	200	184,902
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	100	95,755
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	200	183,790
Sr. Unsec’d. Notes, EMTN	4.125	01/15/25		200	195,100

					893,669

Israel 0.7%

Israel Government Bond – Fixed,
Bonds, Series 0537	1.500	05/31/37	ILS	1,100	242,140
Israel Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.500	01/18/27	EUR	100	90,061
Sr. Unsec’d. Notes, EMTN	1.500	01/16/29	EUR	270	232,844

					565,045

Italy 2.7%

Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800	03/01/67	EUR	105	72,272
Sr. Unsec’d. Notes, 144A	0.950	12/01/31	EUR	100	75,250
Sr. Unsec’d. Notes, 144A	1.450	03/01/36	EUR	120	84,888
Sr. Unsec’d. Notes, 144A	1.700	09/01/51	EUR	150	86,635
Sr. Unsec’d. Notes, 144A	1.800	03/01/41	EUR	415	275,800
Sr. Unsec’d. Notes, 144A	3.350	03/01/35	EUR	335	297,719
Region of Lazio,
Sr. Unsec’d. Notes	3.088	03/31/43	EUR	86	73,196
Repubic of Italy Government International Bond Coupon Strips,
Sr. Unsec’d. Notes	1.737(s)	02/20/31	EUR	85	57,778
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.875	10/17/29		200	160,913
Sr. Unsec’d. Notes, EMTN	5.345	01/27/48	EUR	50	52,308
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	100	115,851
Sr. Unsec’d. Notes, MTN	5.125	07/31/24	EUR	350	358,732
Sr. Unsec’d. Notes, MTN	5.200	07/31/34	EUR	300	305,150

					2,016,492

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     41

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Japan 0.4%

Japan Government Thirty Year Bond,
Bonds, Series 70	0.700%	03/20/51	JPY	12,700	$71,671
Japan Government Twenty Year Bond,
Bonds, Series 181	0.900	06/20/42	JPY	30,000	196,405

					268,076

Kazakhstan 0.4%

Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.600	09/30/26	EUR	200	169,707
Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	115	99,890

					269,597

Lithuania 0.2%

Lithuania Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.125	10/22/35	EUR	200	151,789

Mexico 1.3%

Mexico Government International Bond,
Sr. Unsec’d. Notes	2.375	02/11/30	EUR	100	83,063
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	200	135,674
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	100	84,977
Sr. Unsec’d. Notes, Series 19	1.440	07/24/24	JPY	100,000	679,132

					982,846

New Zealand 0.1%

New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	100	49,692

Panama 0.5%

Panama Government International Bond,
Sr. Unsec’d. Notes	3.160	01/23/30		200	162,600
Sr. Unsec’d. Notes	3.875	03/17/28		200	180,850

					343,450

Peru 0.6%

Peru Government Bond,
Sr. Unsec’d. Notes	6.150	08/12/32	PEN	30	6,420
Peruvian Government International Bond,
Sr. Unsec’d. Notes	1.250	03/11/33	EUR	105	68,932

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Peru (cont’d.)

Peruvian Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	2.392%	01/23/26		85	$76,463
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	300	282,818
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	100	21,595

					456,228

Philippines 0.5%

Philippine Government International Bond,
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	500	386,437

Portugal 1.0%

Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	0.300	10/17/31	EUR	200	156,106
Sr. Unsec’d. Notes, 144A	1.150	04/11/42	EUR	85	56,495
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	195	208,702
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	135	145,234
Sr. Unsec’d. Notes, 144A, Series 15 YR	2.250	04/18/34	EUR	50	45,125
Unsec’d. Notes, 144A	1.000	04/12/52	EUR	260	134,678

					746,340

Qatar 0.3%

Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A	3.400	04/16/25		200	193,072

Romania 0.4%

Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.125	03/07/28	EUR	180	139,284
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	50	33,424
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	67,559
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	50	33,008

					273,275

Saudi Arabia 0.3%

Saudi Government International Bond,
Sr. Unsec’d. Notes	2.000	07/09/39	EUR	200	138,268
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	125	86,418

					224,686

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     43

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Serbia 0.5%

Serbia International Bond,
Sr. Unsec’d. Notes	1.650%	03/03/33	EUR	100	$58,078
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	250	210,049
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		200	137,663

					405,790

Singapore 0.0%

Singapore Government Bond,
Bonds	2.750	03/01/46	SGD	40	26,262

Slovenia 0.3%

Slovenia Government Bond,
Unsec’d. Notes, Series RS86	0.000	02/12/31	EUR	300	223,613

South Africa 0.3%

Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series R209	6.250	03/31/36	ZAR	7,100	244,943

Spain 1.2%

Autonomous Community of Catalonia,
Sr. Unsec’d. Notes	4.220	04/26/35	EUR	100	99,518
Spain Government Bond,
Sr. Unsec’d. Notes, 144A	0.500	04/30/30	EUR	35	29,065
Sr. Unsec’d. Notes, 144A	0.500	10/31/31	EUR	250	197,450
Sr. Unsec’d. Notes, 144A	0.850	07/30/37	EUR	110	75,170
Sr. Unsec’d. Notes, 144A	1.000	10/31/50	EUR	190	101,737
Sr. Unsec’d. Notes, 144A	1.850	07/30/35	EUR	285	237,654
Sr. Unsec’d. Notes, 144A	3.450	07/30/66	EUR	60	55,348
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	100	117,312

					913,254

Ukraine 0.2%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	541	80,196
Sr. Unsec’d. Notes	6.750	06/20/28(d)	EUR	200	32,402
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	100	14,824

					127,422

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

United Arab Emirates 0.2%

UAE International Government Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.000%	10/19/31		205	$162,117

United Kingdom 0.9%

Isle of Man Government International Bond,
Unsec’d. Notes	5.375	08/14/34	GBP	100	123,046
Unsec’d. Notes	5.625	03/29/30	GBP	100	123,338
United Kingdom Gilt,
Bonds(k)	4.250	12/07/46	GBP	330	404,572

					650,956

Uruguay 0.1%

Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375	10/27/27		39	38,823
Sr. Unsec’d. Notes	4.375	01/23/31		62	59,442

					98,265

TOTAL SOVEREIGN BONDS
(cost $24,276,284)					16,886,775

U.S. GOVERNMENT AGENCY OBLIGATION 0.2%
Tennessee Valley Authority
Sr. Unsec’d. Notes
(cost $189,079)	5.625	06/07/32	GBP	100	125,121

U.S. TREASURY OBLIGATIONS(k) 2.4%
U.S. Treasury Bonds	2.750	08/15/47		675	506,250
U.S. Treasury Notes	1.125	02/15/31		1,600	1,279,750

TOTAL U.S. TREASURY OBLIGATIONS
(cost $2,204,456)					1,786,000

			Shares

EXCHANGE-TRADED FUNDS 1.6%
iShares 0-5 Year High Yield Corporate Bond ETF				3,000	122,550
iShares iBoxx $ Investment Grade Corporate Bond ETF				800	81,080
iShares iBoxx High Yield Corporate Bond ETF(a)				3,500	257,005
iShares MBS ETF(a)				8,000	722,720

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     45

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

EXCHANGE-TRADED FUNDS (Continued)
iShares National Muni Bond ETF	100	$10,151

TOTAL EXCHANGE-TRADED FUNDS
(cost $1,211,582)		1,193,506

TOTAL LONG-TERM INVESTMENTS
(cost $88,493,077)		71,172,771

SHORT-TERM INVESTMENTS 4.4%

AFFILIATED MUTUAL FUND 1.2%
PGIM Institutional Money Market Fund
(cost $878,894; includes $877,738 of cash collateral for securities on loan)(b)(wa)	879,686	878,894

UNAFFILIATED FUND 3.2%
Dreyfus Government Cash Management (Institutional Shares)
(cost $2,367,832)	2,367,832	2,367,832

OPTIONS PURCHASED*~ 0.0%
(cost $10,079)		45,614

TOTAL SHORT-TERM INVESTMENTS
(cost $3,256,805)		3,292,340

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 99.6%
(cost $91,749,882)		74,465,111

OPTIONS WRITTEN*~ (0.0)%
(premiums received $12,000)		(51,806)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 99.6%
(cost $91,737,882)		74,413,305
Other assets in excess of liabilities(z) 0.4%		323,941

NET ASSETS 100.0%		$74,737,246

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

See Notes to Financial Statements.

46

IDR—Indonesian Rupiah

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

BUBOR—Budapest Interbank Offered Rate

CDOR—Canadian Dollar Offered Rate

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CPI—Consumer Price Index

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

EuroSTR—Euro Short-Term Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HICP—Harmonised Index of Consumer Prices

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MPLE—Maple Bonds

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     47

Schedule of Investments (continued)

as of October 31, 2022

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Tresor

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

REMIC—Real Estate Mortgage Investment Conduit

S—Semiannual payment frequency for swaps

SAIBOR—Saudi Arabian Interbank Offered Rate

SARON—Swiss Average Rate Overnight

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SORA—Singapore Overnight Rate Average

STIBOR—Stockholm Interbank Offered Rate

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

THBFIX—Thai Baht Interest Rate Fixing

THOR—Thai Overnight Repurchase Rate

TONAR—Tokyo Overnight Average Rate

UAG—UBS AG

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $89,614 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $852,670; cash collateral of $877,738 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo)	Perpetual security. Maturity date represents next call date.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

48

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swaptions, 05/21/25	Call	DB	05/17/23	2.05%	2.05%(A)	3 Month SAIBOR(Q)/ 5.599%	SAR 3,000	$—
2- Year Interest Rate Swaptions, 05/21/25	Put	DB	05/17/23	2.05%	3 Month SAIBOR(Q)/ 5.599%	2.05%(A)	SAR 3,000	45,614

Total Options Purchased (cost $ 10,079)								$45,614

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swaptions, 05/19/25	Call	DB	05/17/23	1.13%	3 Month LIBOR(Q)/4.460%	1.13%(S)	800	$(65)
2- Year Interest Rate Swaptions, 05/19/25	Put	DB	05/17/23	1.13%	1.13%(S)	3 Month LIBOR(Q)/4.460%	800	(51,741)

Total Options Written (premiums received $ 12,000)								$(51,806)

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
51	2 Year U.S. Treasury Notes	Dec. 2022	$10,423,523	$(121,145)
31	20 Year U.S. Treasury Bonds	Dec. 2022	3,735,500	(414,366)
16	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	2,042,500	(318,154)
5	Euro-OAT	Dec. 2022	656,593	(26,581)

				(880,246)

Short Positions:
14	5 Year Euro-Bobl	Dec. 2022	1,655,694	40,966
13	5 Year U.S. Treasury Notes	Dec. 2022	1,385,719	42,125
25	10 Year Euro-Bund	Dec. 2022	3,420,333	165,249

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     49

Schedule of Investments (continued)

as of October 31, 2022

Futures contracts outstanding at October 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
2	10 Year U.K. Gilt	Dec. 2022	$234,245	$13,661
9	10 Year U.S. Treasury Notes	Dec. 2022	995,344	(13,222)
17	10 Year U.S. Ultra Treasury Notes	Dec. 2022	1,971,735	153,415
32	British Pound Currency	Dec. 2022	2,297,200	(80,043)
113	Euro Currency	Dec. 2022	14,016,944	184,711
25	Euro Schatz Index	Dec. 2022	2,641,963	28,426

				535,288

				$(344,958)

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/02/22	MSI	AUD	393	$248,540	$251,552	$3,012	$—
British Pound,
Expiring 11/02/22	BNP	GBP	1,130	1,279,494	1,296,087	16,593	—
Expiring 11/02/22	DB	GBP	419	475,879	480,172	4,293	—
Expiring 11/02/22	JPM	GBP	126	143,688	144,916	1,228	—
Expiring 11/02/22	MSI	GBP	2,000	2,215,820	2,293,719	77,899	—
Canadian Dollar,
Expiring 11/02/22	MSI	CAD	95	69,086	69,619	533	—
Expiring 01/19/23	MSI	CAD	58	42,714	42,768	54	—
Chinese Renminbi,
Expiring 11/23/22	BARC	CNH	730	102,865	99,607	—	(3,258)
Expiring 11/23/22	UAG	CNH	251	36,416	34,285	—	(2,131)
Danish Krone,
Expiring 11/02/22	MSI	DKK	240	31,888	31,918	30	—
Euro,
Expiring 11/02/22	BNP	EUR	3,883	3,856,410	3,837,868	—	(18,542)
Expiring 11/02/22	JPM	EUR	1,266	1,246,320	1,251,623	5,303	—
Expiring 11/02/22	JPM	EUR	262	258,353	259,299	946	—
Expiring 12/02/22	JPM	EUR	99	99,897	97,928	—	(1,969)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	16,169	37,299	38,453	1,154	—
Expiring 01/19/23	MSI	HUF	28,848	65,683	68,013	2,330	—
Expiring 01/19/23	MSI	HUF	23,113	50,608	54,491	3,883	—
Israeli Shekel,
Expiring 12/21/22	JPM	ILS	181	51,172	51,331	159	—

See Notes to Financial Statements.

50

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen,
Expiring 11/02/22	DB	JPY	9,379	$63,881	$63,092	$—	$(789)
Expiring 11/02/22	MSI	JPY	115,973	779,539	780,104	565	—
Norwegian Krone,
Expiring 01/19/23	BOA	NOK	553	51,650	53,338	1,688	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	905	177,755	186,786	9,031	—
South Korean Won,
Expiring 12/21/22	JPM	KRW	189,652	137,428	133,009	—	(4,419)
Swedish Krona,
Expiring 01/19/23	MSI	SEK	1,030	93,051	93,878	827	—
Swiss Franc,
Expiring 11/02/22	BOA	CHF	468	467,085	467,434	349	—

				$12,082,521	$12,181,290	129,877	(31,108)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/02/22	MSI	AUD	393	$255,434	$251,551	$3,883	$—
Expiring 12/02/22	MSI	AUD	393	248,735	251,774	—	(3,039)
British Pound,
Expiring 11/02/22	MSI	GBP	3,675	3,978,216	4,214,895	—	(236,679)
Expiring 12/02/22	BNP	GBP	1,130	1,280,427	1,297,208	—	(16,781)
Expiring 01/19/23	BOA	GBP	62	71,787	71,512	275	—
Canadian Dollar,
Expiring 11/02/22	BOA	CAD	95	69,354	69,619	—	(265)
Expiring 12/02/22	MSI	CAD	95	69,092	69,633	—	(541)
Expiring 01/19/23	HSBC	CAD	766	554,887	562,733	—	(7,846)
Chinese Renminbi,
Expiring 11/23/22	GSI	CNH	22,521	3,317,284	3,073,818	243,466	—
Expiring 11/23/22	HSBC	CNH	614	87,781	83,863	3,918	—
Colombian Peso,
Expiring 12/21/22	BARC	COP	273,723	60,149	54,930	5,219	—
Danish Krone,
Expiring 11/02/22	BOA	DKK	240	31,264	31,918	—	(654)
Expiring 12/02/22	MSI	DKK	240	31,960	31,994	—	(34)
Euro,
Expiring 11/02/22	UAG	EUR	5,412	5,235,482	5,348,790	—	(113,308)
Expiring 12/02/22	BNP	EUR	3,883	3,864,603	3,846,329	18,274	—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     51

Schedule of Investments (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/23	BOA	EUR	180	$179,486	$179,507	$—	$(21)
Indonesian Rupiah,
Expiring 12/21/22	SCB	IDR	1,526,380	101,867	97,514	4,353	—
Israeli Shekel,
Expiring 12/21/22	CITI	ILS	972	285,124	276,270	8,854	—
Japanese Yen,
Expiring 11/02/22	BARC	JPY	29,795	206,312	200,422	5,890	—
Expiring 11/02/22	MSI	JPY	95,557	664,954	642,774	22,180	—
Expiring 12/02/22	MSI	JPY	115,973	782,149	782,797	—	(648)
Mexican Peso,
Expiring 12/21/22	HSBC	MXN	2,838	138,519	141,949	—	(3,430)
Peruvian Nuevo Sol,
Expiring 12/21/22	BNP	PEN	131	33,191	32,592	599	—
Singapore Dollar,
Expiring 12/21/22	BNP	SGD	41	28,798	28,628	170	—
South African Rand,
Expiring 12/21/22	MSI	ZAR	4,874	279,070	264,314	14,756	—
Swedish Krona,
Expiring 01/19/23	CITI	SEK	771	68,459	70,320	—	(1,861)
Swiss Franc,
Expiring 11/02/22	JPM	CHF	468	474,103	467,433	6,670	—
Expiring 12/02/22	BOA	CHF	468	468,572	468,991	—	(419)

				$22,867,059	$22,914,078	338,507	(385,526)

						$468,384	$(416,634)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)# (3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Arab Republic of Egypt	12/20/27	1.000%	(Q)	200	$65,833	$5	$65,828	BARC
Emirate of Abu Dhabi	12/20/27	1.000%	(Q)	200	(3,883)	5	(3,888)	BARC
Federation of Malaysia	12/20/27	1.000%	(Q)	300	659	8	651	BARC
Federative Republic of Brazil	12/20/27	1.000%	(Q)	1,200	89,714	33	89,681	BARC
Kingdom of Saudi Arabia	12/20/27	1.000%	(Q)	200	(3,025)	5	(3,030)	BARC
People’s Republic of China	12/20/27	1.000%	(Q)	1,200	11,145	33	11,112	BARC
Republic of Argentina	12/20/27	1.000%	(Q)	200	156,946	5	156,941	BARC
Republic of Chile	12/20/27	1.000%	(Q)	300	6,740	8	6,732	BARC

See Notes to Financial Statements.

52

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Colombia	12/20/27	1.000%	(Q)	600	$63,107	$16	$63,091	BARC
Republic of Indonesia	12/20/27	1.000%	(Q)	1,000	15,752	27	15,725	BARC
Republic of Panama	12/20/27	1.000%	(Q)	200	5,460	5	5,455	BARC
Republic of Peru	12/20/27	1.000%	(Q)	300	7,024	8	7,016	BARC
Republic of Philippines	12/20/27	1.000%	(Q)	200	2,157	5	2,152	BARC
Republic of South Africa	12/20/27	1.000%	(Q)	1,100	93,618	30	93,588	BARC
Republic of Turkey	12/20/27	1.000%	(Q)	1,200	252,849	33	252,816	BARC
State of Qatar	12/20/27	1.000%	(Q)	200	(3,900)	5	(3,905)	BARC
Sultanate of Oman	12/20/27	1.000%	(Q)	200	11,565	5	11,560	BARC
United Mexican States	12/20/27	1.000%	(Q)	1,200	31,890	33	31,857	BARC

					$803,651	$269	$803,382

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreement on credit indices— Sell Protection(2)**:
CDX.EM.38.V1	12/20/27	1.000%	(Q)	10,000	2.960%	$(817,007)	$(10,058)	$(806,949)	BARC

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%	(Q)	652	$125,922	$138,201	$(12,279)	BARC
Gazprom PAO	06/20/24	1.000%	(Q)	134	47,201	43,901	3,300	HSBC
Gazprom PAO	06/20/24	1.000%	(Q)	121	42,622	63,515	(20,893)	BARC

					$215,745	$245,617	$(29,872)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     53

Schedule of Investments (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)			Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
DP World PLC	12/20/24	1.000	%(Q)		100		0.854%	$413	$201	$212	BARC
Electricite de France S.A.	12/20/22	1.000	%(Q)	EUR	100		0.674%	160	197	(37)	GSI
Generalitat de Catalunya	12/20/25	1.000	%(Q)		100	*		1,396	(599)	1,995	DB
Halliburton Co.	12/20/26	1.000	%(Q)		50		0.712%	600	397	203	GSI
Hellenic Republic	12/20/31	1.000	%(Q)		140		2.265%	(11,924)	(3,904)	(8,020)	BARC
International Bank for Reconstruction & Development	06/20/23	0.250	%(Q)		740		0.064%	1,086	467	619	BOA
Kingdom of Spain	06/20/25	1.000	%(Q)		1,000		0.352%	17,312	(4,862)	22,174	BOA
Kingdom of Spain	06/20/25	1.000	%(Q)		170		0.352%	2,943	(862)	3,805	BOA
Kingdom of Spain	06/20/25	1.000	%(Q)		15		0.352%	260	104	156	BARC
Republic of Estonia	12/20/26	1.000	%(Q)		50		0.973%	109	392	(283)	JPM
Republic of Indonesia	06/20/23	1.000	%(Q)		475		0.331%	2,558	(387)	2,945	CITI
Republic of Kazakhstan	06/20/23	1.000	%(Q)		85		0.942%	130	—	130	CITI
Republic of Panama	12/20/26	1.000	%(Q)		45		1.397%	(610)	107	(717)	CITI
Republic of Poland	06/20/24	1.000	%(Q)		145		1.201%	(289)	184	(473)	BNP
Republic of South Africa	12/20/23	1.000	%(Q)		300		1.413%	(1,019)	(3,664)	2,645	BOA
Verizon Communications, Inc.	06/20/26	1.000	%(Q)		170		1.164%	(719)	2,593	(3,312)	GSI

								$12,406	$(9,636)	$22,042

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)# (3)	Implied Credit Spread at October 31, 2022(4)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%	(Q)	990	4.795%	$(8,389)	$13,182	$21,571
CDX.NA.IG.38.V1	06/20/27	1.000%	(Q)	8,345	0.819%	46,320	72,008	25,688

						$37,931	$85,190	$47,259

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value

See Notes to Financial Statements.

54

of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2022:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreement:
IDR 1,400,000	8.22%(S)	97	6 Month LIBOR(S)/ 4.916%	CITI	11/29/23	$(3,728)	$—	$(3,728)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     55

Schedule of Investments (continued)

as of October 31, 2022

Inflation swap agreements outstanding at October 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
EUR 200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$ 10,079	$ 10,079
EUR 200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(22,555)	(22,555)

				$—	$ (12,476)	$ (12,476)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	970	02/19/31	1.398%(S)	6 Month BBSW(2)(S)/3.665%	$(2,722)	$(136,264)	$(133,542)
CAD	1,230	04/03/25	0.970%(S)	3 Month CDOR(2)(S)/4.563%	(2,814)	(69,967)	(67,153)
CAD	80	12/03/28	2.600%(S)	3 Month CDOR(2)(S)/4.563%	498	(3,690)	(4,188)
CAD	60	12/03/32	2.700%(S)	3 Month CDOR(2)(S)/4.563%	(2,758)	(4,005)	(1,247)
CAD	50	01/09/38	2.720%(S)	3 Month CDOR(2)(S)/4.563%	(1)	(5,021)	(5,020)
CAD	120	12/03/40	2.800%(S)	3 Month CDOR(2)(S)/4.563%	16,493	(12,871)	(29,364)
CAD	50	05/30/47	2.240%(S)	3 Month CDOR(2)(S)/4.563%	(1,431)	(9,425)	(7,994)
CAD	295	12/03/51	2.800%(S)	3 Month CDOR(2)(S)/4.563%	(29,362)	(33,841)	(4,479)
CHF	70	04/03/28	0.410%(A)	1 Day SARON(2)(S)/0.471%	(254)	(4,783)	(4,529)
CHF	130	01/31/29	0.260%(A)	1 Day SARON(2)(S)/0.471%	(547)	(12,064)	(11,517)
CHF	40	04/03/33	0.687%(A)	1 Day SARON(2)(S)/0.471%	(231)	(5,133)	(4,902)

See Notes to Financial Statements.

56

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CHF	100	12/15/41	0.025%(A)	1 Day SARON(2)(A)/0.471%	$(20,779)	$(32,801)	$(12,022)
CLP	30,200	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)/11.25%	—	(6,624)	(6,624)
CNH	700	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	1,196	1,196
CNH	700	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(1)	1,399	1,400
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	2,674	2,674
CNH	1,440	06/03/24	2.975%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	3,357	3,357
CNH	2,220	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(3)	4,677	4,680
CNH	1,500	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(1)	3,370	3,371
CNH	1,500	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(1)	3,230	3,231
CNH	1,680	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(5)	5,541	5,546
CNH	1,200	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	2,159	2,159
CNH	2,800	03/06/25	2.425%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(2)	3,078	3,080
CNH	5,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(2)	5,007	5,009
CNH	3,200	07/13/25	2.653%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(4)	5,739	5,743
CNH	5,910	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	10	10,788	10,778

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     57

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	5,280	04/12/26	2.810%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	$(13)	$13,467	$13,480
CNH	7,230	08/04/27	2.388%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	2,462	2,462
CZK	5,145	03/31/30	0.710%(A)	6 Month PRIBOR(2)(S)/7.390%	—	(64,075)	(64,075)
DKK	500	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/2.443%	(3,533)	(8,226)	(4,693)
EUR	5,485	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(162,702)	(162,702)
EUR	3,245	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(204,916)	(204,916)
EUR	200	05/11/25	0.100%(A)	1 Day EuroSTR(1)(A)/0.648%	692	12,051	11,359
EUR	350	04/27/30	(0.016)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(69,542)	(69,542)
EUR	342	08/15/30	(0.191)%(A)	1 Day EuroSTR(2)(A)/0.648%	(145)	(68,738)	(68,593)
EUR	100	05/11/31	0.750%(A)	1 Day EuroSTR(1)(A)/0.648%	683	14,290	13,607
EUR	235	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)/2.130%	4,538	(34,821)	(39,359)
EUR	430	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)/2.130%	(8,043)	(76,015)	(67,972)
EUR	150	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/2.130%	—	22,340	22,340
EUR	150	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/1.704%	—	(23,407)	(23,407)

See Notes to Financial Statements.

58

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	364	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/2.130%	$—	$52,654	$52,654
EUR	364	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/2.130%	—	(55,279)	(55,279)
EUR	570	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/2.130%	—	56,650	56,650
EUR	570	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/1.704%	—	(60,052)	(60,052)
EUR	120	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)/2.130%	5,602	(24,754)	(30,356)
GBP	155	05/08/37	1.200%(A)	1 Day SONIA(2)(A)/2.184%	(52,413)	(48,641)	3,772
GBP	225	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/2.184%	48,422	(88,114)	(136,536)
GBP	170	05/08/47	1.250%(A)	1 Day SONIA(2)(A)/2.184%	(34,254)	(68,433)	(34,179)
GBP	35	09/03/50	0.328%(A)	1 Day SONIA(2)(A)/2.184%	—	(21,204)	(21,204)
GBP	60	05/08/52	1.250%(A)	1 Day SONIA(2)(A)/2.184%	(3,723)	(25,864)	(22,141)
HUF	90,865	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)/16.74%	—	(53,176)	(53,176)
JPY	126,000	04/08/23	(0.029)%(S)	1 Day TONAR(2)(S)/(0.062)%	38	(262)	(300)
JPY	179,000	04/08/26	0.018%(S)	1 Day TONAR(2)(S)/(0.062)%	11	(9,500)	(9,511)
JPY	59,000	12/18/27	0.290%(S)	1 Day TONAR(2)(S)/(0.062)%	(558)	(500)	58
JPY	110,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/(0.062)%	(14,950)	(15,148)	(198)
JPY	163,000	11/12/28	0.011%(S)	1 Day TONAR(2)(S)/(0.062)%	6	(25,165)	(25,171)
JPY	25,000	07/08/29	(0.050)%(A)	1 Day TONAR(2)(A)/(0.062)%	(3,766)	(4,787)	(1,021)
JPY	130,000	07/08/32	0.050%(A)	1 Day TONAR(2)(A)/(0.062)%	(10,430)	(42,199)	(31,769)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     59

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	53,000	12/18/32	0.516%(S)	1 Day TONAR(2)(S)/(0.062)%	$(998)	$(3,848)	$(2,850)
JPY	111,500	12/18/37	0.715%(S)	1 Day TONAR(2)(S)/(0.062)%	(3,025)	(18,093)	(15,068)
JPY	57,555	01/04/38	0.757%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,509)	(7,202)	(5,693)
JPY	11,780	12/03/38	0.600%(S)	1 Day TONAR(2)(S)/(0.062)%	(6)	(4,047)	(4,041)
JPY	10,000	10/04/39	0.203%(S)	1 Day TONAR(2)(S)/(0.062)%	(26)	(8,473)	(8,447)
JPY	21,500	12/03/39	0.650%(S)	1 Day TONAR(2)(S)/(0.062)%	(12)	(7,686)	(7,674)
JPY	20,000	02/06/40	0.223%(S)	1 Day TONAR(2)(S)/(0.062)%	(110)	(17,089)	(16,979)
JPY	25,000	07/08/42	0.300%(A)	1 Day TONAR(2)(A)/(0.062)%	(19,045)	(22,415)	(3,370)
JPY	5,000	07/04/43	0.763%(S)	1 Day TONAR(2)(S)/(0.062)%	(134)	(2,204)	(2,070)
JPY	91,700	12/18/47	0.918%(S)	1 Day TONAR(2)(S)/(0.062)%	(3,286)	(39,668)	(36,382)
JPY	30,000	07/08/52	0.450%(A)	1 Day TONAR(2)(A)/(0.062)%	(26,095)	(39,948)	(13,853)
KRW	761,000	08/04/24	3.145%(Q)	3 Month KWCDC(2)(Q)/3.960%	—	(9,646)	(9,646)
KRW	979,000	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)/3.960%	(24,020)	(74,290)	(50,270)
KRW	118,000	02/13/29	1.780%(Q)	3 Month KWCDC(2)(Q)/3.960%	—	(10,842)	(10,842)
KRW	33,500	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)/3.960%	—	(3,164)	(3,164)
KRW	470,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)/3.960%	(10,128)	(64,875)	(54,747)
NOK	1,680	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)/3.850%	3,515	(9,352)	(12,867)
NZD	100	11/05/29	1.393%(S)	3 Month BBR(2)(Q)/4.100%	—	(11,266)	(11,266)

See Notes to Financial Statements.

60

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	890	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)/7.720%	$17,717	$(39,214)	$(56,931)
PLN	760	08/30/31	1.765%(A)	6 Month WIBOR(2)(S)/7.720%	—	(55,032)	(55,032)
SEK	2,200	11/05/29	0.457%(A)	3 Month STIBOR(2)(Q)/2.069%	(3,540)	(33,134)	(29,594)
SGD	165	07/29/31	1.120%(S)	1 Day SORA(2)(S)/2.852%	1,011	(23,960)	(24,971)
THB	6,000	07/04/24	1.590%(Q)	1 Day THOR(2)(Q)/0.984%	—	(1,496)	(1,496)
THB	3,000	07/03/30	1.028%(Q)	1 Day THOR(2)(Q)/0.984%	—	(11,107)	(11,107)
	2,180	11/09/22	0.061%(A)	1 Day SOFR(1)(A)/3.050%	—	22,711	22,711
	493	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/3.050%	—	71,086	71,086

					$(185,444)	$(1,790,134)	$(1,604,690)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	3,000	10/14/31	2.675%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	$4,745	$—	$4,745	SCB
MYR	450	04/09/26	2.625%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(4,389)	(8)	(4,381)	MSI
MYR	900	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(9,934)	(11)	(9,923)	HSBC
MYR	200	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(1,974)	—	(1,974)	MSI
MYR	200	04/07/32	3.870%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(1,822)	(2)	(1,820)	CITI
MYR	230	07/12/32	3.650%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(3,076)	(1)	(3,075)	GSI
THB	1,000	05/07/25	0.795%(S)	6 Month THBFIX(2)(S)/1.488%	(1,020)	—	(1,020)	HSBC

					$(17,470)	$(22)	$(17,448)

(1)	The Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     61

Schedule of Investments (continued)

as of October 31, 2022

(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$250,528	$(24,358)	$857,134	$(889,707)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

JPS	$—	$2,048,822

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$7,886,018	$—
Ireland	—	1,418,104	—
Spain	—	—	56,339
United States	—	2,560,290	—
Commercial Mortgage-Backed Securities
Canada	—	14,756	—
Ireland	—	84,837	—
United Kingdom	—	721,301	—
United States	—	5,339,755	—
Corporate Bonds
Belgium	—	121,456	—
Brazil	—	287,338	—
Bulgaria	—	141,789	—
Canada	—	1,101,709	—

See Notes to Financial Statements.

62

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
China	$—	$1,780,173	$—
Denmark	—	439,144	—
France	—	1,992,750	—
Germany	—	1,161,453	—
Hong Kong	—	300,811	—
Hungary	—	80,005	—
India	—	258,329	—
Indonesia	—	69,072	—
Israel	—	95,240	—
Italy	—	718,370	—
Jamaica	—	58,375	—
Japan	—	325,559	—
Kazakhstan	—	130,773	—
Luxembourg	—	153,647	—
Malta	—	236,279	—
Mexico	—	673,886	—
Netherlands	—	678,176	—
Peru	—	69,989	—
Philippines	—	171,513	—
Portugal	—	110,443	—
Russia	—	555,929	—
Singapore	—	77,230	—
South Africa	—	179,062	—
Spain	—	795,150	—
Supranational Bank	—	145,426	—
Sweden	—	235,267	—
Switzerland	—	1,141,847	—
United Arab Emirates	—	641,237	—
United Kingdom	—	2,943,321	—
United States	—	12,914,732	—
Floating Rate and other Loans
United States	—	33,733	—
Municipal Bond
Puerto Rico	—	139,679	—
Residential Mortgage-Backed Securities
Spain	—	41,863	—
United Kingdom	—	111,802	—
United States	—	1,954,137	33,275
Sovereign Bonds
Andorra	—	160,602	—
Austria	—	146,583	—
Brazil	—	569,072	—
Bulgaria	—	125,854	—
Canada	—	372,207	—
Chile	—	93,568	—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     63

Schedule of Investments (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
China	$—	$866,661	$—
Colombia	—	621,894	—
Croatia	—	238,625	—
Cyprus	—	527,058	—
Denmark	—	21,224	—
Dominican Republic	—	93,113	—
France	—	74,240	—
Germany	—	82,451	—
Greece	—	1,540,697	—
Hong Kong	—	259,913	—
Hungary	—	287,074	—
India	—	132,623	—
Indonesia	—	893,669	—
Israel	—	565,045	—
Italy	—	2,016,492	—
Japan	—	268,076	—
Kazakhstan	—	269,597	—
Lithuania	—	151,789	—
Mexico	—	982,846	—
New Zealand	—	49,692	—
Panama	—	343,450	—
Peru	—	456,228	—
Philippines	—	386,437	—
Portugal	—	746,340	—
Qatar	—	193,072	—
Romania	—	273,275	—
Saudi Arabia	—	224,686	—
Serbia	—	405,790	—
Singapore	—	26,262	—
Slovenia	—	223,613	—
South Africa	—	244,943	—
Spain	—	913,254	—
Ukraine	—	127,422	—
United Arab Emirates	—	162,117	—
United Kingdom	—	650,956	—
Uruguay	—	98,265	—
U.S. Government Agency Obligation	—	125,121	—
U.S. Treasury Obligations	—	1,786,000	—
Exchange-Traded Funds	1,193,506	—	—
Short-Term Investments
Affiliated Mutual Fund	878,894	—	—

See Notes to Financial Statements.

64

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments (continued)
Unaffiliated Fund	$2,367,832	$—	$—
Options Purchased	—	45,614	—

Total	$4,440,232	$69,935,265	$89,614

Liabilities
Options Written	$—	$(51,806)	$—

Other Financial Instruments*
Assets
Futures Contracts	$628,553	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	468,384	—
OTC Packaged Credit Default Swap Agreements	—	814,459	—
Centrally Cleared Credit Default Swap Agreements	—	47,259	—
OTC Credit Default Swap Agreements	—	242,712	—
Centrally Cleared Inflation Swap Agreement	—	10,079	—
Centrally Cleared Interest Rate Swap Agreements	—	322,403	—
OTC Interest Rate Swap Agreement	—	4,745	—

Total	$628,553	$1,910,041	$—

Liabilities
Futures Contracts	$(973,511)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(416,634)	—
OTC Packaged Credit Default Swap Agreements	—	(827,815)	—
OTC Credit Default Swap Agreements	—	(14,561)	—
OTC Currency Swap Agreement	—	(3,728)	—
Centrally Cleared Inflation Swap Agreement	—	(22,555)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,927,093)	—
OTC Interest Rate Swap Agreements	—	(22,215)	—

Total	$(973,511)	$(3,234,601)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Sovereign Bonds	22.6%
Banks	16.7
Collateralized Loan Obligations	13.5

Commercial Mortgage-Backed Securities	8.2%
Unaffiliated Fund	3.2
Residential Mortgage-Backed Securities	3.0

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     65

Schedule of Investments (continued)

as of October 31, 2022

Industry Classification (continued):

Oil & Gas	2.5%
U.S. Treasury Obligations	2.4
Electric	2.2
Exchange-Traded Funds	1.6
Diversified Financial Services	1.5
Commercial Services	1.4
Media	1.4
Pipelines	1.4
Insurance	1.3
Telecommunications	1.3
Affiliated Mutual Fund (1.2% represents investments purchased with collateral from securities on loan)	1.2
Real Estate Investment Trusts (REITs)	1.2
Automobiles	1.0
Consumer Loans	1.0
Foods	0.8
Transportation	0.7
Healthcare-Products	0.6
Real Estate	0.6
Semiconductors	0.5
Auto Manufacturers	0.5
Packaging & Containers	0.5
Entertainment	0.5
Healthcare-Services	0.5
Home Builders	0.4
Pharmaceuticals	0.4
Retail	0.4
Chemicals	0.4
Engineering & Construction	0.4

Airlines	0.3%
Beverages	0.3
Software	0.3
Collateralized Debt Obligation	0.2
Gas	0.2
Internet	0.2
Agriculture	0.2
Multi-National	0.2
Municipal Bond	0.2
Aerospace & Defense	0.2
Machinery-Diversified	0.2
U.S. Government Agency Obligation	0.2
Investment Companies	0.2
Building Materials	0.2
Other	0.1
Auto Parts & Equipment	0.1
Housewares	0.1
Office/Business Equipment	0.1
Lodging	0.1
Mining	0.1
Options Purchased	0.1
Apparel	0.1

99.7
Options Written	(0.1)
Other assets in excess of liabilities	0.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

66

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$47,259	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	250,528		Premiums received for OTC swap agreements	24,336
Credit contracts	Unrealized appreciation on OTC swap agreements	852,389		Unrealized depreciation on OTC swap agreements	863,786
Foreign exchange contracts	Due from/to broker-variation margin futures	184,711	*	Due from/to broker-variation margin futures	80,043	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	468,384		Unrealized depreciation on OTC forward foreign currency exchange contracts	416,634
Interest rate contracts	Due from/to broker-variation margin futures	443,842	*	Due from/to broker-variation margin futures	893,468	*
Interest rate contracts	Due from/to broker-variation margin swaps	332,482	*	Due from/to broker-variation margin swaps	1,949,648	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	22
Interest rate contracts	Unaffiliated investments	45,614		Options written outstanding, at value	51,806
Interest rate contracts	Unrealized appreciation on OTC swap agreements	4,745		Unrealized depreciation on OTC swap agreements	25,921

		$2,629,954			$4,305,664

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(462,632)
Foreign exchange contracts	2,394,406	3,182,181	—
Interest rate contracts	(489,831)	—	(1,378,404)

Total	$1,904,575	$3,182,181	$(1,841,036)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     67

Schedule of Investments (continued)

as of October 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(52,487)
Foreign exchange contracts	—	—	(83,819)	(67,468)	—
Interest rate contracts	35,301	(38,776)	(553,271)	—	(1,184,670)

Total	$35,301	$(38,776)	$(637,090)	$(67,468)	$(1,237,157)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$10,079

Options Written (2)	1,600,000

Futures Contracts - Long Positions (2)	12,277,372

Futures Contracts - Short Positions (2)	39,391,248

Forward Foreign Currency Exchange Contracts - Purchased (3)	13,717,992

Forward Foreign Currency Exchange Contracts - Sold (3)	30,777,695

Interest Rate Swap Agreements (2)	51,941,251

Credit Default Swap Agreements - Buy Protection (2)	6,081,212

Credit Default Swap Agreements - Sell Protection (2)	16,870,604

Currency Swap Agreements (2)	96,718

Total Return Swap Agreements (2)	238,000

Inflation Swap Agreements (2)	723,576

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

68

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$852,670	$(852,670)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$1,027,972	$(876,184)	$151,788	$(95,946)	$55,842
BNP	35,820	(35,796)	24	—	24
BOA	32,022	(10,747)	21,275	—	21,275
CITI	12,036	(8,515)	3,521	—	3,521
DB	51,902	(53,194)	(1,292)	—	(1,292)
GSI	246,856	(6,425)	240,431	—	240,431
HSBC	60,150	(22,230)	37,920	(37,920)	—
JPM	14,698	(6,671)	8,027	—	8,027
MSI	131,106	(247,304)	(116,198)	—	(116,198)
SCB	9,098	—	9,098	—	9,098
UAG	—	(115,439)	(115,439)	—	(115,439)

	$1,621,660	$(1,382,505)	$239,155	$(133,866)	$105,289

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     69

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $852,670:
Unaffiliated investments (cost $90,870,988)	$73,586,217
Affiliated investments (cost $878,894)	878,894
Cash	174,593
Foreign currency, at value (cost $176,384)	175,148
Unrealized appreciation on OTC swap agreements	857,134
Dividends and interest receivable	655,491
Unrealized appreciation on OTC forward foreign currency exchange contracts	468,384
Premiums paid for OTC swap agreements	250,528
Receivable for Fund shares sold	160,188
Due from broker—variation margin futures	100,232
Receivable for investments sold	39,530
Prepaid expenses	1,300

Total Assets	77,347,639

Liabilities

Unrealized depreciation on OTC swap agreements	889,707
Payable to broker for collateral for securities on loan	877,738
Unrealized depreciation on OTC forward foreign currency exchange contracts	416,634
Payable for investments purchased	131,042
Accrued expenses and other liabilities	87,358
Payable for Fund shares purchased	78,305
Options written outstanding, at value (premiums received $12,000)	51,806
Due to broker—variation margin swaps	35,366
Premiums received for OTC swap agreements	24,358
Management fee payable	15,780
Affiliated transfer agent fee payable	1,094
Directors’ fees payable	951
Distribution fee payable	203
Dividends payable	51

Total Liabilities	2,610,393

Net Assets	$74,737,246

Net assets were comprised of:
Common stock, at par	$95,174
Paid-in capital in excess of par	94,517,561
Total distributable earnings (loss)	(19,875,489)

Net assets, October 31, 2022	$74,737,246

See Notes to Financial Statements.

70

Class A

Net asset value, offering price and redemption price per share,
($464,759 ÷ 59,199 shares of common stock issued and outstanding)	$7.85
Maximum sales charge (3.25% of offering price)	0.26

Maximum offering price to public	$8.11

Class C

Net asset value, offering price and redemption price per share,
($118,522 ÷ 15,102 shares of common stock issued and outstanding)	$7.85

Class Z

Net asset value, offering price and redemption price per share,
($5,442,072 ÷ 693,463 shares of common stock issued and outstanding)	$7.85

Class R6

Net asset value, offering price and redemption price per share,
($68,711,893 ÷ 8,749,634 shares of common stock issued and outstanding)	$7.85

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     71

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $436 foreign withholding tax)	$2,616,851
Unaffiliated dividend income	30,092
Income from securities lending, net (including affiliated income of $847)	880
Affiliated dividend income	458

Total income	2,648,281

Expenses
Management fee	406,790
Distribution fee(a)	3,089
Custodian and accounting fees	68,018
Registration fees(a)	52,652
Audit fee	41,500
Legal fees and expenses	21,682
Shareholders’ reports	21,437
Transfer agent’s fees and expenses (including affiliated expense of $5,070)(a)	19,206
Directors’ fees	11,025
SEC registration fees	2,400
Miscellaneous	20,489

Total expenses	668,288
Less: Fee waiver and/or expense reimbursement(a)	(189,270)

Net expenses	479,018

Net investment income (loss)	2,169,263

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(13))	(1,337,198)
Futures transactions	1,904,575
Forward currency contract transactions	3,182,181
Swap agreement transactions	(1,841,036)
Foreign currency transactions	(546,438)

1,362,084

Net change in unrealized appreciation (depreciation) on:
Investments	(18,095,200)
Futures	(637,090)
Forward currency contracts	(67,468)
Options written	(38,776)
Swap agreements	(1,237,157)
Foreign currencies	40,537

(20,035,154)

Net gain (loss) on investment and foreign currency transactions	(18,673,070)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(16,503,807)

See Notes to Financial Statements.

72

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	1,425	1,664	—	—
Registration fees	10,783	9,283	15,509	17,077
Transfer agent’s fees and expenses	1,270	453	12,049	5,434
Fee waiver and/or expense reimbursement	(12,651)	(9,908)	(35,312)	(131,399)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     73

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,169,263	$947,085
Net realized gain (loss) on investment and foreign currency transactions	1,362,084	851,837
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(20,035,154)	(2,056,792)

Net increase (decrease) in net assets resulting from operations	(16,503,807)	(257,870)

Dividends and Distributions
Distributions from distributable earnings
Class A	(21,897)	(20,553)
Class C	(5,305)	(2,629)
Class Z	(300,048)	(459,071)
Class R6	(3,029,090)	(1,022,297)

	(3,356,340)	(1,504,550)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	51,891,519	48,297,048
Net asset value of shares issued in reinvestment of dividends and distributions	3,349,091	1,491,892
Cost of shares purchased	(34,793,306)	(13,945,205)

Net increase (decrease) in net assets from Fund share transactions	20,447,304	35,843,735

Total increase (decrease)	587,157	34,081,315

Net Assets:

Beginning of year	74,150,089	40,068,774

End of year	$74,737,246	$74,150,089

See Notes to Financial Statements.

74

Financial Highlights

Class A Shares
					December 12, 2017(a)
	Year Ended October 31,				through October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.03	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.15	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.03)	(0.27)	0.30	1.33	(0.42)
Total from investment operations	(1.83)	(0.12)	0.51	1.51	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.26)	(0.28)	(0.56)	(0.26)
Tax return of capital distributions	-	-	(0.14)	-	-
Distributions from net realized gains	-	-	(0.11)	-	-
Total dividends and distributions	(0.35)	(0.26)	(0.53)	(0.56)	(0.26)
Net asset value, end of period	$7.85	$10.03	$10.41	$10.43	$9.48
Total Return(c):	(18.63)%	(1.22)%	5.12%	16.40%	(2.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$465	$841	$729	$2,036	$49
Average net assets (000)	$570	$825	$1,716	$234	$46
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	0.88%	0.88%	(e)
Expenses before waivers and/or expense reimbursement	3.10%	2.96%	2.30%	8.27%	80.88%	(e)
Net investment income (loss)	2.27%	1.48%	2.03%	1.69%	1.86%	(e)
Portfolio turnover rate(f)	30%	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     75

Financial Highlights (continued)

Class C Shares
					December 12, 2017(a)
	Year Ended October 31,				through October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.03	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.08	0.12	0.17	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.04)	(0.28)	0.31	1.27	(0.43)
Total from investment operations	(1.90)	(0.20)	0.43	1.44	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.18)	(0.20)	(0.49)	(0.19)
Tax return of capital distributions	-	-	(0.14)	-	-
Distributions from net realized gains	-	-	(0.11)	-	-
Total dividends and distributions	(0.28)	(0.18)	(0.45)	(0.49)	(0.19)
Net asset value, end of period	$7.85	$10.03	$10.41	$10.43	$9.48
Total Return(c):	(19.24)%	(1.96)%	4.32%	15.59%	(3.29)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$119	$139	$162	$39	$17
Average net assets (000)	$166	$150	$85	$16	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63%	1.63%	1.63%	(e)
Expenses before waivers and/or expense reimbursement	7.58%	10.05%	15.56%	97.66%	290.47%	(e)
Net investment income (loss)	1.54%	0.74%	1.15%	1.70%	1.13%	(e)
Portfolio turnover rate(f)	30%	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class Z Shares
					December 12, 2017(a)
	Year Ended October 31,				through October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.03	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.17	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.04)	(0.27)	0.32	1.36	(0.42)
Total from investment operations	(1.81)	(0.10)	0.54	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.28)	(0.31)	(0.59)	(0.28)
Tax return of capital distributions	-	-	(0.14)	-	-
Distributions from net realized gains	-	-	(0.11)	-	-
Total dividends and distributions	(0.37)	(0.28)	(0.56)	(0.59)	(0.28)
Net asset value, end of period	$7.85	$10.03	$10.41	$10.43	$9.48
Total Return(c):	(18.42)%	(0.98)%	5.37%	16.71%	(2.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,442	$10,982	$8,864	$3,854	$164
Average net assets (000)	$7,255	$17,287	$6,563	$1,214	$160
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63%	0.63%	0.63%	(e)
Expenses before waivers and/or expense reimbursement	1.12%	1.09%	1.56%	3.11%	24.70%	(e)
Net investment income (loss)	2.53%	1.65%	2.17%	1.72%	2.11%	(e)
Portfolio turnover rate(f)	30%	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund     77

Financial Highlights (continued)

Class R6 Shares
					December 12, 2017(a)
	Year Ended October 31,				through October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.04	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.18	0.23	0.26	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.06)	(0.26)	0.31	1.28	(0.42)
Total from investment operations	(1.82)	(0.08)	0.54	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.29)	(0.31)	(0.59)	(0.28)
Tax return of capital distributions	-	-	(0.14)	-	-
Distributions from net realized gains	-	-	(0.11)	-	-
Total dividends and distributions	(0.37)	(0.29)	(0.56)	(0.59)	(0.28)
Net asset value, end of period	$7.85	$10.04	$10.41	$10.43	$9.48
Total Return(c):	(18.47)%	(0.82)%	5.42%	16.79%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$68,712	$62,187	$30,314	$28,565	$24,421
Average net assets (000)	$73,367	$37,302	$29,230	$26,482	$24,571
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	0.58%	0.58%	0.58%	(e)
Expenses before waivers and/or expense reimbursement	0.76%	0.89%	1.19%	1.49%	1.67%	(e)
Net investment income (loss)	2.69%	1.74%	2.25%	2.66%	2.14%	(e)
Portfolio turnover rate(f)	30%	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Notes to Financial Statements

1.     Organization

Prudential Global Total Return Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Global Total Return (USD Hedged) Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, through a combination of current income and capital appreciation.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Global Total Return (USD Hedged) Fund     79

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and

80

provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.
Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Global Total Return (USD Hedged) Fund     81

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of

82

the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date.

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Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

84

payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

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Notes to Financial Statements (continued)

period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

86

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events

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Notes to Financial Statements (continued)

applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial

88

statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in

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Notes to Financial Statements (continued)

excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.50% on average daily net assets up to $2 billion;	0.50%

0.485% of average daily net assets over $ 2 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

90

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	0.88%

C	1.63

Z	0.63

R6	0.58

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$2,119	$—

C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Notes to Financial Statements (continued)

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$31,011,877	$9,381,038

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$2,567,718	$4,614,625	$7,182,343	$—	$ —	$ —	—	$ 458

92

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)

$ —	$1,574,127	$ 695,220	$—	$(13)	$878,894	879,686	$ 847(2)

$2,567,718	$6,188,752	$7,877,563	$—	$(13)	$878,894		$1,305

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $3,356,340 of ordinary income. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,504,550 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $483,474 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$92,378,762	$2,191,213	$(21,826,188)	$(19,634,975)

The differences between GAAP and tax basis were primarily attributable to bond premium amortization, mark-to-market of options, futures and forward contracts, straddles, interest accrual on defaulted securities, and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $724,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax

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Notes to Financial Statements (continued)

authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 18,075,000,000 shares of common stock, $0.01 par value per share, 1,500,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	200,000,000

C	300,000,000

Z	600,000,000

R6	400,000,000

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

C	1,177	7.8%

R6	2,296,046	26.2

94

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	24.1%

Unaffiliated	1	65.0

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	20,179	$197,882

Shares issued in reinvestment of dividends and distributions	2,442	21,782

Shares purchased	(47,130)	(455,935)

Net increase (decrease) in shares outstanding before conversion	(24,509)	(236,271)

Shares purchased upon conversion into other share class(es)	(137)	(1,130)

Net increase (decrease) in shares outstanding	(24,646)	$(237,401)

Year ended October 31, 2021:

Shares sold	58,111	$599,993

Shares issued in reinvestment of dividends and distributions	2,000	20,523

Shares purchased	(46,272)	(473,592)

Net increase (decrease) in shares outstanding	13,839	$146,924

Class C
Year ended October 31, 2022:

Shares sold	13,681	$133,973

Shares issued in reinvestment of dividends and distributions	588	5,264

Shares purchased	(13,062)	(115,662)

Net increase (decrease) in shares outstanding	1,207	$23,575

Year ended October 31, 2021:

Shares sold	8,646	$89,643

Shares issued in reinvestment of dividends and distributions	248	2,555

Shares purchased	(10,602)	(109,313)

Net increase (decrease) in shares outstanding	(1,708)	$(17,115)

Class Z
Year ended October 31, 2022:

Shares sold	366,207	$3,138,737

Shares issued in reinvestment of dividends and distributions	32,847	293,266

Shares purchased	(800,314)	(7,312,632)

Net increase (decrease) in shares outstanding before conversion	(401,260)	(3,880,629)

Shares issued upon conversion from other share class(es)	241	2,062

Net increase (decrease) in shares outstanding	(401,019)	$(3,878,567)

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:

Shares sold	3,203,522	$32,545,219

Shares issued in reinvestment of dividends and distributions	43,654	446,555

Shares purchased	(489,336)	(5,030,975)

Net increase (decrease) in shares outstanding before conversion	2,757,840	27,960,799

Shares issued upon conversion from other share class(es)	1,809	18,669

Shares purchased upon conversion into other share class(es)	(2,516,935)	(25,848,919)

Net increase (decrease) in shares outstanding	242,714	$2,130,549

Class R6

Year ended October 31, 2022:

Shares sold	5,392,636	$48,420,927

Shares issued in reinvestment of dividends and distributions	344,850	3,028,779

Shares purchased	(3,184,359)	(26,909,077)

Net increase (decrease) in shares outstanding before conversion	2,553,127	24,540,629

Shares purchased upon conversion into other share class(es)	(103)	(932)

Net increase (decrease) in shares outstanding	2,553,024	$24,539,697

Year ended October 31, 2021:

Shares sold	1,470,595	$15,062,193

Shares issued in reinvestment of dividends and distributions	99,750	1,022,259

Shares purchased	(801,450)	(8,331,325)

Net increase (decrease) in shares outstanding before conversion	768,895	7,753,127

Shares issued upon conversion from other share class(es)	2,516,935	25,848,919

Shares purchased upon conversion into other share class(es)	(1,809)	(18,669)

Net increase (decrease) in shares outstanding	3,284,021	$33,583,377

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

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	Current SCA	Prior SCA

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $548,000, borrowed at a weighted average interest rate of 3.75%. The maximum loan outstanding amount during the period was $548,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for

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Notes to Financial Statements (continued)

the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and

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political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration

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Notes to Financial Statements (continued)

risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the

100

Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more

PGIM Global Total Return (USD Hedged) Fund     101

Notes to Financial Statements (continued)

volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential

102

liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

PGIM Global Total Return (USD Hedged) Fund     103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Global Total Return Fund, Inc. and Shareholders of PGIM Global Total Return (USD Hedged) Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Total Return (USD Hedged) Fund (one of the funds constituting Prudential Global Total Return Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 26.62% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2022.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.76% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Global Total Return (USD Hedged) Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Global Total Return (USD Hedged) Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return (USD Hedged) Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Global Total Return (USD Hedged) Fund is a series of Prudential Global Total Return Fund, Inc.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-year period, though it underperformed its benchmark index over the one-year period.

●	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class C shares, 0.63% for Class Z shares and 0.58% for Class R6 shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return (USD Hedged) Fund

∎	MAIL	∎	TELEPHONE	∎	WEBSITE
	655 Broad Street		(800) 225-1852		pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return (USD Hedged) Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PHEAX	PHECX	PHEZX	PHEQX

CUSIP	74439A707	74439A806	74439A871	74439A889

MF238E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $108,800 and $108,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c) Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d) All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2022